UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22519

First Trust Exchange-Traded AlphaDEX® Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2018

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
First Trust Europe AlphaDEX® Fund (FEP)
First Trust Latin America AlphaDEX® Fund (FLN)
First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust China AlphaDEX® Fund (FCA)
First Trust Japan AlphaDEX® Fund (FJP)
First Trust South Korea AlphaDEX® Fund (FKO)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
First Trust Germany AlphaDEX® Fund (FGM)
First Trust Canada AlphaDEX® Fund (FCAN)
First Trust Australia AlphaDEX® Fund (FAUS)
First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust India NIFTY 50 Equal Weight ETF (NFTY) (formerly known as First Trust Taiwan AlphaDEX® Fund)
First Trust Hong Kong AlphaDEX® Fund (FHK)
First Trust Switzerland AlphaDEX® Fund (FSZ)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Letter from the Chairman and CEO
December 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded AlphaDEX® Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2018, including a market overview and performance analyses. We encourage you to read this report carefully and discuss it with your financial advisor.
As I wrote in my June 2018 letter, investors were hoping for another strong year in the markets for 2018. For the entire year, however, increased market volatility was the norm for U.S. and global markets. Despite the volatility, August was a strong month for stocks, and the Dow Jones Industrial Average (“DJIA”) finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500® Index) hit record levels during the third quarter. Yet, in October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the month. However, investors cheered as November ended, and the DJIA climbed 617 points (2.5%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and the MSCI EAFE Index ended December with year-to-date returns of -3.48% and-13.79%, respectively.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed indicated the possibility of one additional rate hike in 2018 and three more in 2019. At their November meeting, the Fed did not raise interest rates. However, at their December 19th meeting, the Fed did raise interest rates by 25 basis points. Analysts and investors will be watching to see what the Fed does with rates in 2019.
While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2018
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

State of the Global Economy
In its latest forecast, the International Monetary Fund (“IMF”) is calling for the world real gross domestic product (“GDP”) growth rate to dip from an estimated 3.7% in 2018 to an estimated 3.5% in 2019, according to its own release. The IMF cited the ongoing trade dispute between the U.S. and China as being partly responsible for the small downward revision in growth. The U.S. real GDP growth rate is expected to decrease from an estimated 2.9% in 2018 to an estimated 2.5% in 2019. The growth rate for Emerging Market and Developing Economies is expected to dip from an estimated 4.6% in 2018 to an estimated 4.5% in 2019. As indicated by the growth forecasts, we believe there is no imminent threat of a global economic recession.
We believe that concerns over the extent to which interest rates could trend higher in 2019 and the potential for trade tariffs escalating to an all-out trade war were largely behind the spikes in volatility in the stock market in 2018. For those investors who fear that higher interest rates could dampen the prospects for stocks in 2019, Federal Reserve (the “Fed”) Chairman Jerome Powell announced on January 4, 2019 that the Fed will be adopting a “patient” approach to tightening monetary policy. With respect to trade, the Trump Administration sent trade representatives to China on January 7, 2019 to set up future trade policy talks. The two countries also agreed to a 90-day truce freezing tariffs until March 1, 2019. We believe stock prices would move higher on a U.S.-China trade deal.
ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds (“ETFs”) and other exchange-traded products (“ETPs”) listed globally stood at $4.79 trillion at the close of 2018, down from $4.84 trillion the previous year, according to its own release. The dip in assets under management was due to performance rather than capital flows. December 2018 marked the 59th consecutive month of net inflows into ETFs/ETPs listed globally. The U.S.’s share of the global market was approximately 70% at year-end.
U.S. Stocks and Bonds
The three major Standard & Poor’s stock indices finished 2018 in the red. The S&P 500® Index, S&P MidCap 400® Index and S&P SmallCap 600® Index posted total returns of -4.38%, -11.08%, and -8.48%, respectively, according to Bloomberg. Only three of the 11 major S&P 500® Index sectors posted positive total returns. The top-performing sectors were Health Care, Utilities and Consumer Discretionary, up 6.47%, 4.11% and 0.82%, respectively, on a total return basis. The sectors that posted the biggest losses were Energy, Materials and Industrials, down 18.10%, 14.70% and 13.32%, respectively. We believe that some of the downside in stock prices late in the year could be attributed to profit taking and tax selling. Keep in mind, the S&P 500® Index posted a total return of 21.83% in 2017, more than double its 9.98% average annual total return from 1926-2018, according to Ibbotson Associates/Morningstar.
Dividend growth has historically been a barometer of strength for Corporate America. The S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) $7.4 billion in the third quarter of 2018, up from $4.5 billion from the third quarter of 2017, according to its own release. Net dividend increases totaled a record $58.4 billion in 2018, up from $37.1 billion in 2017. Currently, 82.2% of the companies in the S&P 500® Index pay a dividend, compared to 69.8% of the companies in the S&P MidCap 400® Index and 51.9% of the companies in the S&P SmallCap 600® Index. Total global dividend payouts are expected to rise 6.0% year-over-year to a record $1.81 trillion in 2019, according to business information provider IHS Markit, a London-based global information provider. Dividend-paying companies in the U.S. are expected to increase distributions by 8.1% according to IHS Markit.
In the U.S. bond market, the top-performing major debt group we track was intermediate-term Treasuries. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.41% in 2018. The worst-performing debt group that we track was high yield corporates. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -2.08%. The yield on the benchmark 10-Year Treasury note (T-note) rose by 28 basis points to 2.69% in 2018, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.51% for the 10-year period ended December 31, 2018.

Market Overview
Foreign Stocks and Bonds
The U.S. dollar registered a gain of 4.40% against a basket of major currencies in 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on unhedged foreign securities. We believe the dollar strengthened due to the escalating trade/tariff battle between the U.S. and its major trading partners, particularly China.
Both foreign stocks and bonds succumbed to selling pressure in 2018. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of -1.20% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt fell 3.02%, according to Bloomberg Barclays. With respect to equities, the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -14.09% (USD), compared to -14.58% (USD) for the MSCI Daily Total Return Net Emerging Markets Index.

Fund Performance Overview (Unaudited)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “FPA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-20.71%	2.61%	1.62%	13.77%	13.22%
Market Price	-20.57%	2.27%	1.54%	11.86%	12.53%
Index Performance
NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index(1)	-19.58%	N/A	N/A	N/A	N/A
NASDAQ DM Asia Pacific Ex-Japan Index(1)	-14.20%	N/A	N/A	N/A	N/A
MSCI Pacific ex-Japan Index	-10.30%	2.10%	2.53%	10.93%	21.20%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a net asset value (“NAV”) return of -20.71% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index (“benchmark”) generated a return of -10.30%. South Korea had the greatest weight (37%), worst total return (-25%), and the most negative contribution to the Fund’s total return (-9.8%) over the period. No country had a positive return, but New Zealand securities, at a 1.6% weight, had the least-negative return of -8.8% return and, factoring in currency effect, only a -0.02% contribution to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -3.4%. On a relative basis, the Fund underperformed the benchmark. The most substantial underperformance comes from the heavily-weighted South Korea, which caused -3.3% underperformance against the benchmark. The Fund saw 1.2% outperformance over the benchmark by simply not investing in Chinese securities, which were an 8% weight in the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Real Estate	31.4%
Industrials	15.9
Materials	13.3
Energy	8.8
Information Technology	7.1
Consumer Discretionary	6.4
Communication Services	4.0
Consumer Staples	3.7
Financials	3.4
Utilities	3.1
Health Care	2.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Link REIT	1.9%
Lotte Chemical Corp.	1.9
Champion REIT	1.8
CK Asset Holdings Ltd.	1.8
Swire Pacific Ltd., Class A	1.8
LG Uplus Corp.	1.8
LG Corp.	1.8
Hongkong Land Holdings Ltd.	1.8
Washington H Soul Pattinson & Co., Ltd.	1.8
Vitasoy International Holdings Ltd.	1.7
Total	18.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	98	36	0	0
1/1/15 – 12/31/15	71	40	4	0
1/1/16 – 12/31/16	73	34	4	0
1/1/17 – 12/31/17	102	47	5	0
1/1/18 – 12/31/18	51	10	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	83	32	3	0
1/1/15 – 12/31/15	76	52	9	0
1/1/16 – 12/31/16	81	52	7	1
1/1/17 – 12/31/17	69	28	0	0
1/1/18 – 12/31/18	104	71	13	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP)
The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Europe Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-18.67%	0.86%	3.06%	4.35%	26.16%
Market Price	-18.75%	0.62%	3.02%	3.11%	25.78%
Index Performance
NASDAQ AlphaDEX® Europe Index(1)	-18.30%	N/A	N/A	N/A	N/A
NASDAQ DM Europe Index(1)	-15.73%	N/A	N/A	N/A	N/A
MSCI Europe Index	-14.86%	-0.61%	2.60%	-2.99%	21.82%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -18.67% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (“benchmark”) generated a return of -14.86%. United Kingdom securities carried the highest allocation in the Fund over the period with a 26.1% weighting. These securities returned -19.11%, causing a -5.1% return in the Fund. Securities in Norway showed the greatest return in the Fund. At 0.72%, Norway was the only country in the Fund with a positive return. However, due to negative impact from currency return, these investments, at a 5.1% weight in the Fund, contributed -0.55% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -4.7%. On a relative basis, the Fund underperformed the benchmark. United Kingdom securities created -1.4% of relative underperformance. Swedish securities created the greatest amount of outperformance for the Fund, earning 0.6% performance over the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	16.8%
Consumer Discretionary	15.6
Materials	13.5
Real Estate	11.9
Energy	9.1
Financials	8.9
Communication Services	5.6
Consumer Staples	5.6
Information Technology	5.0
Health Care	4.9
Utilities	3.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Polymetal International PLC	1.1%
Hufvudstaden AB, Class A	1.0
Fabege AB	1.0
Acciona S.A.	0.9
Neste OYJ	0.9
Berkeley Group Holdings PLC	0.9
Deutsche Lufthansa AG	0.9
International Consolidated Airlines Group S.A.	0.9
Merlin Properties Socimi S.A.	0.9
Segro PLC	0.9
Total	9.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	147	25	1	0
1/1/15 – 12/31/15	144	46	5	0
1/1/16 – 12/31/16	46	4	0	0
1/1/17 – 12/31/17	177	28	0	0
1/1/18 – 12/31/18	139	17	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	69	9	1	0
1/1/15 – 12/31/15	51	6	0	0
1/1/16 – 12/31/16	170	29	3	0
1/1/17 – 12/31/17	46	0	0	0
1/1/18 – 12/31/18	89	3	1	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN)
The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Latin America Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FLN.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-7.50%	-1.01%	-2.71%	-4.94%	-19.09%
Market Price	-7.71%	-1.11%	-2.76%	-5.42%	-19.39%
Index Performance
NASDAQ AlphaDEX® Latin America Index(1)	-6.42%	N/A	N/A	N/A	N/A
NASDAQ Latin America Index(1)	-5.91%	-1.65%	N/A	-7.98%	N/A
MSCI EM Latin America Index	-6.57%	-1.73%	-4.34%	-8.37%	-28.95%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -7.50% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index (“benchmark”) generated a return of -6.57%. Brazilian securities carried the greatest weight and also had the greatest contribution to the Fund’s return during the period. Brazil was weighted at 58% and the total contribution to return was 0.9%. The total currency effect to the Fund over the period covered in this report totaled -11.2%. On a relative basis, the Fund underperformed the benchmark. Securities in Colombia and Chile caused the most underperformance, each with -0.4% contribution to underperformance against the benchmark. The most outperformance was earned from investments in Brazil and Mexico, as each garnered 0.4% outperformance against the index.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	24.8%
Materials	16.7
Utilities	13.9
Industrials	12.9
Consumer Staples	11.8
Communication Services	7.5
Consumer Discretionary	6.0
Energy	4.7
Real Estate	1.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Cia de Saneamento Basico do Estado de Sao Paulo	4.7%
IRB Brasil Resseguros S.A.	4.4
Itausa - Investimentos Itau S.A. (Preference Shares)	4.2
Telefonica Brasil S.A. (Preference Shares)	4.2
Banco do Brasil S.A.	3.3
Enel Americas S.A.	3.1
Porto Seguro S.A.	3.1
Gerdau S.A. (Preference Shares)	3.0
Petroleo Brasileiro S.A. (Preference Shares)	3.0
Grupo Elektra S.A.B. de C.V.	2.9
Total	35.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	79	0	0	0
1/1/15 – 12/31/15	83	36	1	0
1/1/16 – 12/31/16	83	14	6	1
1/1/17 – 12/31/17	46	37	2	0
1/1/18 – 12/31/18	69	11	1	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	146	24	3	0
1/1/15 – 12/31/15	110	21	1	0
1/1/16 – 12/31/16	88	56	2	2
1/1/17 – 12/31/17	113	53	0	0
1/1/18 – 12/31/18	120	48	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ)
The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Brazil Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FBZ.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-1.17%	-0.64%	-4.77%	-3.18%	-31.36%
Market Price	-1.89%	-0.98%	-4.86%	-4.79%	-31.89%
Index Performance
NASDAQ AlphaDEX® Brazil Index(1)	0.45%	N/A	N/A	N/A	N/A
NASDAQ Brazil Index(1)	0.74%	1.81%	N/A	9.40%	N/A
MSCI Brazil Index	-0.49%	0.69%	-4.78%	3.47%	-31.45%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -1.17% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index (“benchmark”) generated a return of -0.49%. The Utilities sector received the greatest allocation during the period, with a 19.4% weight in the Fund. These securities produced a slightly positive return, with total contribution to the Fund’s total return of 1.4%. Financials were the sector with the greatest performance and contribution to the Fund’s return. With a 12.4% weight and 26% return, the total contribution to the Fund’s return from the investments in Financials equaled 3.8%. In contrast, the Communication Services sector was the greatest drag on the Fund with a total contribution to the Fund’s return of -1.6%. The total currency effect to the Fund over the period covered in this report totaled -15.2%. On a relative basis, the Fund underperformed the benchmark. The largest underperformance came from the Materials sector, which generated -3.2% underperformance against the benchmark. The largest outperformance came simply from having a lesser allocation to the ill-performing Consumer Staples sector. This sector caused 4.16% outperformance against the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Utilities	22.7%
Materials	19.4
Consumer Discretionary	17.0
Financials	13.3
Consumer Staples	9.3
Industrials	9.3
Communication Services	4.2
Energy	3.8
Health Care	1.0
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Cia Energetica de Minas Gerais (Preference Shares)	4.2%
Magazine Luiza S.A.	3.9
Cia Paranaense de Energia, Class B (Preference Shares)	3.9
Guararapes Confeccoes S.A.	3.8
Cia de Saneamento Basico do Estado de Sao Paulo	3.8
Rumo S.A.	3.4
Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	3.3
Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	3.3
Bradespar S.A. (Preference Shares)	3.0
Gerdau S.A. (Preference Shares)	3.0
Total	35.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	119	16	3	0
1/1/15 – 12/31/15	32	7	5	0
1/1/16 – 12/31/16	88	14	3	2
1/1/17 – 12/31/17	71	21	2	0
1/1/18 – 12/31/18	104	13	2	4
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	98	10	5	1
1/1/15 – 12/31/15	78	123	6	1
1/1/16 – 12/31/16	101	39	4	1
1/1/17 – 12/31/17	122	34	1	0
1/1/18 – 12/31/18	112	14	2	0

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA)
The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® China Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-17.87%	3.05%	-0.27%	16.22%	-2.03%
Market Price	-18.15%	2.67%	-0.42%	14.06%	-3.17%
Index Performance
NASDAQ AlphaDEX® China Index(1)	-16.88%	N/A	N/A	N/A	N/A
NASDAQ China Index(1)	-15.94%	5.35%	N/A	29.76%	N/A
MSCI China Index	-18.88%	4.65%	2.80%	25.50%	23.67%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -17.87% during the 12-month period covered by this report. During the same period, the MSCI China Index (“benchmark”) generated a return of -18.88%. The Materials sector received the greatest allocation during the period, with a 17.7% weight in the Fund. These securities contributed -4.1% to the Fund’s total return. These investments were not the worst sector, however, as the Consumer Discretionary sector, with a 12.9% allocation, contributed -5.0% to the Fund’s performance. The best sector for the Fund during the period were the investments in Real Estate. These investments carried a weight of 12.9% and contributed 0.9% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -0.1%. On a relative basis, the Fund outperformed the benchmark. Investments in Communication Services contributed most to this outperformance, with 1.9% outperformance against the benchmark coming from this sector. The Financials and Information Technology sectors dampened the effect of the Communication Services sector with -2.2% and -2.0% underperformance, respectively.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	20.1%
Utilities	14.0
Energy	12.2
Industrials	12.0
Consumer Discretionary	10.0
Real Estate	7.9
Communication Services	7.0
Health Care	7.0
Financials	6.5
Information Technology	2.8
Consumer Staples	0.5
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Maanshan Iron & Steel Co., Ltd., Class H	4.0%
Sinotruk Hong Kong Ltd.	3.7
ENN Energy Holdings Ltd.	3.6
China Telecom Corp., Ltd., Class H	3.5
China Mobile Ltd.	3.5
Beijing Enterprises Holdings Ltd.	3.5
Inner Mongolia Yitai Coal Co., Ltd., Class B	3.5
Dongfeng Motor Group Co., Ltd., Class H	3.5
Weichai Power Co., Ltd., Class H	3.3
Angang Steel Co., Ltd., Class H	3.1
Total	35.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	76	56	8	2
1/1/15 – 12/31/15	58	35	19	6
1/1/16 – 12/31/16	42	14	2	0
1/1/17 – 12/31/17	24	12	0	0
1/1/18 – 12/31/18	78	76	26	3
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	72	31	7	0
1/1/15 – 12/31/15	69	44	19	2
1/1/16 – 12/31/16	65	91	36	2
1/1/17 – 12/31/17	100	96	18	1
1/1/18 – 12/31/18	47	17	3	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP)
The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FJP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-17.66%	2.32%	3.80%	12.14%	33.26%
Market Price	-18.48%	1.85%	3.66%	9.59%	31.89%
Index Performance
NASDAQ AlphaDEX® Japan Index(1)	-17.29%	N/A	N/A	N/A	N/A
NASDAQ Japan Index(1)	-13.25%	3.73%	N/A	20.10%	N/A
MSCI Japan Index	-12.88%	3.06%	5.26%	16.29%	48.43%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -17.66% during the 12-month period covered by this report. During the same period, the MSCI Japan Index (“benchmark”) generated a return of -12.88%. The Industrials sector received the greatest allocation during the period, with a 24.5% weight in the Fund. These contributed -3.7% to the Fund’s total return. The Health Care sector garnered the best returns to the Fund, but due to having only 2.9% weight, the impact of these were limited to 1.1% of the Fund’s total return. The most negative investments were those in the Materials sector, which contributed -6.1% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled 2.2%. On a relative basis, the Fund underperformed the benchmark. This underperformance came substantially from the Materials and Consumer Discretionary sectors, which contributed -2.9% and -2.8% to underperformance, respectively. Utilities garnered 1% of outperformance and Health Care garnered 0.9% outperformance against the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	25.7%
Industrials	20.9
Materials	17.3
Consumer Staples	10.4
Information Technology	6.7
Utilities	6.1
Health Care	4.6
Communication Services	3.3
Energy	3.2
Financials	1.4
Real Estate	0.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Sumitomo Dainippon Pharma Co., Ltd.	2.9%
Tokyo Electric Power Co., Holdings, Inc.	2.4
FamilyMart UNY Holdings Co., Ltd.	2.3
Kuraray Co., Ltd.	2.0
Japan Airlines Co., Ltd.	1.9
Sojitz Corp.	1.8
Idemitsu Kosan Co., Ltd.	1.8
Honda Motor Co., Ltd.	1.7
MonotaRO Co., Ltd.	1.7
Welcia Holdings Co., Ltd.	1.6
Total	20.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	84	54	4	3
1/1/15 – 12/31/15	96	29	9	1
1/1/16 – 12/31/16	61	28	10	2
1/1/17 – 12/31/17	113	39	5	0
1/1/18 – 12/31/18	104	32	9	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	69	32	5	1
1/1/15 – 12/31/15	83	30	3	1
1/1/16 – 12/31/16	88	48	12	3
1/1/17 – 12/31/17	76	17	1	0
1/1/18 – 12/31/18	82	22	2	0

Fund Performance Overview (Unaudited) (Continued)
First Trust South Korea AlphaDEX® Fund (FKO)
The First Trust South Korea AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® South Korea Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKO.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ South Korea Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-20.98%	-2.72%	-2.21%	-12.89%	-15.84%
Market Price	-21.37%	-3.33%	-2.34%	-15.57%	-16.65%
Index Performance
NASDAQ AlphaDEX® South Korea Index(1)	-19.49%	N/A	N/A	N/A	N/A
NASDAQ South Korea Index(1)	-20.58%	1.01%	N/A	5.15%	N/A
MSCI South Korea Index	-20.94%	0.99%	0.85%	5.06%	6.72%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -20.98% during the 12-month period covered by this report. During the same period, the MSCI South Korea Index (“benchmark”) generated a return of -20.94%. The Consumer Discretionary sector received the greatest allocation during the period and was also the most substantial contributor to the negative performance of the Fund. Consumer Discretionary investments received a weighting of 14.4% and contributed -4.4% to the Fund’s total return. The best, and only positive, sector in the Fund was the Communication Services sector. These received an allocation of 6.9% and contributed 0.4% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -3.4%. On a relative basis, the Fund underperformed the benchmark, although the underperformance totaled less than -0.1%. The Health Care sector contributed more than any other sector to the underperformance of the Fund against the benchmark with -1.1% underperformance. Meanwhile, investments in Communication Services caused 1.8% of outperformance, more than any other sector.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust South Korea AlphaDEX® Fund (FKO) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	16.1%
Industrials	15.4
Information Technology	14.1
Financials	12.5
Materials	10.2
Energy	8.2
Communication Services	8.1
Consumer Staples	5.5
Utilities	5.1
Health Care	4.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
SK Telecom Co., Ltd.	4.3%
LG Uplus Corp.	3.8
CJ Logistics Corp.	3.7
LG Display Co., Ltd.	3.7
LG Corp.	3.6
GS Holdings Corp.	3.5
Samsung SDI Co., Ltd.	3.1
Lotte Chemical Corp.	3.0
Hankook Tire Co., Ltd.	2.9
Hyundai Engineering & Construction Co., Ltd.	2.8
Total	34.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	78	23	2	0
1/1/15 – 12/31/15	27	18	2	18
1/1/16 – 12/31/16	49	28	7	1
1/1/17 – 12/31/17	49	32	6	0
1/1/18 – 12/31/18	52	50	7	2
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	104	36	9	0
1/1/15 – 12/31/15	57	66	40	24
1/1/16 – 12/31/16	72	64	23	8
1/1/17 – 12/31/17	85	63	16	0
1/1/18 – 12/31/18	59	58	23	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDT.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-19.52%	1.05%	1.87%	5.35%	15.38%
Market Price	-20.08%	0.76%	1.80%	3.86%	14.75%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Index(1)	-18.81%	N/A	N/A	N/A	N/A
NASDAQ Developed Markets Ex-US Index(1)	-15.04%	0.59%	N/A	2.99%	N/A
MSCI World ex USA Index	-14.09%	0.34%	2.66%	1.71%	22.45%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -19.52% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (“benchmark”) generated a return of -14.09%. The heaviest allocated country in the Fund was Japan, with a 26.7% allocation. The investments in Japan had a return of -18.4% during the period, explaining -6.0% of the Fund’s return. Japan’s contribution of -6.0% return was the worst of any country in the Fund. The best contributing country was New Zealand, with a contribution to the Fund’s return of 0.08%. This is the only country whose investments in the Fund generated a positive return. The total currency effect to the Fund over the period covered in this report totaled -2.05%. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is that the Fund was overweight Japan, in comparison to the benchmark, by 4.5% and that the Japanese investments in the Fund had a more negative return. In total, Japan caused -2.0% underperformance against the benchmark. South Korea was another outlier in contributing to underperformance, causing -1.5% performance in comparison to the benchmark. The greatest area of outperformance for the Fund came in the German investments which caused 0.54% of outperformance against the benchmark. German investments saw a negative return but had a smaller weight in the Fund than the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	17.6%
Materials	17.0
Real Estate	16.8
Consumer Discretionary	12.5
Energy	7.8
Information Technology	6.7
Consumer Staples	5.7
Financials	4.9
Health Care	4.5
Utilities	3.6
Communication Services	2.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Tokyo Electric Power Co., Holdings, Inc.	0.8%
Sumitomo Dainippon Pharma Co., Ltd.	0.7
Link REIT	0.7
Kerry Properties Ltd.	0.7
Lotte Chemical Corp.	0.7
Sino Land Co., Ltd.	0.7
Alimentation Couche-Tard, Inc., Class B	0.7
Henderson Land Development Co., Ltd.	0.6
Dexus	0.6
Champion REIT	0.6
Total	6.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	103	59	3	0
1/1/15 – 12/31/15	132	45	2	0
1/1/16 – 12/31/16	99	15	1	0
1/1/17 – 12/31/17	193	35	0	0
1/1/18 – 12/31/18	123	13	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	70	17	0	0
1/1/15 – 12/31/15	61	11	1	0
1/1/16 – 12/31/16	109	26	2	0
1/1/17 – 12/31/17	23	0	0	0
1/1/18 – 12/31/18	99	16	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEM.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18	5 Years Ended 12/31/18	Inception (4/18/11) to 12/31/18
Fund Performance
NAV	-15.48%	1.31%	-0.55%	6.72%	-4.16%
Market Price	-15.53%	1.13%	-0.53%	5.80%	-3.98%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Index(1)	-14.64%	N/A	N/A	N/A	N/A
NASDAQ Emerging Markets Index(1)	-11.23%	2.97%	N/A	15.75%	N/A
MSCI Emerging Markets Index	-14.58%	1.65%	0.06%	8.51%	0.48%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -15.48% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (“benchmark”) generated a return of -14.58%. Hong Kong securities carried the highest allocation in the Fund over the period with a 35% weighting. These securities returned -15% over the period and contributed -6.1% to overall Fund return. The allocation to Indonesia showed the greatest return with 17.5%. However, the Fund allocated only 1.7% to Indonesia over the period, so the contribution to the Fund’s return from these securities was 0.3%. The total currency effect to the Fund over the period covered in this report totaled -5.53%. On a relative basis, the Fund underperformed the benchmark. Hong Kong securities dominated the returns with 35% allocation but also carried significant weight in the benchmark and created only -0.18% underperformance. The most significant underperformance was created by the Fund’s investments in Turkey, which created -1.56% underperformance against the benchmark. The greatest area of outperformance for the Fund was in simply not investing in South Korea, creating 1.05% outperformance against the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Energy	24.7%
Materials	19.3
Industrials	9.5
Financials	9.1
Utilities	8.2
Information Technology	7.4
Consumer Discretionary	6.1
Real Estate	4.6
Consumer Staples	4.5
Communication Services	4.5
Health Care	2.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
IRB Brasil Resseguros S.A.	1.6%
Telefonica Brasil S.A. (Preference Shares)	1.5
Charoen Pokphand Indonesia Tbk PT	1.4
Grupa Lotos S.A.	1.4
Cia de Saneamento Basico do Estado de Sao Paulo	1.3
Electricity Generating PCL	1.3
Tupras Turkiye Petrol Rafinerileri A.S.	1.2
Inner Mongolia Yitai Coal Co., Ltd., Class B	1.2
Transneft PJSC (Preference Shares)	1.2
Surgutneftegas PJSC (Preference Shares)	1.2
Total	13.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	95	57	4	0
1/1/15 – 12/31/15	34	12	4	0
1/1/16 – 12/31/16	93	46	8	0
1/1/17 – 12/31/17	149	69	2	0
1/1/18 – 12/31/18	72	49	7	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	61	33	2	0
1/1/15 – 12/31/15	98	88	16	0
1/1/16 – 12/31/16	69	27	8	1
1/1/17 – 12/31/17	30	1	0	0
1/1/18 – 12/31/18	64	45	14	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM)
The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Germany Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FGM.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-25.40%	-0.32%	5.11%	-1.61%	40.89%
Market Price	-25.02%	-0.55%	5.15%	-2.73%	41.24%
Index Performance
NASDAQ AlphaDEX® Germany Index(1)	-25.36%	N/A	N/A	N/A	N/A
NASDAQ Germany Index(1)	-23.57%	-2.17%	N/A	-10.40%	N/A
MSCI Germany Index	-22.17%	-2.13%	4.33%	-10.19%	33.81%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -25.40% during the 12-month period covered by this report. During the same period, the MSCI Germany Index (“benchmark”) generated a return of -22.17%. The Consumer Discretionary sector received the greatest allocation during the period, with a 26.4% weight in the Fund. These were also the greatest drag on the portfolio, with contribution to the Fund’s total return of -7.6%. The best and only non-negative sector were the investments in Information Technology with a contribution to total return of 0.0%. The total currency effect to the Fund over the period covered in this report totaled -3.8%. On a relative basis, the Fund underperformed the benchmark. The Consumer Discretionary sector had the most negative impact on underperformance returning -2.4% against the benchmark during the period. Real Estate was the best sector, with regards to outperformance, creating 2.2% outperformance against the benchmark during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	22.6%
Industrials	18.2
Real Estate	15.9
Health Care	11.9
Materials	10.3
Information Technology	9.4
Financials	4.0
Communication Services	3.9
Utilities	3.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
LEG Immobilien AG	4.9%
Wirecard AG	4.8
Deutsche Lufthansa AG	4.8
Porsche Automobil Holding SE (Preference Shares)	4.7
Grand City Properties S.A.	4.3
MorphoSys AG	4.2
Volkswagen AG (Preference Shares)	3.9
Deutsche Wohnen SE	3.9
MTU Aero Engines AG	3.9
Nemetschek SE	3.7
Total	43.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	130	9	0	0
1/1/15 – 12/31/15	137	13	4	0
1/1/16 – 12/31/16	80	10	0	0
1/1/17 – 12/31/17	157	5	0	0
1/1/18 – 12/31/18	100	18	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	106	7	0	0
1/1/15 – 12/31/15	88	10	0	0
1/1/16 – 12/31/16	150	11	1	0
1/1/17 – 12/31/17	88	1	0	0
1/1/18 – 12/31/18	125	6	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Canada AlphaDEX® Fund (FCAN)
The First Trust Canada AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Canada Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCAN.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Canada Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-21.94%	-9.66%	-4.15%	-39.82%	-25.28%
Market Price	-22.02%	-9.72%	-4.16%	-40.04%	-25.35%
Index Performance
NASDAQ AlphaDEX® Canada Index(1)	-21.81%	N/A	N/A	N/A	N/A
NASDAQ Canada Index(1)	-17.86%	-2.04%	N/A	-9.79%	N/A
MSCI Canada Index	-17.20%	-1.62%	0.11%	-7.84%	0.77%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -21.94% during the 12-month period covered by this report. During the same period, the MSCI Canada Index (“benchmark”) generated a return of -17.20%. The Materials sector received the greatest allocation during the period, with a 26.4% weight in the Fund. These contributed -3.6% to the Fund’s total return. The Energy sector was the biggest drag on the portfolio, contributing -10.2% to the Fund’s total return. No sector had a positive contribution to the Fund, but the ‘best’ sector – the least negative, in this case, was Real Estate. Investments in the Real Estate sector received an allocation during the period of 9.7% and contributed 0.0% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -3.5%. On a relative basis, the Fund underperformed the benchmark. Underperformance of -3.8% came from the Energy sector, the worst sector both with regard to total Fund performance as well as with regard to underperformance against the benchmark. During the period, the investments in Real Estate contributed 1.8% to Fund outperformance against the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Canada AlphaDEX® Fund (FCAN) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	29.4%
Energy	23.0
Industrials	12.8
Real Estate	12.2
Information Technology	6.8
Consumer Discretionary	4.4
Financials	4.3
Consumer Staples	2.2
Utilities	2.1
Health Care	1.7
Communication Services	1.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Kirkland Lake Gold Ltd.	6.5%
Air Canada	5.0
Kinross Gold Corp.	4.5
Teck Resources Ltd., Class B	4.5
Canadian Apartment Properties REIT	4.2
Lundin Mining Corp.	3.9
Seven Generations Energy Ltd., Class A	3.9
Methanex Corp.	3.6
Husky Energy, Inc.	3.5
WSP Global, Inc.	3.5
Total	43.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	159	4	0	0
1/1/15 – 12/31/15	94	0	0	0
1/1/16 – 12/31/16	67	0	0	0
1/1/17 – 12/31/17	68	1	0	0
1/1/18 – 12/31/18	111	4	0	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	88	0	1	0
1/1/15 – 12/31/15	156	1	1	0
1/1/16 – 12/31/16	184	1	0	0
1/1/17 – 12/31/17	181	1	0	0
1/1/18 – 12/31/18	129	6	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Australia AlphaDEX® Fund (FAUS)
The First Trust Australia AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Australia Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FAUS.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Australia Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-15.48%	2.91%	3.39%	15.43%	25.73%
Market Price	-15.86%	2.83%	3.36%	14.99%	25.50%
Index Performance
NASDAQ AlphaDEX® Australia Index(1)	-15.42%	N/A	N/A	N/A	N/A
NASDAQ Australia Index(1)	-12.65%	-0.15%	N/A	-0.75%	N/A
MSCI Australia Index	-11.99%	0.46%	2.66%	2.31%	19.81%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -15.48% during the 12-month period covered by this report. During the same period, the MSCI Australia Index (“benchmark”) generated a return of -11.99%. The Real Estate sector received the greatest allocation during the period, with a 23.9% weight in the Fund. These contributed -3.3% to the Fund’s total return. The Energy sector was the biggest drag on the portfolio, contributing -4.3% to the Fund’s total return. No sector had a positive contribution to the Fund, but the ‘best’ sector – the least negative, in this case – was Consumer Staples. Consumer Staples received an allocation during the period of 2.7% and contributed -0.1% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -9.5%. On a relative basis, the Fund underperformed the benchmark. The Consumer Discretionary sector caused -2.2% of underperformance, more than any other sector, while the most outperformance came from the allocation to the Financials sector on the order of 1.8% outperformance against the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Australia AlphaDEX® Fund (FAUS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Real Estate	28.3%
Energy	18.0
Materials	17.0
Industrials	8.6
Consumer Discretionary	7.8
Communication Services	6.6
Financials	5.8
Utilities	3.4
Consumer Staples	2.7
Health Care	1.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Dexus	5.1%
GPT (The) Group	4.9
Vicinity Centres	4.7
Scentre Group	4.2
Santos Ltd.	4.1
Mirvac Group	3.9
Whitehaven Coal Ltd.	3.6
Fortescue Metals Group Ltd.	3.6
TPG Telecom Ltd.	3.5
South32 Ltd.	3.5
Total	41.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	131	15	0	0
1/1/15 – 12/31/15	104	20	3	4
1/1/16 – 12/31/16	67	90	30	10
1/1/17 – 12/31/17	53	16	1	0
1/1/18 – 12/31/18	127	37	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	96	9	1	0
1/1/15 – 12/31/15	99	21	0	1
1/1/16 – 12/31/16	21	22	10	2
1/1/17 – 12/31/17	116	64	1	0
1/1/18 – 12/31/18	72	11	3	0

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU)
The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® United Kingdom Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKU.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-16.16%	-2.45%	4.07%	-11.67%	31.53%
Market Price	-15.60%	-2.73%	4.03%	-12.92%	31.22%
Index Performance
NASDAQ AlphaDEX® United Kingdom Index(1)	-15.32%	N/A	N/A	N/A	N/A
NASDAQ United Kingdom Index(1)	-15.17%	-1.56%	N/A	-7.54%	N/A
MSCI United Kingdom Index	-14.15%	-1.71%	2.62%	-8.27%	19.45%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -16.16% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index (“benchmark”) generated a return of -14.15%. The Consumer Discretionary sector carried the greatest weight in the Fund during the period, with a 23% allocation. This sector had the most negative contribution to the Fund’s total return of -4.1%. No sector generated a positive return for the Fund, but the ‘best’ – least negative – came from the Health Care sector, which contributed -0.1% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -5.2%. On a relative basis, the Fund underperformed the benchmark. The Financials sector contributed most to the underperformance of the Fund against the benchmark, causing -1.7% underperformance during the period. The Consumer Staples sector found the most outperformance with 1.2% outperformance against the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	22.6%
Consumer Discretionary	19.2
Materials	15.2
Consumer Staples	9.9
Communication Services	8.0
Energy	6.2
Real Estate	6.0
Financials	5.0
Information Technology	4.6
Utilities	2.5
Health Care	0.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Anglo American PLC	2.8%
Evraz PLC	2.5
Berkeley Group Holdings PLC	2.5
Shaftesbury PLC	2.4
Segro PLC	2.4
Royal Dutch Shell PLC, Class B	2.3
3i Group PLC	2.3
BP PLC	2.3
Rolls-Royce Holdings PLC	2.2
Bellway PLC	2.2
Total	23.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	118	102	5	0
1/1/15 – 12/31/15	115	58	4	0
1/1/16 – 12/31/16	111	11	0	0
1/1/17 – 12/31/17	92	1	0	0
1/1/18 – 12/31/18	105	18	1	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	25	2	0	0
1/1/15 – 12/31/15	66	9	0	0
1/1/16 – 12/31/16	121	9	0	0
1/1/17 – 12/31/17	148	10	0	0
1/1/18 – 12/31/18	111	14	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
From the beginning of the period covered by this report until April 17, 2018, the First Trust India NIFTY 50 Equal Weight ETF (the “Fund”), formerly the First Trust Taiwan AlphaDEX® Fund, sought investment results that corresponded generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Taiwan Index. Effective April 17, 2018, the Fund changed its investment objective to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “NFTY.” The Fund commenced trading on February 15, 2012.
The Index is an equally weighted total return index designed to provide diversified exposure to the NIFTY 50 Index, the main index for Indian equity securities. The NIFTY 50 Index is a market capitalization-weighted index comprising the 50 largest and most liquid Indian equity securities. All constituents of the NIFTY 50 Index will be included in the Index, but will be equally weighted.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-2.67%	4.54%	4.80%	24.88%	38.09%
Market Price	-1.58%	4.45%	4.87%	24.32%	38.66%
Index Performance
NIFTY 50 Equal Weight Index(1)(2)	-12.78%	N/A	N/A	N/A	N/A
NIFTY 50 Index	-3.76%	10.23%	6.55%	62.72%	54.72%
NASDAQ Taiwan Index(2)	-8.33%	5.59%	N/A	31.25%	N/A
NASDAQ AlphaDEX® Taiwan Index(1)(2)	N/A	N/A	N/A	N/A	N/A
MSCI Taiwan Index	-8.93%	5.86%	6.08%	32.92%	50.06%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -2.67% during the 12-month period covered by this report. During the same period, the NIFTY 50 Index (“benchmark”) generated a return of -3.76%. The heaviest allocated sector in the Fund was the Financials sector, with a 23.4% allocation. The investments in the Financials sector had a return of 6.9% during the period, explaining 2.3% of the Fund’s return. The best contributing sector was the Information Technology sector with a 5.4% contribution, stemming from its 20.3% allocation and 20.1% return. The Fund’s least contributing sector was the Consumer Discretionary sector with a -3.2% contribution, stemming from its 10.4% allocation and -24.7% return. The total currency effect to the Fund over the period covered in this report totaled -5.6%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund over allocating the benchmark amongst the well performing Information Technology securities by 7.0%, creating 4.2% of relative outperformance. The Fund underperformed the benchmark amongst Energy securities by -10.1%, creating -1.4% of relative underperformance.

(1)	On April 17, 2018, the Fund’s underlying index changed from the NASDAQ AlphaDEX® Taiwan Index to the Index. On July 14, 2015, the Fund’s underlying index changed from the Defined Taiwan Index to the NASDAQ AlphaDEX® Taiwan Index. Therefore, the Fund’s performance and total returns shown for the periods prior to April 17, 2018, are not necessarily indicative of the performance that the Fund, based on the current index, would have generated.
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	22.2%
Materials	16.0
Consumer Discretionary	13.6
Energy	11.9
Information Technology	10.0
Utilities	6.1
Communication Services	6.1
Health Care	6.0
Industrials	4.1
Consumer Staples	4.0
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Hindustan Petroleum Corp., Ltd.	2.1%
Zee Entertainment Enterprises Ltd.	2.1
Adani Ports & Special Economic Zone Ltd.	2.1
Tech Mahindra Ltd.	2.1
Bajaj Finance Ltd.	2.1
GAIL India Ltd.	2.1
Kotak Mahindra Bank Ltd.	2.0
Mahindra & Mahindra Ltd.	2.0
Bajaj Finserv Ltd.	2.0
Indiabulls Housing Finance Ltd.	2.0
Total	20.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	88	27	3	0
1/1/15 – 12/31/15	51	23	2	1
1/1/16 – 12/31/16	56	17	10	1
1/1/17 – 12/31/17	31	7	5	0
1/1/18 – 12/31/18	59	52	29	4
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	87	37	7	3
1/1/15 – 12/31/15	73	76	23	3
1/1/16 – 12/31/16	77	63	25	3
1/1/17 – 12/31/17	88	109	11	0
1/1/18 – 12/31/18	66	33	8	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Hong Kong AlphaDEX® Fund (FHK)
The First Trust Hong Kong AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Hong Kong Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FHK.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Hong Kong Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-17.84%	1.28%	5.38%	6.59%	43.43%
Market Price	-18.09%	0.96%	5.27%	4.91%	42.35%
Index Performance
NASDAQ AlphaDEX® Hong Kong Index(1)	-16.78%	N/A	N/A	N/A	N/A
NASDAQ Hong Kong Index(1)	-10.85%	3.64%	N/A	19.58%	N/A
MSCI Hong Kong Index	-7.83%	6.05%	7.87%	34.13%	68.38%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -17.84% during the 12-month period covered by this report. During the same period, the MSCI Hong Kong Index (“benchmark”) generated a return of -7.83%. The Real Estate sector received the greatest allocation during the period, with a 43.5% weight in the Fund. These contributed -1.5% to the Fund’s total return during the period. The Information Technology sector with the worst contribution to returns of -4.5%. Utilities had the best contribution to the Fund’s total returns with 0.8% contribution to total return. The total currency effect to the Fund over the period covered in this report totaled -0.1%. On a relative basis, the Fund underperformed the benchmark. Much of this underperformance comes from the investments in Information Technology, which earned -3.8% underperformance against the benchmark. With regard to performance against the benchmark, the Real Estate sector was the lone boon for the Fund with a 1.7% contribution to Fund outperformance during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hong Kong AlphaDEX® Fund (FHK) (Continued)
Sector Allocation	% of Total Long-Term Investments
Real Estate	50.0%
Consumer Discretionary	12.6
Utilities	8.3
Consumer Staples	8.1
Materials	5.1
Information Technology	4.7
Health Care	4.4
Financials	3.5
Industrials	3.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Link REIT	5.3%
Jiayuan International Group Ltd.	5.1
Sino Land Co., Ltd.	5.0
Champion REIT	4.9
Swire Pacific Ltd., Class A	4.7
China Gas Holdings Ltd.	4.2
Shimao Property Holdings Ltd.	3.8
Sun Hung Kai Properties Ltd.	3.6
Henderson Land Development Co., Ltd.	3.5
Kerry Properties Ltd.	3.4
Total	43.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	76	81	24	1
1/1/15 – 12/31/15	72	67	12	2
1/1/16 – 12/31/16	48	4	1	0
1/1/17 – 12/31/17	43	4	0	0
1/1/18 – 12/31/18	69	19	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	45	19	6	0
1/1/15 – 12/31/15	47	35	16	1
1/1/16 – 12/31/16	95	87	15	2
1/1/17 – 12/31/17	138	66	0	0
1/1/18 – 12/31/18	107	49	4	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ)
The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Switzerland Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FSZ.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/14/12) to 12/31/18
Fund Performance
NAV	-15.11%	3.18%	7.63%	16.92%	65.83%
Market Price	-15.12%	3.03%	7.66%	16.09%	66.15%
Index Performance
NASDAQ AlphaDEX® Switzerland Index(1)	-15.28%	N/A	N/A	N/A	N/A
NASDAQ Switzerland Index(1)	-9.86%	1.16%	N/A	5.92%	N/A
MSCI Switzerland Index	-9.08%	1.23%	6.39%	6.32%	53.12%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -15.11% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index (“benchmark”) generated a return of -9.08%. The Financials sector received the greatest allocation during the period, with a 23.8% weight in the Fund. These contributed -1.6% to the Fund’s total return. The Industrials sector has the most negative impact to the Fund’s total return of -7.2%. Health Care was the most positive sector for the Fund’s return, with 0.5% total contribution to the Fund’s return. The total currency effect to the Fund over the period covered in this report totaled 0.0%. On a relative basis, the Fund underperformed the benchmark. This underperformance came largely due to investments in the Industrials sector, which caused -4.3% underperformance against the benchmark. The Financials sector achieved outperformance against the benchmark of 1.9%, the most of any sector during the period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	21.7%
Industrials	20.6
Health Care	14.4
Communication Services	10.3
Materials	9.3
Information Technology	7.2
Consumer Discretionary	4.4
Utilities	4.1
Consumer Staples	4.1
Real Estate	3.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Sunrise Communications Group AG	5.2%
Swisscom AG	5.1
Swiss Life Holding AG	4.2
BKW AG	4.1
Pargesa Holding S.A.	4.1
Straumann Holding AG	4.0
Temenos Group AG	3.8
Adecco Group AG	3.8
Sika AG	3.5
Sonova Holding AG	3.5
Total	41.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	152	30	0	0
1/1/15 – 12/31/15	135	20	1	0
1/1/16 – 12/31/16	78	6	0	0
1/1/17 – 12/31/17	171	5	0	0
1/1/18 – 12/31/18	116	17	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	66	3	1	0
1/1/15 – 12/31/15	78	17	1	0
1/1/16 – 12/31/16	155	12	1	0
1/1/17 – 12/31/17	74	1	0	0
1/1/18 – 12/31/18	104	12	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDTS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/15/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/15/12) to 12/31/18
Fund Performance
NAV	-24.03%	0.18%	3.66%	0.92%	28.05%
Market Price	-23.99%	-0.11%	3.59%	-0.53%	27.40%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	-23.58%	N/A	N/A	N/A	N/A
NASDAQ Developed Markets Ex-US Small Cap Index(1)(2)	-18.34%	2.03%	N/A	10.60%	N/A
MSCI World ex-US Small Cap Index(2)	-18.07%	2.25%	5.86%	11.79%	47.91%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -24.03% during the 12-month period covered by this report. During the same period, the benchmark NASDAQ Developed Markets Ex-US Small Cap Index generated a return of -18.34%. Japan was the most heavily weighted country in the Fund during the period and generated a -10.8% contribution to the Fund’s total return. The country with the best performance in the Fund was Israel, but, due to an allocation of only 1.9% in the Fund, garnered only 0.1% total contribution to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -1.1%. On a relative basis, the Fund underperformed the benchmark. This came most noticeably from the Japanese investments, which caused -4.1% underperformance against the benchmark. Small cases of outperformance against the benchmark came from Israel (0.4%), France (0.4%), and Germany (0.3%).

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(2)	Beginning with this Annual Report, the NASDAQ Developed Markets Ex-US Small Cap Index will be used as the Fund’s benchmark for performance attribution purposes. The MSCI World ex-US Small Cap Index was previously used as the Fund’s benchmark for performance attribution purposes. However, the constituents of the MSCI World ex-US Small Cap Index are not readily available to First Trust for attribution analysis. The Fund seeks to track the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index, which is an “enhanced” index created and administered by Nasdaq, Inc. (“Nasdaq”) that employs the AlphaDEX® stock selection methodology to select stocks from the NASDAQ Developed Markets Ex-US Index that meet certain criteria. First Trust believes performance attribution against the NASDAQ Developed Market Ex-US Small Cap index is suitable for analytical purposes. The MSCI World ex-US Small Cap Index will continue to be used as the Fund’s benchmark for other performance comparison purposes.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	23.6%
Materials	18.1
Consumer Discretionary	16.9
Real Estate	10.9
Information Technology	9.3
Energy	4.9
Health Care	4.7
Consumer Staples	4.3
Communication Services	3.5
Financials	2.2
Utilities	1.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Hopewell Holdings Ltd.	0.7%
Daelim Industrial Co., Ltd.	0.6
OceanGold Corp.	0.6
Fila Korea Ltd.	0.6
Centerra Gold, Inc.	0.6
Hanwha Chemical Corp.	0.5
John Laing Group PLC	0.5
Mapletree North Asia Commercial Trust	0.5
Korea Real Estate Investment & Trust Co., Ltd.	0.5
Oil Refineries Ltd.	0.5
Total	5.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	107	105	4	1
1/1/15 – 12/31/15	42	23	7	7
1/1/16 – 12/31/16	16	1	0	0
1/1/17 – 12/31/17	10	4	0	0
1/1/18 – 12/31/18	92	23	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	29	5	1	0
1/1/15 – 12/31/15	125	44	3	1
1/1/16 – 12/31/16	58	137	38	2
1/1/17 – 12/31/17	44	171	22	0
1/1/18 – 12/31/18	92	37	5	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEMS.” The Fund commenced trading on Febraury 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/18	5 Years Ended 12/31/18	Inception (2/15/12) to 12/31/18	5 Years Ended 12/31/18	Inception (2/15/12) to 12/31/18
Fund Performance
NAV	-21.42%	1.50%	4.06%	7.71%	31.50%
Market Price	-22.45%	1.04%	3.94%	5.29%	30.44%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Small Cap Index(1)	-19.99%	N/A	N/A	N/A	N/A
NASDAQ Emerging Markets Small Cap Index(1)	-16.51%	2.46%	N/A	12.94%	N/A
MSCI Emerging Markets Small Cap Index(2)	-18.59%	0.95%	1.27%	4.86%	9.09%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -21.42% during the 12-month period covered by this report. During the same period, the NASDAQ Emerging Markets Small Cap Index (“benchmark”) generated a return of -16.51%. Hong Kong and Taiwan received the heaviest weighting during the period of 24.3% each. Hong Kong contributed -4.8% to the Fund’s return while Taiwan contributed -4.6%. The most positive-returning investments were those in Thailand, contributing 1.6% to the Fund’s total return. The total currency effect to the Fund over the period covered in this report totaled -5.9%. On a relative basis, the Fund underperformed the benchmark. The Fund’s holdings in Taiwan were the primary cause of the underperformance as the Fund underperformed the benchmark by -6.6% among these securities, creating -2.1% of relative drag. The Fund regained 2.3% of performance relative to the benchmark by outperforming among Thailand securities by 139.8%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(2)	Beginning with this Annual Report, the NASDAQ Emerging Markets Small Cap Index will be used as the Fund’s benchmark for performance attribution purposes. The MSCI Emerging Markets Small Cap Index was previously used as the Fund’s benchmark for performance attribution purposes. However, the constituents of the MSCI Emerging Markets Small Cap Index are not readily available to First Trust for attribution analysis. The Fund seeks to track the NASDAQ AlphaDEX® Emerging Markets Small Cap Index, which is an “enhanced” index created and administered by Nasdaq, Inc. (“Nasdaq”) that employs the AlphaDEX® stock selection methodology to select stocks from the NASDAQ Emerging Markets Small Cap Index that meet certain criteria. First Trust believes performance attribution against the NASDAQ Emerging Markets Small Cap Index is suitable for analytical purposes. The MSCI Emerging Markets Small Cap Index will continue to be used as the Fund’s benchmark for other performance comparison purposes.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	17.5%
Industrials	13.6
Information Technology	12.8
Real Estate	12.1
Utilities	9.9
Financials	9.4
Consumer Discretionary	9.0
Energy	6.9
Communication Services	3.5
Consumer Staples	3.2
Health Care	2.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Cia de Saneamento de Minas Gerais-Copasa	1.2%
Adani Enterprises Ltd.	1.2
Cia Paranaense de Energia, Class B (Preference Shares)	1.1
Soda Sanayii A.S.	1.1
Sul America S.A.	1.0
Energa S.A.	1.0
Turkiye Sise ve Cam Fabrikalari A.S.	1.0
African Rainbow Minerals Ltd.	1.0
Tekfen Holding A.S.	1.0
Bosideng International Holdings Ltd.	1.0
Total	10.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	71	69	21	0
1/1/15 – 12/31/15	40	20	1	0
1/1/16 – 12/31/16	63	81	40	1
1/1/17 – 12/31/17	86	100	3	1
1/1/18 – 12/31/18	50	35	3	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/14 – 12/31/14	41	38	12	0
1/1/15 – 12/31/15	89	74	28	0
1/1/16 – 12/31/16	35	21	10	1
1/1/17 – 12/31/17	54	7	0	0
1/1/18 – 12/31/18	65	72	26	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Eurozone Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEUZ.” The Fund commenced trading on October 22, 2014.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 12/31/18	Inception (10/21/14) to 12/31/18	Inception (10/21/14) to 12/31/18
Fund Performance(1)
NAV	-19.82%	4.57%	20.63%
Market Price	-19.87%	4.58%	20.66%
Index Performance
NASDAQ AlphaDEX® Eurozone Index	-19.66%	5.06%	23.00%
NASDAQ Eurozone Index	-17.87%	1.95%	8.46%
MSCI EMU Index	-16.90%	1.79%	7.70%
(See Notes to Fund Performance Overview Page 43.)
Performance Review
The Fund generated a NAV return of -19.82% during the 12-month period covered by this report. During the same period, the MSCI EMU Index (“benchmark”) generated a return of -16.90%. Germany and France were the greatest weights in the Fund at 27.4% and 25.6%, respectively, generating -5.6% and -5.1% return for the Fund, respectively. The best performing investments were those in Spain and Finland, as each had a -6.9% total return over the period and, after accounting for weight in the Fund and currency return, generated -0.7% and -0.3% total return to the Fund, respectively. The total currency effect to the Fund over the period covered in this report totaled -4.06%. On a relative basis, the Fund underperformed the benchmark. France generated the most substantial underperformance, causing -2.42% underperformance against the benchmark. Belgium, meanwhile, created the most outperformance against the benchmark earning 0.70% outperformance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	16.9%
Consumer Discretionary	16.8
Financials	13.4
Materials	10.8
Real Estate	9.6
Utilities	7.2
Communication Services	6.4
Energy	6.2
Health Care	6.0
Information Technology	4.8
Consumer Staples	1.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
SCOR SE	1.3%
TAG Immobilien AG	1.3
Hannover Rueck SE	1.3
Acciona S.A.	1.2
Neste OYJ	1.2
Societa Iniziative Autostradali e Servizi S.p.A.	1.2
Deutsche Lufthansa AG	1.2
Telecom Italia S.p.A.	1.2
Merlin Properties Socimi S.A.	1.2
ACS Actividades de Construccion y Servicios S.A.	1.2
Total	12.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through December 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 22, 2014 (commencement of trading) through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/22/14 – 12/31/14	18	19	0	0
1/1/15 – 12/31/15	74	7	0	1
1/1/16 – 12/31/16	38	1	0	0
1/1/17 – 12/31/17	126	71	2	0
1/1/18 – 12/31/18	150	25	1	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/22/14 – 12/31/14	8	4	0	0
1/1/15 – 12/31/15	130	36	4	0
1/1/16 – 12/31/16	159	49	5	0
1/1/17 – 12/31/17	51	1	0	0
1/1/18 – 12/31/18	68	4	2	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses
December 31, 2018 (Unaudited)
As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Hong Kong AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund or First Trust Eurozone AlphaDEX® ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Actual	$1,000.00	$853.50	0.80%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Europe AlphaDEX® Fund (FEP)
Actual	$1,000.00	$813.90	0.80%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Latin America AlphaDEX® Fund (FLN)
Actual	$1,000.00	$1,039.60	0.80%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Brazil AlphaDEX® Fund (FBZ)
Actual	$1,000.00	$1,199.10	0.80%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust China AlphaDEX® Fund (FCA)
Actual	$1,000.00	$834.80	0.80%	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses (Continued)
December 31, 2018 (Unaudited)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Japan AlphaDEX® Fund (FJP)
Actual	$1,000.00	$878.70	0.80%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust South Korea AlphaDEX® Fund (FKO)
Actual	$1,000.00	$892.80	0.80%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Actual	$1,000.00	$827.20	0.80%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Actual	$1,000.00	$893.20	0.80%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Germany AlphaDEX® Fund (FGM)
Actual	$1,000.00	$814.00	0.80%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Canada AlphaDEX® Fund (FCAN)
Actual	$1,000.00	$786.80	0.80%	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Australia AlphaDEX® Fund (FAUS)
Actual	$1,000.00	$856.70	0.80%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust United Kingdom AlphaDEX® Fund (FKU)
Actual	$1,000.00	$809.30	0.80%	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Actual	$1,000.00	$969.80	0.80%	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Hong Kong AlphaDEX® Fund (FHK)
Actual	$1,000.00	$883.70	0.80%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Switzerland AlphaDEX® Fund (FSZ)
Actual	$1,000.00	$868.20	0.80%	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Actual	$1,000.00	$805.80	0.80%	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Actual	$1,000.00	$862.20	0.80%	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Actual	$1,000.00	$824.40	0.80%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2018 through December 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 89.6%
	Australia – 20.0%
16,099	AGL Energy Ltd.	$233,590
67,464	Atlas Arteria Ltd.	297,464
366,745	Beach Energy Ltd.	347,436
9,065	BHP Group Ltd.	218,556
36,977	BlueScope Steel Ltd.	285,450
43,202	Brambles Ltd.	308,858
15,281	CIMIC Group Ltd.	467,229
7,868	Computershare Ltd.	95,264
1,561	CSL Ltd.	203,582
99,472	Downer EDI Ltd.	473,627
80,085	Fortescue Metals Group Ltd.	236,349
39,439	Incitec Pivot Ltd.	91,115
11,338	Magellan Financial Group Ltd.	187,989
75,647	Northern Star Resources Ltd.	492,325
42,347	QBE Insurance Group Ltd.	301,254
86,483	Santos Ltd.	333,810
34,682	Seven Group Holdings Ltd.	346,393
120,128	South32 Ltd.	283,451
30,233	Washington H Soul Pattinson & Co., Ltd.	530,023
57,708	Whitehaven Coal Ltd.	175,593
23,049	WorleyParsons Ltd.	185,399
		6,094,757
	Bermuda – 5.7%
85,800	Hongkong Land Holdings Ltd.	540,540
133,674	Kerry Properties Ltd.	456,648
525,671	Nine Dragons Paper Holdings Ltd.	486,701
115,289	NWS Holdings Ltd.	236,452
		1,720,341
	Cayman Islands – 8.0%
75,675	CK Asset Holdings Ltd.	553,755
9,838	CK Hutchison Holdings Ltd.	94,479
199,692	Jiayuan International Group Ltd.	369,266
174,755	Kingboard Holdings Ltd.	466,430
367,201	Lee & Man Paper Manufacturing Ltd.	311,374
217,195	NagaCorp Ltd.	233,546
52,373	Wharf Real Estate Investment Co., Ltd.	313,348
89,244	Xinyi Glass Holdings Ltd.	98,698
		2,440,896
	Hong Kong – 17.6%
12,714	AIA Group Ltd.	105,537
19,460	CLP Holdings Ltd.	219,936
128,496	Hang Lung Group Ltd.	327,209
115,812	Hang Lung Properties Ltd.	220,665
4,136	Hang Seng Bank Ltd.	92,856
90,130	Henderson Land Development Co., Ltd.	448,895
67,692	Hysan Development Co., Ltd.	322,014
332,898	New World Development Co., Ltd.	440,435
Shares	Description	Value

	Hong Kong (Continued)
265,692	Sino Land Co., Ltd.	$455,346
87,319	Sun Art Retail Group Ltd.	88,986
31,032	Sun Hung Kai Properties Ltd.	442,267
51,971	Swire Pacific Ltd., Class A	548,880
71,022	Techtronic Industries Co., Ltd.	377,309
133,692	Vitasoy International Holdings Ltd.	509,636
167,176	Wharf Holdings (The) Ltd.	435,526
56,821	Wheelock & Co., Ltd.	324,722
		5,360,219
	New Zealand – 1.2%
48,947	Ryman Healthcare Ltd.	352,844
	Singapore – 3.4%
150,700	Sembcorp Industries Ltd.	280,845
16,000	Singapore Airlines Ltd.	110,584
47,900	Singapore Telecommunications Ltd.	102,973
67,500	UOL Group Ltd.	306,559
250,300	Yangzijiang Shipbuilding Holdings Ltd.	229,557
		1,030,518
	South Korea – 33.7%
1,133	CJ CheilJedang Corp.	335,595
934	CJ Corp.	101,704
140	CJ Corp. (Preference Shares) (b) (c)	4,642
1,730	DB Insurance Co., Ltd.	109,152
3,118	Doosan Bobcat, Inc.	88,024
1,214	E-MART, Inc.	198,562
12,045	GS Engineering & Construction Corp.	472,279
6,859	GS Holdings Corp.	317,193
5,029	Hankook Tire Co., Ltd.	180,959
2,098	HLB, Inc. (c)	150,233
2,322	Hotel Shilla Co., Ltd.	159,198
7,466	Hyundai Engineering & Construction Co., Ltd.	365,338
311	Hyundai Heavy Industries Holdings Co., Ltd. (c)	96,438
3,003	Hyundai Marine & Fire Insurance Co., Ltd.	110,480
973	Hyundai Motor Co.	103,334
6,689	Hyundai Steel Co.	271,265
8,261	Industrial Bank of Korea	104,021
14,356	Kia Motors Corp.	433,588
4,292	Korea Electric Power Corp.	127,321
8,302	Korea Gas Corp. (c)	358,627
8,677	LG Corp.	543,576
6,596	LG Display Co., Ltd.	106,702
3,549	LG Electronics, Inc.	198,156
34,421	LG Uplus Corp.	544,480
2,266	Lotte Chemical Corp.	562,540
285	NCSoft Corp.	119,154

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
390	Neoplux Co., Ltd. (c)	$1,748
1,284	POSCO	279,631
8,629	POSCO Chemtech Co., Ltd.	492,622
944	Samsung Biologics Co., Ltd. (c) (d)	326,991
2,719	Samsung Electro-Mechanics Co., Ltd.	252,211
8,136	Samsung Electronics Co., Ltd.	282,186
13,055	Samsung Engineering Co., Ltd. (c)	205,922
2,437	Samsung SDI Co., Ltd.	478,314
439	SK Holdings Co., Ltd.	102,294
8,617	SK Hynix, Inc.	467,224
2,343	SK Innovation Co., Ltd.	376,921
1,787	SK Telecom Co., Ltd.	431,615
4,598	S-Oil Corp.	402,603
		10,262,843
	Total Common Stocks	27,262,418
	(Cost $29,006,213)
REAL ESTATE INVESTMENT TRUSTS (a) – 9.9%
	Australia – 5.4%
59,457	Dexus	444,750
90,384	GPT (The) Group	339,955
130,263	Mirvac Group	205,522
158,153	Scentre Group	434,441
119,822	Vicinity Centres	219,431
		1,644,099
	Hong Kong – 3.7%
810,440	Champion REIT	554,749
57,497	Link REIT	582,276
		1,137,025
	Singapore – 0.8%
192,700	Mapletree Commercial Trust	233,284
	Total Real Estate Investment Trusts	3,014,408
	(Cost $2,971,158)
	Total Investments – 99.5%	30,276,826
	(Cost $31,977,371) (e)
	Net Other Assets and Liabilities – 0.5%	141,731
	Net Assets – 100.0%	$30,418,557

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $4,642 or 0.0% of net assets.
(c)	Non-income producing security.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $32,341,809. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,129,955 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,194,938. The net unrealized depreciation was $2,064,983.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
South Korea	$ 10,262,843	$ 10,258,201	$ 4,642	$ —
Other Country Categories*	16,999,575	16,999,575	—	—
Real Estate Investment Trusts*	3,014,408	3,014,408	—	—
Total Investments	$ 30,276,826	$ 30,272,184	$ 4,642	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2018
Currency Exposure Diversification	% of Total Investments
KRW	33.9%
HKD	33.4
AUD	25.5
SGD	4.2
USD	1.8
NZD	1.2
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
HKD	Hong Kong Dollar
KRW	South Korean Won
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 94.8%
	Austria – 1.2%
42,581	OMV AG	$1,866,109
83,110	Raiffeisen Bank International AG	2,113,957
104,594	voestalpine AG	3,127,787
		7,107,853
	Belgium – 1.2%
100,136	Proximus S.A.D.P.	2,709,942
18,009	Sofina S.A.	3,421,086
13,311	UCB S.A.	1,087,402
		7,218,430
	Bermuda – 0.2%
55,820	Hiscox Ltd.	1,153,312
	Denmark – 2.9%
1,719	AP Moller - Maersk A.S., Class B	2,158,873
52,640	DSV A.S.	3,467,059
73,699	GN Store Nord A.S.	2,751,625
17,628	Orsted A.S. (b)	1,178,627
11,198	Rockwool International A.S., Class B	2,921,292
29,064	Royal Unibrew A.S.	2,002,568
41,456	SimCorp A.S.	2,834,772
		17,314,816
	Finland – 2.4%
117,123	Amer Sports OYJ	5,149,011
95,438	Fortum OYJ	2,088,549
72,360	Neste OYJ	5,584,580
60,976	UPM-Kymmene OYJ	1,547,471
		14,369,611
	France – 10.3%
116,509	Accor S.A.	4,953,821
11,625	Alten S.A.	968,316
19,298	Arkema S.A.	1,657,417
27,659	Bouygues S.A.	993,174
28,433	Casino Guichard Perrachon S.A.	1,183,852
83,252	Cie de Saint-Gobain	2,781,932
40,046	Cie Generale des Etablissements Michelin SCA	3,978,030
31,408	Edenred	1,155,501
81,344	Engie S.A.	1,167,329
45,542	Eurazeo SE	3,224,708
19,890	Faurecia S.A.	753,631
9,163	Iliad S.A.	1,287,642
16,197	Imerys S.A.	779,053
14,255	Ipsen S.A.	1,843,141
6,752	LVMH Moet Hennessy Louis Vuitton SE	1,997,462
75,020	Orange S.A.	1,216,681
221,812	Peugeot S.A.	4,738,461
69,158	Renault S.A.	4,322,421
34,130	Safran S.A.	4,121,609
17,372	Sartorius Stedim Biotech	1,738,612
Shares	Description	Value

	France (Continued)
103,055	SCOR SE	$4,652,165
27,885	Societe Generale S.A.	888,828
6,320	Teleperformance	1,010,863
25,282	Thales S.A.	2,954,619
73,806	TOTAL S.A.	3,905,130
11,029	Ubisoft Entertainment S.A. (c)	890,619
55,088	Valeo S.A.	1,610,116
		60,775,133
	Germany – 15.2%
73,765	1&1 Drillisch AG	3,760,973
26,905	BASF SE	1,861,915
40,411	Bayer AG	2,803,983
53,053	Bayerische Motoren Werke AG	4,297,533
58,901	Bechtle AG	4,578,913
58,136	Brenntag AG	2,511,171
14,233	Carl Zeiss Meditec AG	1,113,799
27,499	Continental AG	3,804,468
73,733	Covestro AG (b)	3,647,828
75,843	Daimler AG	3,989,447
243,508	Deutsche Lufthansa AG	5,496,286
74,838	Deutsche Wohnen SE	3,429,826
33,866	Hannover Rueck SE	4,566,992
30,632	HeidelbergCement AG	1,873,457
42,880	Hella GmbH & Co., KGaA	1,709,716
40,303	LEG Immobilien AG	4,207,663
5,306	MTU Aero Engines AG	962,969
32,707	Nemetschek SE	3,588,140
88,845	Porsche Automobil Holding SE (Preference Shares)	5,256,650
7,392	Sartorius AG (Preference Shares)	922,316
280,784	Schaeffler AG (Preference Shares)	2,399,300
9,752	Siltronic AG	806,716
48,070	Sixt SE	3,811,273
201,056	TAG Immobilien AG	4,586,466
50,564	United Internet AG	2,213,067
27,207	Volkswagen AG (Preference Shares)	4,330,473
73,454	Vonovia SE	3,331,891
27,619	Wirecard AG	4,202,385
		90,065,616
	Ireland – 0.2%
78,551	Ryanair Holdings PLC (c)	967,498
	Italy – 4.7%
689,298	A2A S.p.A.	1,241,903
107,657	Amplifon S.p.A.	1,733,039
288,188	Buzzi Unicem S.p.A	4,961,126
233,569	Enel S.p.A.	1,349,833
189,890	Eni S.p.A.	2,991,104
178,972	FinecoBank Banca Fineco S.p.A.	1,799,992
776,565	Saipem S.p.A. (c)	2,905,031
323,285	Societa Iniziative Autostradali e Servizi S.p.A.	4,467,070

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Italy (Continued)
7,881,377	Telecom Italia S.p.A. (c)	$4,364,241
158,990	UniCredit S.p.A.	1,802,319
		27,615,658
	Jersey – 2.8%
1,567,630	boohoo Group PLC (c)	3,226,934
46,591	Experian PLC	1,131,282
830,115	Glencore PLC	3,082,671
597,576	Polymetal International PLC	6,260,930
244,851	WPP PLC	2,642,129
		16,343,946
	Luxembourg – 2.2%
104,378	APERAM S.A.	2,756,575
192,237	ArcelorMittal	3,995,435
230,839	Grand City Properties S.A.	5,011,968
161,908	Subsea 7 S.A.	1,578,165
		13,342,143
	Netherlands – 4.1%
553,239	Aegon N.V.	2,585,570
75,273	ASR Nederland N.V.	2,982,319
17,810	EXOR N.V.	964,378
76,831	IMCD Group N.V.	4,929,631
104,347	Koninklijke Ahold Delhaize N.V.	2,639,189
22,607	Koninklijke DSM N.V.	1,850,437
107,257	NN Group N.V.	4,276,562
187,170	OCI N.V. (c)	3,819,355
		24,047,441
	Norway – 5.9%
39,813	Aker ASA, Class A	2,127,289
141,110	Aker BP ASA	3,557,738
212,370	Equinor ASA	4,513,154
293,509	Leroy Seafood Group ASA	2,238,360
797,957	Norsk Hydro ASA	3,618,562
71,980	Salmar ASA	3,562,996
63,811	Schibsted ASA, Class A	2,140,194
402,192	Storebrand ASA	2,867,185
88,175	TGS NOPEC Geophysical Co., ASA	2,129,294
192,060	Tomra Systems ASA	4,326,986
97,542	Yara International ASA	3,762,246
		34,844,004
	Portugal – 0.3%
1,811,371	Banco Espirito Santo S.A. (c) (d) (e) (f)	0
120,582	Galp Energia SGPS S.A.	1,905,873
		1,905,873
	Spain – 3.5%
66,019	Acciona S.A.	5,589,890
83,637	Acerinox S.A.	830,054
84,293	ACS Actividades de Construccion y Servicios S.A.	3,267,258
Shares	Description	Value

	Spain (Continued)
12,867	Amadeus IT Group S.A.	$896,925
38,238	CIE Automotive S.A.	939,312
695,130	International Consolidated Airlines Group S.A.	5,475,558
240,150	Repsol S.A.	3,874,138
		20,873,135
	Sweden – 10.4%
276,392	AAK AB	3,826,412
88,326	Alfa Laval AB	1,890,006
214,700	Boliden AB	4,650,608
200,700	Castellum AB	3,699,033
89,018	Elekta AB, Class B	1,058,118
432,234	Fabege AB	5,762,502
172,668	Fastighets AB Balder, Class B (c)	4,909,464
393,667	Hufvudstaden AB, Class A	6,080,708
197,784	Kinnevik AB, Class B	4,768,891
133,547	Lifco AB, Class B	4,934,772
156,423	Lundin Petroleum AB	3,907,508
399,809	Nibe Industrier AB, Class B	4,101,415
51,619	Saab AB, Class B	1,792,668
714,704	SSAB AB, Class A	2,458,699
204,717	Swedish Orphan Biovitrum AB (c)	4,457,927
269,909	Telefonaktiebolaget LM Ericsson, Class B	2,372,947
67,750	Volvo AB, Class B	886,343
		61,558,021
	Switzerland – 4.0%
18,812	BKW AG	1,314,869
91,571	Clariant AG	1,685,339
26,656	Logitech International S.A.	838,543
17,439	Lonza Group AG	4,518,988
24,546	Panalpina Welttransport Holding AG	3,271,468
9,566	Schindler Holding AG	1,894,903
8,196	Sika AG	1,038,988
11,993	Sonova Holding AG	1,959,585
52,640	Sunrise Communications Group AG (b)	4,629,899
22,022	Temenos Group AG	2,641,564
		23,794,146
	United Kingdom – 23.3%
487,583	3i Group PLC	4,806,474
213,097	Anglo American PLC	4,747,260
112,962	Ashtead Group PLC	2,356,975
380,828	Babcock International Group PLC	2,375,079
668,346	Barratt Developments PLC	3,942,472
152,244	Bellway PLC	4,880,363
124,760	Berkeley Group Holdings PLC	5,532,274
778,759	BP PLC	4,922,830
128,033	British American Tobacco PLC	4,079,771

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
407,402	BT Group PLC	$1,236,393
76,060	Bunzl PLC	2,296,653
19,242	Carnival PLC	922,908
2,358,496	Cobham PLC (c)	2,937,599
69,870	easyJet PLC	984,072
809,948	Evraz PLC	4,960,488
76,335	Fevertree Drinks PLC	2,139,552
63,505	Halma PLC	1,104,069
123,217	Hargreaves Lansdown PLC	2,903,899
1,799,671	Hays PLC	3,211,405
148,822	Hikma Pharmaceuticals PLC	3,255,055
268,639	HomeServe PLC	2,963,535
1,426,111	J Sainsbury PLC	4,816,961
999,594	JD Sports Fashion PLC	4,444,000
594,768	John Wood Group PLC	3,837,458
51,548	Johnson Matthey PLC	1,839,029
711,512	Kingfisher PLC	1,881,803
520,299	Man Group PLC	882,020
463,888	National Grid PLC	4,518,498
206,278	Pearson PLC	2,467,259
77,607	Persimmon PLC	1,909,115
13,103	Reckitt Benckiser Group PLC	1,004,236
94,644	Rio Tinto PLC	4,499,620
102,386	Royal Dutch Shell PLC, Class B	3,053,728
192,375	Royal Mail PLC	667,192
115,454	RPC Group PLC	959,468
154,716	Spectris PLC	4,494,211
50,296	Spirax-Sarco Engineering PLC	4,000,294
633,263	SSP Group PLC	5,225,534
403,297	Tate & Lyle PLC	3,392,679
1,602,737	Taylor Wimpey PLC	2,783,381
1,394,356	Tullow Oil PLC (c)	3,183,048
109,913	Victrex PLC	3,205,376
1,673,902	Vodafone Group PLC	3,262,206
58,385	Whitbread PLC	3,407,578
707,688	Wm Morrison Supermarkets PLC	1,923,556
		138,217,376
	Total Common Stocks	561,514,012
	(Cost $634,366,594)
REAL ESTATE INVESTMENT TRUSTS (a) – 4.9%
	France – 1.2%
22,981	Covivio	2,217,027
14,310	Gecina S.A.	1,852,712
101,247	Klepierre S.A.	3,127,461
		7,197,200
	Spain – 1.3%
230,296	Inmobiliaria Colonial Socimi S.A.	2,146,514
440,961	Merlin Properties Socimi S.A.	5,448,917
		7,595,431
	United Kingdom – 2.4%
96,376	Derwent London PLC	3,504,649
Shares	Description	Value

	United Kingdom (Continued)
719,517	Segro PLC	$5,398,029
506,828	Shaftesbury PLC	5,365,055
		14,267,733
	Total Real Estate Investment Trusts	29,060,364
	(Cost $31,685,704)
RIGHTS (a) – 0.0%
	Spain – 0.0%
244,560	Repsol S.A., expiring 01/09/19 (c)	112,082
	(Cost $112,433)
	Total Investments – 99.7%	590,686,458
	(Cost $666,164,731) (g)
	Net Other Assets and Liabilities – 0.3%	1,899,215
	Net Assets – 100.0%	$592,585,673

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $0 or 0.0% of net assets.
(e)	This issuer has filed for protection in bankruptcy court.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(g)	Aggregate cost for federal income tax purposes was $668,001,466. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,131,921 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $98,446,929. The net unrealized depreciation was $77,315,008.

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Portugal	$ 1,905,873	$ 1,905,873	$ —	$ —**
Other Country Categories*	559,608,139	559,608,139	—	—
Real Estate Investment Trusts*	29,060,364	29,060,364	—	—
Rights*	112,082	112,082	—	—
Total Investments	$ 590,686,458	$ 590,686,458	$—	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

Currency Exposure Diversification	% of Total Investments
EUR	46.8%
GBP	29.7
SEK	10.4
NOK	6.2
CHF	4.0
DKK	2.9
Total	100.0%

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 97.9%
	Brazil – 52.4%
48,369	Banco do Brasil S.A.	$580,191
40,625	Braskem S.A., Class A (Preference Shares)	496,630
168,377	CCR S.A.	486,570
21,704	Cia Brasileira de Distribuicao (Preference Shares)	453,484
100,641	Cia de Saneamento Basico do Estado de Sao Paulo	817,956
16,737	Engie Brasil Energia S.A.	142,593
138,110	Gerdau S.A. (Preference Shares)	528,102
35,728	IRB Brasil Resseguros S.A.	769,363
235,061	Itausa - Investimentos Itau S.A. (Preference Shares)	732,642
101,242	JBS S.A.	302,753
208,256	Kroton Educacional S.A.	476,612
7,753	Magazine Luiza S.A.	362,210
90,057	Petroleo Brasileiro S.A. (Preference Shares)	526,993
40,042	Porto Seguro S.A.	538,783
6,559	Raia Drogasil S.A.	96,716
63,394	Rumo S.A. (b)	278,062
60,564	Telefonica Brasil S.A. (Preference Shares)	722,408
161,918	TIM Participacoes S.A.	495,060
72,125	WEG S.A.	326,407
		9,133,535
	Chile – 15.0%
1,928	Banco de Credito e Inversiones S.A.	125,181
1,492,883	Banco Santander Chile	110,783
150,326	Cencosud S.A.	270,760
2,219,939	Colbun S.A.	447,826
118,377	Empresas CMPC S.A.	375,702
23,180	Empresas COPEC S.A.	278,093
3,099,798	Enel Americas S.A.	544,921
2,381,925	Enel Chile S.A.	229,441
11,612,539	Itau CorpBanca	108,730
12,551	Latam Airlines Group S.A.	125,011
		2,616,448
	Colombia – 4.9%
43,319	Grupo Argos S.A.	225,432
40,627	Grupo de Inversiones Suramericana S.A.	401,829
53,152	Interconexion Electrica S.A. ESP	228,811
		856,072
	Mexico – 25.6%
276,415	Alfa S.A.B. de C.V., Class A	328,996
18,402	Arca Continental S.A.B. de C.V.	102,911
507,602	Cemex S.A.B. de C.V. (b)	245,384
31,662	El Puerto de Liverpool S.A.B. de C.V.	203,295
48,025	Fomento Economico Mexicano S.A.B. de C.V.	412,954
Shares	Description	Value

	Mexico (Continued)
21,747	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	$177,214
17,432	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	262,938
55,737	Grupo Bimbo S.A.B. de C.V., Series A	111,180
71,638	Grupo Carso S.A.B. de C.V., Series A1	256,598
10,421	Grupo Elektra S.A.B. de C.V.	502,417
65,729	Grupo Financiero Banorte, S.A.B. de C.V., Class O	320,856
75,765	Grupo Financiero Inbursa S.A.B. de C.V., Class O	109,377
82,464	Grupo Mexico S.A.B. de C.V., Series B	170,243
33,430	Grupo Televisa S.A.B., Series CPO	84,052
34,484	Industrias Penoles S.A.B. de C.V.	421,141
172,723	Mexichem S.A.B. de C.V.	438,669
117,999	Wal-Mart de Mexico S.A.B. de C.V.	300,105
		4,448,330
	Total Common Stocks	17,054,385
	(Cost $17,245,041)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.7%
	Mexico – 1.7%
271,024	Fibra Uno Administracion S.A. de C.V.	301,341
	(Cost $454,474)
	Total Investments – 99.6%	17,355,726
	(Cost $17,699,515) (c)
	Net Other Assets and Liabilities – 0.4%	62,551
	Net Assets – 100.0%	$17,418,277

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $18,139,214. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,489,075 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,272,563. The net unrealized depreciation was $783,488.

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments (Continued)
December 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 17,054,385	$ 17,054,385	$ —	$ —
Real Estate Investment Trusts*	301,341	301,341	—	—
Total Investments	$ 17,355,726	$ 17,355,726	$—	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 99.4%
	Aerospace & Defense – 2.0%
456,787	Embraer S.A.	$2,555,155
	Banks – 8.0%
193,399	Banco do Brasil S.A.	2,319,840
751,300	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	4,299,512
1,207,155	Itausa - Investimentos Itau S.A. (Preference Shares)	3,762,480
		10,381,832
	Chemicals – 2.6%
272,895	Braskem S.A., Class A (Preference Shares)	3,336,068
	Containers & Packaging – 1.3%
424,047	Klabin S.A.	1,737,436
	Diversified Consumer Services – 3.2%
114,260	Estacio Participacoes S.A.	700,462
1,486,281	Kroton Educacional S.A.	3,401,487
		4,101,949
	Diversified Telecommunication Services – 2.2%
242,280	Telefonica Brasil S.A. (Preference Shares)	2,889,919
	Electric Utilities – 15.9%
238,836	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	4,263,091
1,518,045	Cia Energetica de Minas Gerais (Preference Shares)	5,428,653
631,945	Cia Paranaense de Energia, Class B (Preference Shares)	4,981,209
798,967	EDP - Energias do Brasil S.A.	3,040,641
49,026	Equatorial Energia S.A.	943,141
296,306	Transmissora Alianca de Energia Eletrica S.A.	1,804,250
		20,460,985
	Food & Staples Retailing – 1.7%
106,704	Cia Brasileira de Distribuicao (Preference Shares)	2,229,476
	Food Products – 5.1%
1,191,583	JBS S.A.	3,563,297
74,499	M. Dias Branco S.A.	822,694
465,612	Sao Martinho S.A.	2,185,250
		6,571,241
Shares	Description	Value

	Gas Utilities – 1.6%
140,109	Cia de Gas de Sao Paulo - COMGAS, Class A (Preference Shares)	$2,123,822
	Health Care Providers & Services – 0.4%
105,377	Fleury S.A.	537,794
	Independent Power and Renewable Electricity Producers – 1.3%
202,344	Engie Brasil Energia S.A.	1,723,898
	Insurance – 5.2%
113,874	BB Seguridade Participacoes S.A.	810,626
272,418	Porto Seguro S.A.	3,665,510
303,104	Sul America S.A.	2,236,670
		6,712,806
	Internet & Direct Marketing Retail – 2.6%
308,968	B2W Cia Digital (a)	3,349,761
	Machinery – 0.6%
171,572	WEG S.A.	776,462
	Media – 0.9%
106,556	Smiles Fidelidade S.A.	1,203,369
	Metals & Mining – 14.6%
473,908	Bradespar S.A. (Preference Shares)	3,874,900
1,057,414	Cia Siderurgica Nacional S.A. (a)	2,411,802
995,839	Gerdau S.A. (Preference Shares)	3,807,865
1,793,158	Metalurgica Gerdau S.A. (Preference Shares)	3,210,867
756,948	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	1,800,699
279,338	Vale S.A.	3,675,737
		18,781,870
	Multiline Retail – 5.4%
167,141	Lojas Americanas S.A. (Preference Shares)	849,559
94,325	Lojas Renner S.A.	1,031,898
108,225	Magazine Luiza S.A.	5,056,131
		6,937,588
	Oil, Gas & Consumable Fuels – 3.8%
236,252	Cosan S.A.	2,039,603
483,498	Petroleo Brasileiro S.A. (Preference Shares)	2,829,319
		4,868,922

See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Paper & Forest Products – 0.8%
320,377	Duratex S.A.	$977,891
	Personal Products – 2.5%
274,567	Natura Cosmeticos S.A.	3,187,903
	Pharmaceuticals – 0.6%
100,939	Hypera S.A.	786,521
	Road & Rail – 5.4%
350,241	Localiza Rent a Car S.A.	2,688,427
982,425	Rumo S.A. (a)	4,309,159
		6,997,586
	Specialty Retail – 0.8%
893,207	Via Varejo S.A.	1,011,721
	Textiles, Apparel & Luxury Goods – 5.0%
699,602	Grendene S.A.	1,480,162
117,381	Guararapes Confeccoes S.A.	4,923,899
		6,404,061
	Transportation Infrastructure – 1.2%
547,514	CCR S.A.	1,582,186
	Water Utilities – 3.7%
594,764	Cia de Saneamento Basico do Estado de Sao Paulo	4,833,920
	Wireless Telecommunication Services – 1.0%
420,402	TIM Participacoes S.A.	1,285,368
	Total Investments – 99.4%	128,347,510
	(Cost $127,998,641) (b)
	Net Other Assets and Liabilities – 0.6%	733,666
	Net Assets – 100.0%	$129,081,176

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $130,085,295. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,240,923 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,978,708. The net unrealized depreciation was $1,737,785.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 128,347,510	$ 128,347,510	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Brazil	99.4%
Total Investments	99.4
Net Other Assets and Liabilities	0.6
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 100.0%
	Automobiles – 4.9%
228,484	Chongqing Changan Automobile Co., Ltd., Class B	$101,834
272,589	Dongfeng Motor Group Co., Ltd., Class H	247,159
		348,993
	Banks – 1.5%
193,657	Chongqing Rural Commercial Bank Co., Ltd., Class H	103,871
	Capital Markets – 2.8%
359,415	China Cinda Asset Management Co., Ltd., Class H	87,209
598,715	China Huarong Asset Management Co., Ltd., Class H (a)	109,337
		196,546
	Construction & Engineering – 2.8%
113,929	China Railway Construction Corp., Ltd., Class H	158,006
56,571	China State Construction International Holdings Ltd.	44,936
		202,942
	Construction Materials – 7.3%
40,457	Anhui Conch Cement Co., Ltd., Class H	196,330
174,857	China National Building Material Co., Ltd., Class H	119,690
227,715	China Resources Cement Holdings Ltd.	205,018
		521,038
	Diversified Telecommunication Services – 3.5%
493,171	China Telecom Corp., Ltd., Class H	251,923
	Electronic Equipment, Instruments & Components – 0.8%
6,157	Sunny Optical Technology Group Co., Ltd.	54,725
	Food Products – 0.5%
24,686	Tingyi Cayman Islands Holding Corp.	32,976
	Gas Utilities – 8.7%
47,363	Beijing Enterprises Holdings Ltd.	251,014
27,429	China Resources Gas Group Ltd.	108,588
29,386	ENN Energy Holdings Ltd.	260,629
		620,231
Shares	Description	Value

	Health Care Technology – 2.7%
240,000	Alibaba Health Information Technology Ltd. (b)	$194,624
	Household Durables – 1.7%
50,571	Haier Electronics Group Co., Ltd.	124,385
	Independent Power and Renewable Electricity Producers – 5.3%
71,979	China Longyuan Power Group Corp., Ltd., Class H	48,994
65,700	China Resources Power Holdings Co., Ltd.	126,357
145,429	Huadian Power International Corp., Ltd., Class H	65,560
520,294	Huaneng Renewables Corp., Ltd., Class H	139,534
		380,445
	Insurance – 2.3%
161,143	PICC Property & Casualty Co., Ltd., Class H	164,837
	Machinery – 7.0%
175,143	Sinotruk Hong Kong Ltd.	263,928
208,936	Weichai Power Co., Ltd., Class H	238,807
		502,735
	Metals & Mining – 12.8%
319,986	Angang Steel Co., Ltd., Class H	220,666
61,286	China Hongqiao Group Ltd.	34,828
436,583	China Zhongwang Holdings Ltd.	193,467
649,941	Maanshan Iron & Steel Co., Ltd., Class H	286,354
412,799	MMG Ltd. (b)	177,656
		912,971
	Oil, Gas & Consumable Fuels – 12.2%
193,086	China Petroleum & Chemical Corp., Class H	137,839
100,143	CNOOC Ltd.	154,745
212,111	Inner Mongolia Yitai Coal Co., Ltd., Class B	250,715
66,171	Kunlun Energy Co., Ltd.	70,139
304,857	PetroChina Co., Ltd., Class H	189,988
87,400	Yanzhou Coal Mining Co., Ltd., Class H	70,541
		873,967
	Pharmaceuticals – 4.2%
267,429	China Traditional Chinese Medicine Holdings Co., Ltd.	155,734

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
37,714	CSPC Pharmaceutical Group Ltd.	$54,424
25,714	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	92,112
		302,270
	Real Estate Management & Development – 7.9%
35,229	China Overseas Land & Investment Ltd.	121,022
33,155	Country Garden Holdings Co., Ltd.	40,351
143,166	Guangzhou R&F Properties Co., Ltd., Class H	216,472
43,714	Logan Property Holdings Co., Ltd.	54,764
297,933	Sino-Ocean Group Holding Ltd.	131,265
		563,874
	Semiconductors & Semiconductor Equipment – 1.3%
50,571	Hua Hong Semiconductor Ltd. (a)	93,644
	Specialty Retail – 2.7%
96,420	Zhongsheng Group Holdings Ltd.	191,104
	Technology Hardware, Storage & Peripherals – 0.7%
18,929	Legend Holdings Corp., Class H (a)	49,555
	Textiles, Apparel & Luxury Goods – 0.7%
4,286	Shenzhou International Group Holdings Ltd.	48,577
	Transportation Infrastructure – 2.2%
85,029	China Merchants Port Holdings Co., Ltd.	153,107
	Wireless Telecommunication Services – 3.5%
26,143	China Mobile Ltd.	251,564
	Total Investments – 100.0%	7,140,904
	(Cost $8,646,068) (c)
	Net Other Assets and Liabilities – 0.0%	827
	Net Assets – 100.0%	$7,141,731

(a)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $8,712,037. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $111,688 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,682,821. The net unrealized depreciation was $1,571,133.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,140,904	$ 7,140,904	$ —	$ —

*	See Portfolio of Investments for industry breakout.
Level 3 Common Stocks, if any, are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at December 31, 2017
Common Stocks	$—**
Net Realized Gain (Loss)	(484,155)
Net Change in Unrealized Appreciation/Depreciation	484,866
Purchases	—
Sales	—
Common Stocks	(711)
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2018
Common Stocks	—
Total Level 3 holdings	$—
**Investment is valued at $0.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2018
Country Allocation†	% of Net Assets
China	49.7%
Hong Kong	27.1
Cayman Islands	16.2
Bermuda	7.0
Total Investments	100.0
Net Other Assets and Liabilities	0.0
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 99.8%
	Air Freight & Logistics – 1.4%
79,200	Yamato Holdings Co., Ltd.	$2,185,127
	Airlines – 3.0%
47,700	ANA Holdings, Inc.	1,715,120
82,100	Japan Airlines Co., Ltd.	2,914,567
		4,629,687
	Auto Components – 8.7%
25,500	Aisin Seiki Co., Ltd.	888,737
44,600	Bridgestone Corp.	1,723,695
11,900	Denso Corp.	531,241
61,300	NGK Spark Plug Co., Ltd.	1,225,944
150,400	NOK Corp. (a)	2,107,699
156,400	Sumitomo Electric Industries Ltd.	2,086,190
146,500	Sumitomo Rubber Industries Ltd.	1,737,603
95,000	Toyota Boshoku Corp.	1,422,335
10,400	Toyota Industries Corp.	482,971
56,100	Yokohama Rubber (The) Co., Ltd.	1,056,945
		13,263,360
	Automobiles – 7.4%
99,200	Honda Motor Co., Ltd.	2,619,720
237,400	Mazda Motor Corp.	2,458,364
365,200	Mitsubishi Motors Corp.	2,005,843
299,000	Nissan Motor Co., Ltd.	2,401,439
19,900	Subaru Corp.	428,484
8,900	Toyota Motor Corp.	520,171
46,300	Yamaha Motor Co., Ltd.	912,018
		11,346,039
	Beverages – 0.7%
14,500	Coca-Cola Bottlers Japan Holdings, Inc.	434,583
12,600	Ito En Ltd.	566,170
		1,000,753
	Building Products – 0.6%
30,000	AGC, Inc.	938,826
	Capital Markets – 0.3%
22,700	SBI Holdings, Inc.	447,145
	Chemicals – 13.8%
45,800	Asahi Kasei Corp.	472,186
210,300	Daicel Corp.	2,170,059
57,800	Hitachi Chemical Co., Ltd.	875,398
34,200	JSR Corp.	516,409
211,400	Kuraray Co., Ltd.	2,989,553
278,100	Mitsubishi Chemical Holdings Corp.	2,112,550
102,700	Mitsubishi Gas Chemical Co., Inc.	1,550,737
65,500	Mitsui Chemicals, Inc.	1,484,440
39,200	Showa Denko KK (a)	1,169,509
307,800	Sumitomo Chemical Co., Ltd.	1,496,806
Shares	Description	Value

	Chemicals (Continued)
126,900	Teijin Ltd.	$2,034,244
162,000	Tokai Carbon Co., Ltd. (a)	1,844,587
187,800	Tosoh Corp.	2,453,625
		21,170,103
	Construction & Engineering – 1.0%
74,900	Kajima Corp.	1,010,010
10,600	Taisei Corp.	455,025
		1,465,035
	Distributors – 1.2%
40,300	PALTAC CORPORATION	1,908,280
	Diversified Financial Services – 0.7%
73,700	ORIX Corp.	1,079,562
	Diversified Telecommunication Services – 0.7%
25,600	Nippon Telegraph & Telephone Corp.	1,046,843
	Electric Utilities – 5.1%
116,400	Chubu Electric Power Co., Inc.	1,659,367
180,400	Chugoku Electric Power (The) Co., Inc.	2,350,360
624,800	Tokyo Electric Power Co., Holdings, Inc. (b)	3,722,407
		7,732,134
	Electrical Equipment – 0.3%
15,200	Fuji Electric Co., Ltd.	450,016
	Electronic Equipment, Instruments & Components – 2.8%
27,000	Hamamatsu Photonics K.K.	910,223
6,900	Murata Manufacturing Co., Ltd.	941,467
38,500	Shimadzu Corp.	763,642
22,900	TDK Corp.	1,612,956
		4,228,288
	Food & Staples Retailing – 5.3%
108,800	Aeon Co., Ltd.	2,133,713
27,500	FamilyMart UNY Holdings Co., Ltd.	3,490,032
54,800	Welcia Holdings Co., Ltd.	2,479,887
		8,103,632
	Food Products – 2.4%
23,100	Kikkoman Corp.	1,245,573
14,400	NH Foods Ltd.	543,260
88,900	Yamazaki Baking Co., Ltd.	1,870,383
		3,659,216

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies – 0.7%
20,200	Terumo Corp.	$1,147,072
	Hotels, Restaurants & Leisure – 1.5%
91,900	Zensho Holdings Co., Ltd.	2,230,318
	Household Durables – 3.2%
210,500	Haseko Corp.	2,218,215
60,500	Iida Group Holdings Co., Ltd.	1,049,318
34,000	Sony Corp.	1,652,151
		4,919,684
	Independent Power and Renewable Electricity Producers – 1.0%
67,700	Electric Power Development Co., Ltd.	1,609,655
	Industrial Conglomerates – 1.4%
77,400	Toshiba Corp.	2,189,134
	Insurance – 0.4%
30,500	Sony Financial Holdings, Inc.	571,849
	Internet & Direct Marketing Retail – 0.8%
64,200	ZOZO, Inc.	1,177,337
	IT Services – 3.7%
38,400	Fujitsu Ltd.	2,398,840
40,200	GMO Payment Gateway, Inc.	1,716,491
37,900	TIS, Inc.	1,495,529
		5,610,860
	Leisure Products – 1.8%
28,100	Bandai Namco Holdings, Inc.	1,262,648
33,500	Yamaha Corp.	1,430,409
		2,693,057
	Machinery – 2.5%
128,200	JTEKT Corp.	1,433,997
282,200	NSK Ltd.	2,443,390
		3,877,387
	Marine – 0.3%
29,400	Nippon Yusen KK	453,587
	Media – 2.6%
48,500	CyberAgent, Inc.	1,878,404
145,100	Hakuhodo DY Holdings, Inc.	2,085,056
		3,963,460
	Metals & Mining – 3.4%
112,300	Hitachi Metals Ltd.	1,178,276
123,300	JFE Holdings, Inc.	1,976,535
21,100	Mitsubishi Materials Corp.	557,315
Shares	Description	Value

	Metals & Mining (Continued)
89,000	Nippon Steel & Sumitomo Metal Corp.	$1,536,723
		5,248,849
	Multiline Retail – 0.2%
1,600	Ryohin Keikaku Co., Ltd.	387,573
	Oil, Gas & Consumable Fuels – 3.2%
81,600	Idemitsu Kosan Co., Ltd.	2,687,615
418,500	JXTG Holdings, Inc.	2,201,988
		4,889,603
	Personal Products – 2.0%
2,600	Kose Corp.	409,434
13,200	Pola Orbis Holdings, Inc.	357,564
36,700	Shiseido Co., Ltd.	2,307,708
		3,074,706
	Pharmaceuticals – 3.8%
54,500	Rohto Pharmaceutical Co., Ltd.	1,491,720
137,700	Sumitomo Dainippon Pharma Co., Ltd.	4,390,872
		5,882,592
	Professional Services – 1.0%
63,100	Recruit Holdings Co., Ltd.	1,532,811
	Real Estate Management & Development – 0.4%
19,600	Open House Co., Ltd.	663,437
	Road & Rail – 1.6%
16,100	Nippon Express Co., Ltd.	898,973
33,200	Sankyu, Inc.	1,506,957
		2,405,930
	Specialty Retail – 0.9%
2,600	Fast Retailing Co., Ltd.	1,337,183
	Technology Hardware, Storage & Peripherals – 0.3%
29,500	Brother Industries Ltd.	438,981
	Trading Companies & Distributors – 7.1%
76,400	Marubeni Corp.	538,400
62,900	Mitsubishi Corp.	1,733,114
104,900	Mitsui & Co., Ltd.	1,617,932
105,200	MonotaRO Co., Ltd.	2,608,764
802,000	Sojitz Corp.	2,795,165
106,300	Sumitomo Corp.	1,514,415
		10,807,790

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Transportation Infrastructure – 0.6%
24,900	Japan Airport Terminal Co., Ltd.	$865,554
	Total Common Stocks	152,632,455
	(Cost $174,934,566)
MONEY MARKET FUNDS – 0.8%
1,268,225	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.61% (c) (d)	1,268,225
	(Cost $1,268,225)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.7%
$559,582	BNP Paribas S.A., 2.95% (c), dated 12/31/18, due 1/2/19, with a maturity value of $559,674. Collateralized by U.S. Treasury Note, interest rate of 2.375%, due 4/30/20. The value of the collateral including accrued interest is $573,037. (d)	559,582
2,013,952	JPMorgan Chase & Co., 2.85% (c), dated 12/31/18, due 1/2/19, with a maturity value of $2,014,271. Collateralized by U.S. Treasury Bill, interest rate of 0.000%, due 5/9/19. The value of the collateral including accrued interest is $2,054,191. (d)	2,013,952
	Total Repurchase Agreements	2,573,534
	(Cost $2,573,534)
	Total Investments – 102.3%	156,474,214
	(Cost $178,776,325) (e)
	Net Other Assets and Liabilities – (2.3)%	(3,540,511)
	Net Assets – 100.0%	$152,933,703

(a)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,680,850 and the total value of the collateral held by the Fund is $3,837,219.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of December 31, 2018.
(d)	This security serves as collateral for securities on loan.
(e)	Aggregate cost for federal income tax purposes was $179,427,525. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,210,387 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $28,163,698. The net unrealized depreciation was $22,953,311.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 152,632,455	$ 152,632,455	$ —	$ —
Money Market Funds	1,268,225	1,268,225	—	—
Repurchase Agreements	2,573,534	—	2,573,534	—
Total Investments	$ 156,474,214	$ 153,900,680	$ 2,573,534	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$3,680,850
Non-cash Collateral (2)	(3,680,850)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2018
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$2,573,534
Non-cash Collateral (4)	(2,573,534)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Japan	99.8%
United States	2.5
Total Investments	102.3
Net Other Assets and Liabilities	(2.3)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust South Korea AlphaDEX® Fund (FKO)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 99.2%
	Air Freight & Logistics – 1.7%
325	Hyundai Glovis Co., Ltd.	$37,574
	Auto Components – 3.5%
1,781	Hankook Tire Co., Ltd.	64,086
88	Hyundai Mobis Co., Ltd.	14,985
		79,071
	Automobiles – 5.2%
598	Hyundai Motor Co.	63,509
1,823	Kia Motors Corp.	55,059
		118,568
	Banks – 6.7%
875	Hana Financial Group, Inc.	28,427
3,652	Industrial Bank of Korea	45,986
710	KB Financial Group, Inc.	29,589
433	Shinhan Financial Group Co., Ltd.	15,367
2,300	Woori Bank	32,156
		151,525
	Biotechnology – 3.4%
188	Celltrion, Inc. (a)	37,489
75	Medy-Tox, Inc.	38,837
		76,326
	Capital Markets – 2.1%
892	Korea Investment Holdings Co., Ltd.	47,566
	Chemicals – 3.7%
56	LG Chem Ltd.	17,415
269	Lotte Chemical Corp.	66,780
		84,195
	Commercial Services & Supplies – 0.8%
194	S-1 Corp.	17,474
	Construction & Engineering – 2.8%
1,304	Hyundai Engineering & Construction Co., Ltd.	63,809
	Consumer Finance – 1.3%
979	Samsung Card Co., Ltd.	30,314
	Diversified Financial Services – 0.0%
215	Neoplux Co., Ltd. (b)	963
	Diversified Telecommunication Services – 3.7%
5,357	LG Uplus Corp.	84,738
	Electric Utilities – 2.3%
1,758	Korea Electric Power Corp.	52,151
Shares	Description	Value

	Electronic Equipment, Instruments & Components – 9.3%
5,123	LG Display Co., Ltd.	$82,873
631	Samsung Electro-Mechanics Co., Ltd.	58,531
350	Samsung SDI Co., Ltd.	68,695
		210,099
	Food & Staples Retailing – 1.6%
221	E-MART, Inc.	36,147
	Food Products – 1.4%
106	CJ CheilJedang Corp.	31,397
	Gas Utilities – 2.8%
1,460	Korea Gas Corp. (b)	63,069
	Hotels, Restaurants & Leisure – 0.9%
717	Kangwon Land, Inc.	20,563
	Household Durables – 1.7%
678	LG Electronics, Inc.	37,856
	Industrial Conglomerates – 6.4%
264	CJ Corp.	28,747
39	CJ Corp. (Preference Shares) (b) (c)	1,293
1,300	LG Corp.	81,439
145	SK Holdings Co., Ltd.	33,788
		145,267
	Insurance – 2.2%
318	DB Insurance Co., Ltd.	20,063
3,538	Hanwha Life Insurance Co., Ltd.	13,381
71	Samsung Fire & Marine Insurance Co., Ltd.	17,117
		50,561
	IT Services – 0.8%
94	Samsung SDS Co., Ltd.	17,186
	Life Sciences Tools & Services – 1.4%
90	Samsung Biologics Co., Ltd. (b) (d)	31,175
	Metals & Mining – 6.4%
1,426	Hyundai Steel Co.	57,830
97	Korea Zinc Co., Ltd.	37,598
228	POSCO	49,654
		145,082
	Multiline Retail – 2.4%
233	Shinsegae, Inc.	53,458

See Notes to Financial Statements

First Trust South Korea AlphaDEX® Fund (FKO)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 8.1%
1,723	GS Holdings Corp.	$79,680
371	SK Innovation Co., Ltd.	59,683
514	S-Oil Corp.	45,006
		184,369
	Personal Products – 1.7%
40	LG Household & Health Care, Ltd.	39,469
	Road & Rail – 3.7%
558	CJ Logistics Corp. (b)	83,515
	Semiconductors & Semiconductor Equipment – 2.1%
875	SK Hynix, Inc.	47,444
	Specialty Retail – 2.3%
759	Hotel Shilla Co., Ltd.	52,038
	Technology Hardware, Storage & Peripherals – 1.8%
1,206	Samsung Electronics Co., Ltd.	41,828
	Tobacco – 0.7%
175	KT&G Corp.	15,919
	Wireless Telecommunication Services – 4.3%
402	SK Telecom Co., Ltd.	97,095
	Total Investments – 99.2%	2,247,811
	(Cost $2,192,680) (e)
	Net Other Assets and Liabilities – 0.8%	19,015
	Net Assets – 100.0%	$2,266,826

(a)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2018, the Fund received 3 PIK shares of Celltrion, Inc.
(b)	Non-income producing security.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $1,293 or 0.1% of net assets.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)	Aggregate cost for federal income tax purposes was $2,232,877. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $208,975 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $194,041. The net unrealized appreciation was $14,934.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Industrial Conglomerates	$ 145,267	$ 143,974	$ 1,293	$ —
Other industry categories*	2,102,544	2,102,544	—	—
Total Investments	$ 2,247,811	$ 2,246,518	$ 1,293	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
South Korea	99.2%
Total Investments	99.2
Net Other Assets and Liabilities	0.8
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 93.4%
	Australia – 4.6%
348,613	AGL Energy Ltd.	$5,058,238
3,970,732	Beach Energy Ltd.	3,761,676
500,434	BlueScope Steel Ltd.	3,863,188
99,263	CIMIC Group Ltd.	3,035,049
1,076,976	Downer EDI Ltd.	5,127,920
1,300,618	Fortescue Metals Group Ltd.	3,838,418
204,758	Northern Star Resources Ltd.	1,332,605
43,156	Rio Tinto Ltd.	2,385,247
468,180	Santos Ltd.	1,807,099
375,492	Seven Group Holdings Ltd.	3,750,295
1,300,618	South32 Ltd.	3,068,902
261,868	Washington H Soul Pattinson & Co., Ltd.	4,590,879
624,812	Whitehaven Coal Ltd.	1,901,173
		43,520,689
	Austria – 0.3%
80,607	voestalpine AG	2,410,478
	Belgium – 0.2%
12,330	Sofina S.A.	2,342,273
	Bermuda – 2.4%
929,500	Hongkong Land Holdings Ltd.	5,855,850
1,812,179	Kerry Properties Ltd.	6,190,638
5,686,520	Nine Dragons Paper Holdings Ltd.	5,264,960
1,242,696	NWS Holdings Ltd.	2,548,713
884,686	Yue Yuen Industrial Holdings Ltd.	2,830,136
		22,690,297
	Canada – 7.3%
172,772	Air Canada (b)	3,285,351
123,002	Alimentation Couche-Tard, Inc., Class B	6,118,566
512,309	Aurora Cannabis, Inc. (b) (c)	2,544,283
82,942	Brookfield Asset Management, Inc., Class A	3,178,674
38,210	Canada Goose Holdings, Inc. (b)	1,670,358
101,322	Canopy Growth Corp. (b) (c)	2,717,110
350,408	Husky Energy, Inc.	3,621,635
1,806,190	Kinross Gold Corp. (b)	5,821,298
929,499	Lundin Mining Corp.	3,840,005
93,707	Magna International, Inc.	4,253,606
77,943	Methanex Corp. (c)	3,748,709
158,238	Metro, Inc.	5,487,098
183,080	Parkland Fuel Corp.	4,739,267
14,978	Shopify, Inc., Class A (b)	2,071,269
255,976	Teck Resources Ltd., Class B	5,510,646
95,223	Toromont Industries Ltd.	3,784,647
577,979	Turquoise Hill Resources Ltd. (b)	952,573
86,495	West Fraser Timber Co., Ltd.	4,272,797
22,482	WSP Global, Inc.	966,173
		68,584,065
Shares	Description	Value

	Cayman Islands – 2.8%
819,117	CK Asset Holdings Ltd.	$5,993,922
106,874	CK Hutchison Holdings Ltd.	1,026,362
1,887,998	Kingboard Holdings Ltd.	5,039,162
6,626,857	Lee & Man Paper Manufacturing Ltd.	5,619,351
3,492,304	WH Group Ltd. (d)	2,689,304
762,604	Wharf Real Estate Investment Co., Ltd.	4,562,671
973,838	Xinyi Glass Holdings Ltd.	1,076,998
		26,007,770
	Denmark – 0.3%
13,527	DSV A.S.	890,937
5,742	Rockwool International A.S., Class B	1,497,951
		2,388,888
	Finland – 0.6%
60,158	Amer Sports OYJ	2,644,692
44,604	Neste OYJ	3,442,435
		6,087,127
	France – 2.3%
95,762	Accor S.A.	4,071,684
28,494	Cie de Saint-Gobain	952,150
10,282	Cie Generale des Etablissements Michelin SCA	1,021,378
227,875	Peugeot S.A.	4,867,982
56,839	Renault S.A.	3,552,475
17,541	Safran S.A.	2,118,287
52,926	SCOR SE	2,389,214
56,877	TOTAL S.A.	3,009,404
		21,982,574
	Germany – 4.5%
40,871	Bayerische Motoren Werke AG	3,310,736
60,536	Bechtle AG	4,706,016
14,120	Continental AG	1,953,492
45,465	Covestro AG (d)	2,249,312
58,438	Daimler AG	3,073,920
200,127	Deutsche Lufthansa AG	4,517,121
17,389	Hannover Rueck SE	2,344,990
10,357	LEG Immobilien AG	1,081,278
16,804	Nemetschek SE	1,843,492
91,261	Porsche Automobil Holding SE (Preference Shares)	5,399,597
29,618	Sixt SE	2,348,290
103,292	TAG Immobilien AG	2,356,285
13,957	Volkswagen AG (Preference Shares)	2,221,502
25,156	Vonovia SE	1,141,082
22,685	Wirecard AG	3,451,650
		41,998,763
	Hong Kong – 5.4%
1,387,428	Hang Lung Group Ltd.	3,533,020

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
1,257,329	Hang Lung Properties Ltd.	$2,395,677
1,223,019	Henderson Land Development Co., Ltd.	6,091,277
972,968	Hysan Development Co., Ltd.	4,628,447
3,603,658	New World Development Co., Ltd.	4,767,754
3,584,972	Sino Land Co., Ltd.	6,143,966
337,853	Sun Hung Kai Properties Ltd.	4,815,069
560,950	Swire Pacific Ltd., Class A	5,924,343
192,359	Techtronic Industries Co., Ltd.	1,021,919
360,594	Vitasoy International Holdings Ltd.	1,374,590
2,258,810	Wharf Holdings (The) Ltd.	5,884,646
819,433	Wheelock & Co., Ltd.	4,682,923
		51,263,631
	Israel – 0.6%
805,631	Israel Chemicals Ltd.	4,567,656
10,870	Nice, Ltd. (b)	1,169,211
		5,736,867
	Italy – 1.0%
236,836	Buzzi Unicem S.p.A	4,077,106
598,352	Saipem S.p.A. (b)	2,238,359
83,039	Societa Iniziative Autostradali e Servizi S.p.A.	1,147,412
4,048,477	Telecom Italia S.p.A. (b)	2,241,808
		9,704,685
	Japan – 33.4%
254,400	Aeon Co., Ltd.	4,989,123
29,130	AGC, Inc.	911,600
24,500	Aisin Seiki Co., Ltd.	853,884
229,800	Alfresa Holdings Corp.	5,876,825
27,600	Asahi Intecc Co., Ltd.	1,168,414
324,750	Asahi Kasei Corp.	3,348,091
64,400	Bridgestone Corp.	2,488,923
125,100	Brother Industries Ltd.	1,861,577
81,600	Chubu Electric Power Co., Inc.	1,163,268
38,300	Chugai Pharmaceutical Co., Ltd.	2,229,406
125,100	COMSYS Holdings Corp.	3,062,299
149,400	Cosmo Energy Holdings Co., Ltd.	3,086,005
5,800	Cosmos Pharmaceutical Corp.	971,032
210,600	Daicel Corp.	2,173,155
236,600	Dai-ichi Life Holdings, Inc.	3,708,579
27,100	Daikin Industries Ltd.	2,891,606
33,900	DIC Corp.	1,042,316
37,900	Eisai Co., Ltd.	2,939,882
133,900	Electric Power Development Co., Ltd.	3,183,645
35,300	FamilyMart UNY Holdings Co., Ltd.	4,479,932
7,700	Fast Retailing Co., Ltd.	3,960,120
123,300	Fuji Electric Co., Ltd.	3,650,458
26,700	FUJIFILM Holdings Corp.	1,040,181
Shares	Description	Value

	Japan (Continued)
68,600	Fujitsu Ltd.	$4,285,427
39,800	GMO Payment Gateway, Inc. (c)	1,699,412
281,100	Hakuhodo DY Holdings, Inc.	4,039,346
378,600	Haseko Corp.	3,989,626
133,400	Hitachi Capital Corp.	2,816,364
36,100	Hitachi Ltd.	966,850
163,060	Honda Motor Co., Ltd.	4,306,165
93,900	Idemitsu Kosan Co., Ltd.	3,092,733
137,386	Iida Group Holdings Co., Ltd.	2,382,836
156,200	Isuzu Motors Ltd.	2,206,794
101,916	Japan Airlines Co., Ltd.	3,618,039
267,900	JFE Holdings, Inc.	4,294,515
106,800	JGC Corp.	1,507,409
168,900	JTEKT Corp.	1,889,251
814,300	JXTG Holdings, Inc.	4,284,538
170,100	Kajima Corp.	2,293,762
81,800	Kansai Electric Power (The) Co., Inc.	1,231,422
95,500	Keihan Holdings Co., Ltd.	3,899,115
45,300	Keio Corp.	2,641,002
61,200	Kikkoman Corp.	3,299,959
578,400	Konica Minolta, Inc.	5,240,192
246,300	Kuraray Co., Ltd.	3,483,098
42,200	Kyowa Exeo Corp.	992,579
101,100	Kyushu Electric Power Co., Inc.	1,207,426
670,600	Marubeni Corp.	4,725,801
98,800	Marui Group Co., Ltd.	1,922,726
307,340	Mazda Motor Corp.	3,182,618
256,300	Mitsubishi Chemical Holdings Corp.	1,946,949
200,000	Mitsubishi Corp.	5,510,698
231,100	Mitsubishi Gas Chemical Co., Inc.	3,489,535
41,300	Mitsubishi Materials Corp.	1,090,858
277,000	Mitsui & Co., Ltd.	4,272,328
147,200	Mitsui Chemicals, Inc.	3,336,023
39,800	Miura Co., Ltd.	909,621
173,400	MonotaRO Co., Ltd.	4,299,997
84,900	NGK Spark Plug Co., Ltd.	1,697,923
116,300	Nippon Steel & Sumitomo Metal Corp.	2,008,100
55,358	Nippon Telegraph & Telephone Corp.	2,263,716
22,300	Nissan Chemical Corp.	1,171,917
394,700	Nissan Motor Co., Ltd.	3,170,060
213,700	NSK Ltd.	1,850,292
443,100	NTT Data Corp.	4,871,452
676,600	Oji Holdings Corp.	3,487,788
75,800	ORIX Corp.	1,110,323
122,400	Park24 Co., Ltd.	2,694,687
20,800	Pigeon Corp.	891,930
147,000	Recruit Holdings Co., Ltd.	3,570,891
197,100	Renesas Electronics Corp. (b)	899,138
114,500	Ricoh Co., Ltd.	1,125,099
102,900	Rohto Pharmaceutical Co., Ltd.	2,816,477
65,100	Sankyu, Inc.	2,954,906

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
198,200	SBI Holdings, Inc.	$3,904,145
80,900	Sekisui House Ltd.	1,194,992
111,200	Showa Denko KK (c)	3,317,586
23,500	SoftBank Group Corp.	1,566,238
1,362,000	Sojitz Corp.	4,746,900
57,500	Sompo Holdings, Inc.	1,957,849
99,400	Sony Corp.	4,830,112
222,800	Sony Financial Holdings, Inc.	4,177,309
85,200	SUMCO Corp.	953,792
420,100	Sumitomo Chemical Co., Ltd.	2,042,911
147,100	Sumitomo Corp.	2,095,677
213,300	Sumitomo Dainippon Pharma Co., Ltd.	6,801,546
157,000	Sumitomo Electric Industries Ltd.	2,094,193
246,750	Sumitomo Rubber Industries Ltd.	2,926,646
77,800	Suzuken Co., Ltd.	3,967,903
43,200	Suzuki Motor Corp.	2,194,192
148,800	T&D Holdings, Inc.	1,736,373
33,600	TDK Corp.	2,366,607
192,400	Teijin Ltd.	3,084,228
95,600	THK Co., Ltd.	1,798,524
73,600	TIS, Inc.	2,904,247
130,300	Toho Gas Co., Ltd.	5,510,155
249,400	Tokai Carbon Co., Ltd. (c)	2,839,754
50,200	Tokio Marine Holdings, Inc.	2,398,131
1,251,000	Tokyo Electric Power Co., Holdings, Inc. (b)	7,453,155
211,600	Toshiba Corp.	5,984,763
400,080	Tosoh Corp.	5,227,084
237,500	Toyo Seikan Group Holdings Ltd.	5,464,851
19,200	Toyota Motor Corp.	1,122,168
163,400	Toyota Tsusho Corp.	4,837,672
108,100	Welcia Holdings Co., Ltd.	4,891,894
120,500	Yamato Holdings Co., Ltd.	3,324,593
114,000	Yokohama Rubber (The) Co., Ltd.	2,147,803
		313,884,027
	Jersey – 0.4%
1,207,871	boohoo Group PLC (b)	2,486,377
153,469	Polymetal International PLC	1,607,927
		4,094,304
	Luxembourg – 0.8%
26,813	APERAM S.A.	708,119
158,004	ArcelorMittal	3,283,940
142,306	Grand City Properties S.A.	3,089,743
		7,081,802
	Netherlands – 1.1%
78,942	IMCD Group N.V.	5,065,076
55,097	NN Group N.V.	2,196,833
Shares	Description	Value

	Netherlands (Continued)
153,814	OCI N.V. (b)	$3,138,699
		10,400,608
	New Zealand – 0.2%
264,970	Ryman Healthcare Ltd.	1,910,086
	Norway – 1.7%
13,636	Aker ASA, Class A	728,599
115,958	Aker BP ASA	2,923,593
174,523	Equinor ASA	3,708,854
614,826	Norsk Hydro ASA	2,788,102
24,642	Salmar ASA	1,219,774
30,190	TGS NOPEC Geophysical Co., ASA	729,043
98,658	Tomra Systems ASA	2,222,700
50,105	Yara International ASA	1,932,576
		16,253,241
	Portugal – 0.0%
81,454	Banco Espirito Santo S.A. (b) (e) (f) (g)	0
	Singapore – 1.4%
171,800	Singapore Airlines Ltd.	1,187,392
1,037,500	Singapore Telecommunications Ltd.	2,230,364
974,400	UOL Group Ltd.	4,425,354
5,419,700	Yangzijiang Shipbuilding Holdings Ltd.	4,970,560
		12,813,670
	South Korea – 9.8%
16,529	CJ CheilJedang Corp.	4,895,890
10,212	CJ Corp.	1,111,990
1,547	CJ Corp. (Preference Shares) (b) (e)	51,299
19,920	E-MART, Inc.	3,258,111
131,772	GS Engineering & Construction Corp.	5,166,719
100,058	GS Holdings Corp.	4,627,167
110,041	Hankook Tire Co., Ltd.	3,959,622
61,254	Hyundai Engineering & Construction Co., Ltd.	2,997,373
10,605	Hyundai Glovis Co., Ltd.	1,226,066
10,212	Hyundai Heavy Industries Holdings Co., Ltd. (b)	3,166,654
10,635	Hyundai Motor Co.	1,129,456
48,791	Hyundai Steel Co.	1,978,664
68,124	Korea Gas Corp. (b)	2,942,800
94,918	LG Corp.	5,946,198
58,236	LG Electronics, Inc.	3,251,571
376,584	LG Uplus Corp.	5,956,899
24,794	Lotte Chemical Corp.	6,155,169
14,047	POSCO	3,059,169
75,518	POSCO Chemtech Co., Ltd.	4,311,253
2,568	Samsung Biologics Co., Ltd. (b) (d)	889,525

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
148,367	Samsung Electronics Co., Ltd.	$5,145,907
26,661	Samsung SDI Co., Ltd.	5,232,801
94,274	SK Hynix, Inc.	5,111,648
6,404	SK Innovation Co., Ltd.	1,030,219
24,444	SK Telecom Co., Ltd.	5,903,977
40,241	S-Oil Corp.	3,523,522
		92,029,669
	Spain – 1.2%
54,252	Acciona S.A.	4,593,567
28,854	ACS Actividades de Construccion y Servicios S.A.	1,118,402
428,473	International Consolidated Airlines Group S.A.	3,375,093
123,349	Repsol S.A.	1,989,886
		11,076,948
	Sweden – 4.0%
70,981	AAK AB	982,672
176,450	Boliden AB	3,822,076
68,735	Castellum AB	1,266,831
444,037	Fabege AB	5,919,859
133,040	Fastighets AB Balder, Class B (b)	3,782,723
242,655	Hufvudstaden AB, Class A	3,748,128
203,188	Kinnevik AB, Class B	4,899,190
82,330	Lifco AB, Class B	3,042,224
128,574	Lundin Petroleum AB	3,211,829
205,356	Nibe Industrier AB, Class B	2,106,631
244,750	SSAB AB, Class A	841,980
168,243	Swedish Orphan Biovitrum AB (b)	3,663,667
		37,287,810
	Switzerland – 0.6%
14,332	Lonza Group AG	3,713,867
27,034	Sunrise Communications Group AG (d)	2,377,749
		6,091,616
	United Kingdom – 6.5%
500,930	3i Group PLC	4,938,046
54,729	Anglo American PLC	1,219,223
38,695	Ashtead Group PLC	807,379
514,956	Barratt Developments PLC	3,037,647
93,854	Bellway PLC	3,008,602
102,528	Berkeley Group Holdings PLC	4,546,433
640,051	BP PLC	4,046,005
131,537	British American Tobacco PLC	4,191,426
832,112	Evraz PLC	5,096,231
26,138	Fevertree Drinks PLC	732,608
42,196	Hargreaves Lansdown PLC	994,448
924,458	Hays PLC	1,649,640
50,976	Hikma Pharmaceuticals PLC	1,114,954
879,070	J Sainsbury PLC	2,969,226
616,171	JD Sports Fashion PLC	2,739,376
Shares	Description	Value

	United Kingdom (Continued)
611,040	John Wood Group PLC	$3,942,445
119,146	National Grid PLC	1,160,541
48,607	Rio Tinto PLC	2,310,902
35,063	Royal Dutch Shell PLC, Class B	1,045,776
39,739	Spectris PLC	1,154,344
25,827	Spirax-Sarco Engineering PLC	2,054,151
390,346	SSP Group PLC	3,221,041
1,074,384	Tullow Oil PLC (b)	2,452,613
56,462	Victrex PLC	1,646,593
573,230	Vodafone Group PLC	1,117,147
		61,196,797
	Total Common Stocks	878,838,685
	(Cost $1,012,073,379)
REAL ESTATE INVESTMENT TRUSTS (a) – 6.4%
	Australia – 2.5%
804,677	Dexus	6,019,142
1,304,783	GPT (The) Group	4,907,588
2,115,533	Mirvac Group	3,337,769
2,140,381	Scentre Group	5,879,551
1,945,954	Vicinity Centres	3,563,645
		23,707,695
	Canada – 0.5%
133,313	Canadian Apartment Properties REIT	4,325,934
	France – 0.1%
34,673	Klepierre S.A.	1,071,029
	Hong Kong – 1.3%
8,779,146	Champion REIT	6,009,351
624,424	Link REIT	6,323,584
		12,332,935
	Singapore – 0.4%
3,130,700	Mapletree Commercial Trust	3,790,055
	Spain – 0.6%
453,003	Merlin Properties Socimi S.A.	5,597,719
	United Kingdom – 1.0%
739,219	Segro PLC	5,545,839
312,402	Shaftesbury PLC	3,306,948
		8,852,787
	Total Real Estate Investment Trusts	59,678,154
	(Cost $60,661,598)
RIGHTS (a) – 0.0%
	Spain – 0.0%
125,933	Repsol S.A., expiring 01/09/19 (b)	57,715
	(Cost $57,896)

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
MONEY MARKET FUNDS – 0.4%
3,697,839	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.61% (h) (i)	$3,697,839
	(Cost $3,697,839)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.8%
$1,631,608	BNP Paribas S.A., 2.95% (h), dated 12/31/18, due 1/2/19, with a maturity value of $1,631,875. Collateralized by U.S. Treasury Note, interest rate of 2.375%, due 4/30/20. The value of the collateral including accrued interest is $1,670,838. (i)	1,631,608
5,872,198	JPMorgan Chase & Co., 2.85% (h), dated 12/31/18, due 1/2/19, with a maturity value of $5,873,128. Collateralized by U.S. Treasury Bill, interest rate of 0.000%, due 5/9/19. The value of the collateral including accrued interest is $5,989,527. (i)	5,872,198
	Total Repurchase Agreements	7,503,806
	(Cost $7,503,806)
	Total Investments – 101.0%	949,776,199
	(Cost $1,083,994,518) (j)
	Net Other Assets and Liabilities – (1.0)%	(9,143,577)
	Net Assets – 100.0%	$940,632,622

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $10,566,032 and the total value of the collateral held by the Fund is $11,188,407.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $51,299 or 0.0% of net assets.
(f)	This issuer has filed for protection in bankruptcy court.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(h)	Rate shown reflects yield as of December 31, 2018.
(i)	This security serves as collateral for securities on loan.
(j)	Aggregate cost for federal income tax purposes was $1,089,171,139. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,121,031 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $160,515,971. The net unrealized depreciation was $139,394,940.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Portugal	$ —**	$ —	$ —	$ —**
South Korea	92,029,669	91,978,370	51,299	—
Other Country Categories*	786,809,016	786,809,016	—	—
Real Estate Investment Trusts*	59,678,154	59,678,154	—	—
Rights*	57,715	57,715	—	—
Money Market Funds	3,697,839	3,697,839	—	—
Repurchase Agreements	7,503,806	—	7,503,806	—
Total Investments	$ 949,776,199	$ 942,221,094	$ 7,555,105	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2018
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$10,566,032
Non-cash Collateral (2)	(10,566,032)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$7,503,806
Non-cash Collateral (4)	(7,503,806)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
JPY	33.0%
EUR	12.3
HKD	11.2
KRW	9.7
GBP	8.2
CAD	7.7
AUD	7.1
SEK	3.9
USD	1.8
SGD	1.7
NOK	1.7
CHF	0.6
ILS	0.6
DKK	0.3
NZD	0.2
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 99.9%
	Bermuda – 2.2%
2,246,683	Alibaba Health Information Technology Ltd. (b)	$1,821,906
2,001,619	COSCO SHIPPING Ports Ltd.	1,968,261
4,728,879	Kunlun Energy Co., Ltd.	5,012,412
533,244	Shenzhen International Holdings Ltd.	1,026,923
		9,829,502
	Brazil – 9.5%
225,712	Braskem S.A., Class A (Preference Shares)	2,759,268
100,490	Cia Brasileira de Distribuicao (Preference Shares)	2,099,640
745,556	Cia de Saneamento Basico do Estado de Sao Paulo	6,059,476
1,278,918	Gerdau S.A. (Preference Shares)	4,890,296
330,846	IRB Brasil Resseguros S.A.	7,124,404
870,677	Itausa - Investimentos Itau S.A. (Preference Shares)	2,713,740
771,389	Kroton Educacional S.A.	1,765,393
35,898	Magazine Luiza S.A.	1,677,108
416,968	Petroleo Brasileiro S.A. (Preference Shares)	2,440,001
296,639	Porto Seguro S.A.	3,991,414
560,829	Telefonica Brasil S.A. (Preference Shares)	6,689,576
222,628	WEG S.A.	1,007,520
		43,217,836
	Cayman Islands – 4.1%
3,115,096	Agile Group Holdings Ltd.	3,663,883
6,627,309	China Hongqiao Group Ltd. (c)	3,766,238
3,783,443	China Resources Cement Holdings Ltd.	3,406,331
1,040,994	China State Construction International Holdings Ltd.	826,892
6,748,323	China Zhongwang Holdings Ltd. (c)	2,990,445
7,180,317	CIFI Holdings Group Co., Ltd.	3,814,586
		18,468,375
	Chile – 0.8%
822,138	Empresas CMPC S.A.	2,609,281
71,550	Empresas COPEC S.A.	858,394
		3,467,675
	China – 19.6%
6,153,509	Angang Steel Co., Ltd., Class H	4,243,528
546,962	Anhui Conch Cement Co., Ltd., Class H	2,654,308
2,748,064	BAIC Motor Corp. Ltd., Class H (d)	1,449,397
3,214,157	BBMG Corp., Class H	1,013,852
4,631,567	CGN Power Co., Ltd., Class H (d)	1,100,149
Shares	Description	Value

	China (Continued)
8,702,432	China Cinda Asset Management Co., Ltd., Class H	$2,111,566
5,975,467	China Communications Services Corp., Ltd., Class H	4,944,898
2,618,183	China Longyuan Power Group Corp., Ltd., Class H	1,782,123
2,478,224	China National Building Material Co., Ltd., Class H	1,696,352
1,015,521	China Oilfield Services Ltd., Class H	872,800
4,394,632	China Petroleum & Chemical Corp., Class H	3,137,219
3,263,168	China Railway Construction Corp., Ltd., Class H	4,525,637
4,440,424	China Railway Group Ltd., Class H	4,043,193
1,445,582	China Shenhua Energy Co., Ltd., Class H	3,167,893
6,643,896	China Telecom Corp., Ltd., Class H	3,393,855
5,452,860	Chongqing Changan Automobile Co., Ltd., Class B	2,430,302
2,013,377	Chongqing Rural Commercial Bank Co., Ltd., Class H	1,079,903
5,344,498	Dongfeng Motor Group Co., Ltd., Class H	4,845,915
3,452,846	Great Wall Motor Co., Ltd., Class H (c)	1,979,858
2,981,852	Guangzhou Automobile Group Co., Ltd., Class H	2,974,046
2,995,572	Guangzhou R&F Properties Co., Ltd., Class H	4,529,414
2,853,691	Huaxin Cement Co., Ltd., Class B	4,865,543
4,586,493	Inner Mongolia Yitai Coal Co., Ltd., Class B	5,421,235
358,959	Legend Holdings Corp., Class H (d)	939,743
10,256,681	Maanshan Iron & Steel Co., Ltd., Class H (c)	4,518,939
4,075,782	PetroChina Co., Ltd., Class H	2,540,044
933,177	PICC Property & Casualty Co., Ltd., Class H	954,568
216,582	Ping An Insurance Group Co. of China Ltd., Class H	1,912,604
2,891,173	Sinopec Engineering Group Co., Ltd., Class H	2,374,081
3,604,872	Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,579,045
225,061	Sinopharm Group Co., Ltd., Class H	945,598
2,849,939	Yanzhou Coal Mining Co., Ltd., Class H	2,300,187
2,646,593	Zhejiang Expressway Co., Ltd., Class H	2,294,920
		88,622,715

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong – 8.5%
784,901	Beijing Enterprises Holdings Ltd.	$4,159,810
2,875,682	China Merchants Port Holdings Co., Ltd.	5,178,101
334,941	China Mobile Ltd.	3,223,013
1,054,241	China Overseas Land & Investment Ltd.	3,621,618
2,774,754	China Resources Pharmaceutical Group, Ltd. (d)	3,621,478
1,867,705	China Resources Power Holdings Co., Ltd.	3,592,061
1,255,477	China Taiping Insurance Holdings Co., Ltd.	3,447,131
935,126	China Unicom Hong Kong Ltd.	998,359
1,667,764	CNOOC Ltd.	2,577,095
6,024,465	Lenovo Group Ltd.	4,069,909
2,527,932	Sinotruk Hong Kong Ltd.	3,809,412
		38,297,987
	Hungary – 0.7%
306,600	MOL Hungarian Oil & Gas PLC	3,367,995
	India – 8.8%
214,419	Aurobindo Pharma Ltd.	2,250,916
13,290	Bajaj Finserv Ltd.	1,232,040
1,963,993	DLF Ltd.	4,983,476
73,369	HCL Technologies Ltd.	1,013,283
1,042,610	Hindalco Industries Ltd.	3,367,594
1,269,625	Hindustan Petroleum Corp., Ltd.	4,602,766
109,326	Infosys Ltd.	1,032,893
1,045,613	JSW Steel Ltd	4,605,400
317,230	Reliance Industries Ltd.	5,112,985
73,099	Tata Consultancy Services Ltd.	1,983,876
1,427,120	Tata Motors Ltd. (b)	3,537,393
686,554	Tata Steel Ltd.	5,123,464
107,057	Tech Mahindra Ltd.	1,106,606
		39,952,692
	Indonesia – 2.5%
35,762,308	Adaro Energy Tbk PT	3,021,641
12,930,806	Charoen Pokphand Indonesia Tbk PT	6,496,876
945,588	Indah Kiat Pulp & Paper Corp. Tbk PT	759,495
7,291,535	Perusahaan Gas Negara Persero Tbk	1,074,969
		11,352,981
	Malaysia – 0.4%
688,500	Hartalega Holdings Bhd	1,022,962
294,900	Tenaga Nasional Bhd	970,512
		1,993,474
	Mexico – 2.9%
111,178	Fomento Economico Mexicano S.A.B. de C.V.	955,989
Shares	Description	Value

	Mexico (Continued)
107,613	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	$1,623,196
48,246	Grupo Elektra S.A.B. de C.V.	2,326,036
304,328	Grupo Financiero Banorte, S.A.B. de C.V., Class O	1,485,577
127,727	Industrias Penoles S.A.B. de C.V.	1,559,885
1,279,549	Mexichem S.A.B. de C.V.	3,249,700
722,002	Wal-Mart de Mexico S.A.B. de C.V.	1,836,257
		13,036,640
	Poland – 4.7%
182,481	Cyfrowy Polsat S.A. (b)	1,100,050
270,271	Grupa Lotos S.A.	6,391,434
45,548	KGHM Polska Miedz S.A. (b)	1,081,755
1,705,216	PGE Polska Grupa Energetyczna S.A. (b)	4,556,538
160,728	Polski Koncern Naftowy ORLEN S.A.	4,644,871
1,881,798	Polskie Gornictwo Naftowe i Gazownictwo S.A.	3,474,615
		21,249,263
	Russia – 10.6%
191,835	Bashneft PJSC (Preference Shares)	4,907,727
2,217,278	Gazprom PJSC	4,884,853
87,800,195	Inter RAO UES PJSC	4,888,710
71,794	LUKOIL PJSC	5,148,972
56,410	Magnit PJSC	2,842,967
185,185	Novatek PJSC	3,008,675
464,777,956	RusHydro PJSC	3,240,605
264,308	Severstal PJSC	3,576,835
9,470,750	Surgutneftegas PJSC (Preference Shares)	5,354,865
431,592	Tatneft PJSC	4,570,818
2,191	Transneft PJSC (Preference Shares)	5,377,266
		47,802,293
	Singapore – 0.7%
425,807	BOC Aviation Ltd. (d)	3,151,206
	South Africa – 3.0%
134,896	Anglo American Platinum Ltd.	5,043,587
90,368	Assore Ltd.	1,821,492
91,650	Discovery Ltd.	1,017,880
428,744	Exxaro Resources Ltd.	4,108,493
56,914	Sasol Ltd.	1,681,213
		13,672,665
	Taiwan – 9.9%
902,469	ASE Technology Holding Co., Ltd.	1,711,746
4,050,235	Asia Cement Corp.	4,473,614
13,029,824	AU Optronics Corp.	5,214,134
300,151	Catcher Technology Co., Ltd.	2,197,156

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2018

Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
8,846,563	China Development Financial Holding Corp.	$2,797,560
1,318,310	China Steel Corp.	1,040,083
1,461,605	CTBC Financial Holding Co., Ltd.	960,550
2,824,953	Far Eastern New Century Corp.	2,564,212
536,442	Feng TAY Enterprise Co., Ltd.	3,062,939
525,265	Formosa Chemicals & Fibre Corp.	1,794,346
902,469	Foxconn Technology Co., Ltd.	1,776,340
340,548	Hon Hai Precision Industry Co., Ltd.	784,423
12,685,640	Innolux Corp.	4,011,596
396,424	Nan Ya Plastics Corp.	973,745
2,893,026	Nanya Technology Corp.	5,176,707
93,772	President Chain Store Corp.	948,794
6,244,632	United Microelectronics Corp.	2,285,588
6,264,030	Yuanta Financial Holding Co., Ltd.	3,148,624
		44,922,157
	Thailand – 4.3%
754,400	Electricity Generating PCL	5,746,044
1,476,000	Energy Absolute PCL	1,926,597
15,708,600	IRPC PCL	2,774,092
1,753,000	PTT Global Chemical PCL	3,836,034
1,312,700	PTT PCL	1,854,552
1,609,100	Thai Oil PCL	3,274,044
		19,411,363
	Turkey – 6.7%
1,911,578	Akbank T.A.S.	2,477,737
325,216	BIM Birlesik Magazalar A.S.	5,346,016
1,798,930	Eregli Demir ve Celik Fabrikalari T.A.S.	2,454,091
402,069	Ford Otomotiv Sanayi A.S.	3,798,479
1,163,080	KOC Holding A.S.	3,120,592
246,424	Tupras Turkiye Petrol Rafinerileri A.S.	5,433,667
1,732,334	Turk Hava Yollari AO (b)	5,273,104
1,715,708	Turkiye Garanti Bankasi A.S.	2,580,451
		30,484,137
	Total Common Stocks	452,300,956
	(Cost $478,118,768)
MONEY MARKET FUNDS – 0.5%
2,307,004	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.61% (e) (f)	2,307,004
	(Cost $2,307,004)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.1%
$1,017,925	BNP Paribas S.A., 2.95% (e), dated 12/31/18, due 1/2/19, with a maturity value of $1,018,092. Collateralized by U.S. Treasury Note, interest rate of 2.375%, due 4/30/20. The value of the collateral including accrued interest is $1,042,400. (f)	$1,017,925
3,663,541	JPMorgan Chase & Co., 2.85% (e), dated 12/31/18, due 1/2/19, with a maturity value of $3,664,121. Collateralized by U.S. Treasury Bill, interest rate of 0.000%, due 5/9/19. The value of the collateral including accrued interest is $3,736,740. (f)	3,663,541
	Total Repurchase Agreements	4,681,466
	(Cost $4,681,466)
	Total Investments – 101.5%	459,289,426
	(Cost $485,107,238) (g)
	Net Other Assets and Liabilities – (1.5)%	(6,682,430)
	Net Assets – 100.0%	$452,606,996

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $6,576,493 and the total value of the collateral held by the Fund is $6,980,211.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Rate shown reflects yield as of December 31, 2018.
(f)	This security serves as collateral for securities on loan.
(g)	Aggregate cost for federal income tax purposes was $489,508,833. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,465,684 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $51,685,091. The net unrealized depreciation was $30,219,407.

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Thailand	$ 19,411,363	$ —	$ 19,411,363	$ —
Other Country Categories*	432,889,593	432,889,593	—	—
Money Market Funds	2,307,004	2,307,004	—	—
Repurchase Agreements	4,681,466	—	4,681,466	—
Total Investments	$ 459,289,426	$ 435,196,597	$ 24,092,829	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$6,576,493
Non-cash Collateral (2)	(6,576,493)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$4,681,466
Non-cash Collateral (4)	(4,681,466)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 99.7%
	Aerospace & Defense – 3.8%
29,405	MTU Aero Engines AG	$5,336,619
	Air Freight & Logistics – 0.8%
43,262	Deutsche Post AG	1,185,157
	Airlines – 4.8%
293,696	Deutsche Lufthansa AG	6,629,093
	Auto Components – 3.4%
12,376	Continental AG	1,712,211
75,627	Hella GmbH & Co., KGaA	3,015,407
		4,727,618
	Automobiles – 15.6%
62,348	Bayerische Motoren Werke AG	5,050,470
87,794	Daimler AG	4,618,086
110,889	Porsche Automobil Holding SE (Preference Shares)	6,560,917
34,033	Volkswagen AG (Preference Shares)	5,416,951
		21,646,424
	Capital Markets – 0.9%
10,600	Deutsche Boerse AG	1,274,613
	Chemicals – 6.3%
44,318	BASF SE	3,066,952
54,342	LANXESS AG	2,502,946
16,112	Symrise AG	1,190,691
21,579	Wacker Chemie AG	1,955,679
		8,716,268
	Construction & Engineering – 2.3%
23,450	HOCHTIEF AG	3,162,345
	Construction Materials – 0.7%
16,787	HeidelbergCement AG	1,026,695
	Diversified Financial Services – 3.0%
49,465	GRENKE AG	4,205,250
	Diversified Telecommunication Services – 1.6%
49,328	United Internet AG	2,158,971
	Electrical Equipment – 1.1%
34,572	OSRAM Licht AG	1,502,044
	Entertainment – 2.3%
86,062	CTS Eventim AG & Co., KGaA	3,212,568
	Health Care Equipment & Supplies – 2.5%
28,338	Sartorius AG (Preference Shares)	3,535,794
	Health Care Providers & Services – 1.2%
35,175	Fresenius SE & Co., KGaA	1,707,988
Shares	Description	Value

	Internet & Direct Marketing Retail – 1.9%
101,109	Zalando SE (a) (b)	$2,599,576
	IT Services – 4.8%
43,857	Wirecard AG	6,673,088
	Life Sciences Tools & Services – 6.1%
57,620	MorphoSys AG (a)	5,872,311
77,566	QIAGEN N.V. (a)	2,637,699
		8,510,010
	Machinery – 1.8%
4,329	Rational AG	2,460,136
	Metals & Mining – 3.3%
92,368	Aurubis AG	4,574,000
	Multi-Utilities – 3.8%
264,371	E.ON SE	2,613,145
123,946	RWE AG	2,693,241
		5,306,386
	Pharmaceuticals – 1.9%
38,475	Bayer AG	2,669,650
	Real Estate Management & Development – 15.9%
116,911	Deutsche Wohnen SE	5,358,031
272,038	Grand City Properties S.A.	5,906,479
64,999	LEG Immobilien AG	6,785,944
89,060	Vonovia SE	4,039,783
		22,090,237
	Road & Rail – 3.6%
63,055	Sixt SE	4,999,372
	Software – 4.6%
46,946	Nemetschek SE	5,150,237
12,229	SAP SE	1,218,009
		6,368,246
	Textiles, Apparel & Luxury Goods – 1.7%
6,472	adidas AG	1,352,550
15,561	HUGO BOSS AG	961,340
		2,313,890
	Total Investments – 99.7%	138,592,038
	(Cost $164,698,088) (c)
	Net Other Assets and Liabilities – 0.3%	429,969
	Net Assets – 100.0%	$139,022,007

(a)	Non-income producing security.

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2018
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Aggregate cost for federal income tax purposes was $166,360,666. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,736,626 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $34,505,254. The net unrealized depreciation was $27,768,628.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 138,592,038	$ 138,592,038	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Germany	93.5%
Luxembourg	4.3
Netherlands	1.9
Total Investments	99.7
Net Other Assets and Liabilities	0.3
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Canada AlphaDEX® Fund (FCAN)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 90.4%
	Aerospace & Defense – 2.5%
76,394	Bombardier, Inc., Class B (a)	$113,595
3,636	CAE, Inc.	66,823
		180,418
	Airlines – 5.0%
18,694	Air Canada (a)	355,476
	Auto Components – 2.5%
3,897	Magna International, Inc.	176,895
	Capital Markets – 1.0%
1,862	Brookfield Asset Management, Inc., Class A	71,359
	Chemicals – 3.6%
5,342	Methanex Corp.	256,926
	Commercial Services & Supplies – 1.0%
2,215	Ritchie Bros. Auctioneers, Inc.	72,460
	Construction & Engineering – 3.5%
5,739	WSP Global, Inc.	246,636
	Electric Utilities – 2.1%
2,363	Fortis, Inc.	78,773
4,956	Hydro One Ltd. (b)	73,512
		152,285
	Food & Staples Retailing – 2.2%
4,444	Metro, Inc.	154,101
	Hotels, Restaurants & Leisure – 1.9%
8,332	Stars (The) Group, Inc. (a)	137,565
	Insurance – 3.3%
539	Fairfax Financial Holdings, Ltd.	237,275
	IT Services – 5.1%
2,384	CGI Group, Inc., Class A (a)	145,813
1,554	Shopify, Inc., Class A (a)	214,899
		360,712
	Media – 1.1%
3,689	Quebecor, Inc., Class B	77,660
	Metals & Mining – 20.1%
5,127	First Quantum Minerals Ltd.	41,461
100,315	Kinross Gold Corp. (a)	323,312
17,836	Kirkland Lake Gold Ltd.	465,105
67,929	Lundin Mining Corp.	280,633
14,877	Teck Resources Ltd., Class B	320,272
		1,430,783
	Oil, Gas & Consumable Fuels – 22.9%
21,939	ARC Resources Ltd.	130,168
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
4,186	Canadian Natural Resources, Ltd.	$101,001
29,102	Cenovus Energy, Inc.	204,644
20,561	Crescent Point Energy Corp.	62,352
11,568	Encana Corp.	66,771
24,234	Husky Energy, Inc.	250,470
6,818	Imperial Oil Ltd.	172,747
34,269	Seven Generations Energy Ltd., Class A (a)	279,634
5,569	Suncor Energy, Inc.	155,542
16,911	Tourmaline Oil Corp.	210,335
		1,633,664
	Paper & Forest Products – 5.7%
9,185	Norbord, Inc.	244,224
3,292	West Fraser Timber Co., Ltd.	162,623
		406,847
	Pharmaceuticals – 1.7%
6,491	Bausch Health Cos., Inc. (a)	120,054
	Real Estate Management & Development – 2.8%
14,421	First Capital Realty, Inc.	199,118
	Software – 1.7%
195	Constellation Software, Inc.	124,819
	Trading Companies & Distributors – 0.7%
3,060	Finning International, Inc.	53,346
	Total Common Stocks	6,448,399
	(Cost $8,443,385)
REAL ESTATE INVESTMENT TRUSTS – 9.4%
	Equity Real Estate Investment Trusts – 9.4%
9,319	Canadian Apartment Properties REIT	302,397
14,808	H&R Real Estate Investment Trust	223,986
8,225	RioCan Real Estate Investment Trust	143,389
	Total Real Estate Investment Trusts	669,772
	(Cost $694,095)
	Total Investments – 99.8%	7,118,171
	(Cost $9,137,480) (c)
	Net Other Assets and Liabilities – 0.2%	13,751
	Net Assets – 100.0%	$7,131,922

(a)	Non-income producing security.

See Notes to Financial Statements

First Trust Canada AlphaDEX® Fund (FCAN)
Portfolio of Investments (Continued)
December 31, 2018
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Aggregate cost for federal income tax purposes was $9,194,973. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $73,750 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,150,552. The net unrealized depreciation was $2,076,802.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 6,448,399	$ 6,448,399	$ —	$ —
Real Estate Investment Trusts*	669,772	669,772	—	—
Total Investments	$ 7,118,171	$ 7,118,171	$—	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Canada	99.8%
Total Investments	99.8
Net Other Assets and Liabilities	0.2
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Australia AlphaDEX® Fund (FAUS)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 73.5%
	Airlines – 1.8%
5,922	Qantas Airways Ltd.	$24,151
	Banks – 0.9%
1,683	Bendigo & Adelaide Bank Ltd.	12,791
	Biotechnology – 1.8%
189	CSL Ltd.	24,649
	Capital Markets – 3.3%
590	Macquarie Group Ltd.	45,151
	Commercial Services & Supplies – 2.1%
4,108	Brambles Ltd.	29,369
	Construction Materials – 0.7%
2,793	Boral Ltd.	9,718
	Diversified Telecommunication Services – 6.6%
21,219	Telstra Corp., Ltd.	42,595
10,584	TPG Telecom Ltd.	48,009
		90,604
	Electric Utilities – 0.9%
11,364	AusNet Services	12,446
	Energy Equipment & Services – 3.0%
5,208	WorleyParsons Ltd.	41,891
	Food & Staples Retailing – 2.7%
1,802	Woolworths Group Ltd.	37,341
	Gas Utilities – 0.8%
1,852	APA Group	11,088
	Hotels, Restaurants & Leisure – 5.2%
2,361	Aristocrat Leisure Ltd.	36,319
1,146	Flight Centre Travel Group Ltd.	34,645
		70,964
	Insurance – 1.6%
4,343	Insurance Australia Group Ltd.	21,413
	Metals & Mining – 16.2%
1,076	BHP Group Ltd.	25,942
3,170	BlueScope Steel Ltd.	24,471
15,589	Evolution Mining Ltd.	40,517
16,619	Fortescue Metals Group Ltd.	49,047
656	Rio Tinto Ltd.	36,257
20,210	South32 Ltd.	47,687
		223,921
	Multiline Retail – 2.6%
1,560	Wesfarmers Ltd.	35,403
Shares	Description	Value

	Multi-Utilities – 1.7%
1,623	AGL Energy Ltd.	$23,549
	Oil, Gas & Consumable Fuels – 14.8%
1,121	Caltex Australia Ltd.	20,118
2,049	Oil Search Ltd.	10,333
9,092	Origin Energy Ltd. (a)	41,434
14,545	Santos Ltd.	56,141
882	Washington H Soul Pattinson & Co., Ltd.	15,463
16,189	Whitehaven Coal Ltd.	49,260
514	Woodside Petroleum Ltd.	11,339
		204,088
	Professional Services – 0.7%
836	SEEK Ltd.	9,963
	Real Estate Management & Development – 2.2%
3,683	LendLease Group	30,170
	Road & Rail – 1.8%
8,425	Aurizon Holdings Ltd.	25,398
	Trading Companies & Distributors – 2.1%
2,875	Seven Group Holdings Ltd.	28,715
	Total Common Stocks	1,012,783
	(Cost $1,264,395)
REAL ESTATE INVESTMENT TRUSTS – 26.0%
	Equity Real Estate Investment Trusts – 26.0%
9,392	Dexus	70,254
18,023	GPT (The) Group	67,789
33,621	Mirvac Group	53,045
20,774	Scentre Group	57,066
18,377	Stockland	45,562
35,211	Vicinity Centres	64,482
	Total Real Estate Investment Trusts	358,198
	(Cost $379,283)
	Total Investments – 99.5%	1,370,981
	(Cost $1,643,678) (b)
	Net Other Assets and Liabilities – 0.5%	7,332
	Net Assets – 100.0%	$1,378,313

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $1,662,498. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,691 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $298,208. The net unrealized depreciation was $291,517.

See Notes to Financial Statements

First Trust Australia AlphaDEX® Fund (FAUS)
Portfolio of Investments (Continued)
December 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,012,783	$ 1,012,783	$ —	$ —
Real Estate Investment Trusts*	358,198	358,198	—	—
Total Investments	$ 1,370,981	$ 1,370,981	$—	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Australia	98.7%
Papua New Guinea	0.8
Total Investments	99.5
Net Other Assets and Liabilities	0.5
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 93.6%
	Aerospace & Defense – 4.3%
32,643	Meggitt PLC	$195,968
20,369	Rolls-Royce Holdings PLC	215,487
783,150	Rolls-Royce Holdings PLC (a) (b)	998
		412,453
	Air Freight & Logistics – 0.6%
15,930	Royal Mail PLC	55,248
	Airlines – 4.4%
4,812	easyJet PLC	67,774
24,251	International Consolidated Airlines Group S.A.	191,026
4,473	Wizz Air Holdings PLC (b) (c)	159,750
		418,550
	Banks – 0.4%
63,848	Lloyds Banking Group PLC	42,196
	Capital Markets – 4.0%
22,350	3i Group PLC	220,321
3,653	Intermediate Capital Group PLC	43,535
901	London Stock Exchange Group PLC	46,648
45,590	Man Group PLC	77,285
		387,789
	Chemicals – 2.1%
5,562	Johnson Matthey PLC	198,430
	Commercial Services & Supplies – 4.6%
14,768	Babcock International Group PLC	92,102
8,956	HomeServe PLC	98,800
37,788	IWG PLC	100,664
34,427	Rentokil Initial PLC	147,965
		439,531
	Containers & Packaging – 1.7%
7,724	DS Smith PLC	29,466
16,141	RPC Group PLC	134,138
		163,604
	Distributors – 1.1%
15,474	Inchcape PLC	108,773
	Diversified Telecommunication Services – 1.5%
36,967	BT Group PLC	112,188
7,320	Inmarsat PLC	35,389
		147,577
Shares	Description	Value

	Electronic Equipment, Instruments & Components – 2.9%
21,243	Electrocomponents PLC	$137,169
2,938	Halma PLC	51,079
3,085	Spectris PLC	89,613
		277,861
	Food & Staples Retailing – 6.0%
62,666	J Sainsbury PLC	211,666
78,411	Tesco PLC	189,991
64,392	Wm Morrison Supermarkets PLC	175,023
		576,680
	Food Products – 2.2%
24,896	Tate & Lyle PLC	209,434
	Health Care Providers & Services – 0.8%
2,248	NMC Health PLC	78,395
	Hotels, Restaurants & Leisure – 0.9%
1,853	Carnival PLC	88,876
	Household Durables – 9.5%
32,248	Barratt Developments PLC	190,226
6,700	Bellway PLC	214,776
5,318	Berkeley Group Holdings PLC	235,818
6,357	Persimmon PLC	156,381
67,506	Taylor Wimpey PLC	117,234
		914,435
	Insurance – 0.5%
11,740	Direct Line Insurance Group PLC	47,690
	Interactive Media & Services – 1.4%
9,452	Auto Trader Group PLC (c)	54,792
15,163	Rightmove PLC	83,540
		138,332
	Internet & Direct Marketing Retail – 1.6%
15,672	Ocado Group PLC (b)	157,807
	Machinery – 2.2%
36,083	Rotork PLC	113,875
1,234	Spirax-Sarco Engineering PLC	98,146
		212,021
	Media – 3.6%
9,642	Informa PLC	77,449
13,646	Pearson PLC	163,218
10,123	WPP PLC	109,235
		349,902

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining – 11.4%
11,876	Anglo American PLC	$264,567
4,067	Antofagasta PLC	40,600
2,359	BHP Group PLC	49,660
39,591	Evraz PLC	242,473
33,362	Glencore PLC	123,891
18,025	Polymetal International PLC	188,852
3,833	Rio Tinto PLC	182,231
		1,092,274
	Multiline Retail – 1.4%
2,662	Next PLC	135,414
	Multi-Utilities – 2.0%
19,207	National Grid PLC	187,086
	Oil, Gas & Consumable Fuels – 6.1%
34,805	BP PLC	220,015
7,418	Royal Dutch Shell PLC, Class B	221,247
65,725	Tullow Oil PLC (b)	150,038
		591,300
	Professional Services – 1.4%
2,148	Experian PLC	52,156
1,408	Intertek Group PLC	86,142
		138,298
	Software – 1.8%
1,499	AVEVA Group PLC	46,237
25,200	Sophos Group PLC (c)	121,606
		167,843
	Specialty Retail – 3.2%
45,684	JD Sports Fashion PLC	203,102
40,663	Kingfisher PLC	107,545
		310,647
	Textiles, Apparel & Luxury Goods – 1.3%
5,591	Burberry Group PLC	123,677
	Tobacco – 1.7%
5,256	British American Tobacco PLC	167,482
	Trading Companies & Distributors – 5.2%
7,084	Ashtead Group PLC	147,809
3,508	Bunzl PLC	105,925
654	Ferguson PLC	41,821
22,523	Howden Joinery Group PLC	125,051
5,660	Travis Perkins PLC	77,193
		497,799
	Water Utilities – 0.5%
5,275	United Utilities Group PLC	49,499
Shares	Description	Value

	Wireless Telecommunication Services – 1.3%
65,700	Vodafone Group PLC	$128,040
	Total Common Stocks	9,014,943
	(Cost $10,439,561)
REAL ESTATE INVESTMENT TRUSTS – 6.0%
	Equity Real Estate Investment Trusts – 6.0%
2,592	Derwent London PLC	94,256
7,703	Hammerson PLC	32,341
30,069	Segro PLC	225,587
21,516	Shaftesbury PLC	227,759
	Total Real Estate Investment Trusts	579,943
	(Cost $642,857)
	Total Investments – 99.6%	9,594,886
	(Cost $11,082,418) (d)
	Net Other Assets and Liabilities – 0.4%	37,414
	Net Assets – 100.0%	$9,632,300

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $998 or 0.0% of net assets.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $11,115,936. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $281,458 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,802,508. The net unrealized depreciation was $1,521,050.

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$ 412,453	$ 411,455	$ 998	$ —
Other industry categories*	8,602,490	8,602,490	—	—
Real Estate Investment Trusts*	579,943	579,943	—	—
Total Investments	$ 9,594,886	$ 9,593,888	$ 998	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
United Kingdom	89.6%
Jersey	8.0
Spain	2.0
Total Investments	99.6
Net Other Assets and Liabilities	0.4
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 99.4%
	Automobiles – 11.6%
1,714	Bajaj Auto Ltd.	$66,900
205	Eicher Motors Ltd.	67,785
1,472	Hero MotoCorp Ltd.	65,150
6,220	Mahindra & Mahindra Ltd.	71,702
634	Maruti Suzuki India Ltd.	67,673
28,047	Tata Motors Ltd. (a)	69,520
		408,730
	Banks – 13.9%
7,817	Axis Bank Ltd. (a)	69,409
2,315	HDFC Bank Ltd.	70,358
13,661	ICICI Bank Ltd.	70,599
3,068	IndusInd Bank Ltd.	70,305
4,002	Kotak Mahindra Bank Ltd.	71,826
16,825	State Bank of India (a)	71,250
26,492	Yes Bank Ltd.	69,024
		492,771
	Chemicals – 3.9%
3,470	Asian Paints Ltd.	68,043
6,425	UPL Ltd.	69,786
		137,829
	Construction & Engineering – 2.0%
3,410	Larsen & Toubro Ltd.	70,334
	Construction Materials – 4.0%
5,972	Grasim Industries Ltd.	70,759
1,225	UltraTech Cement Ltd.	70,010
		140,769
	Consumer Finance – 2.0%
1,909	Bajaj Finance Ltd.	72,215
	Diversified Telecommunication Services – 2.0%
18,883	Bharti Infratel Ltd.	70,025
	Electric Utilities – 2.0%
24,994	Power Grid Corp. of India Ltd.	70,562
	Gas Utilities – 2.0%
14,010	GAIL India Ltd.	72,062
	Household Products – 2.0%
2,697	Hindustan Unilever Ltd.	70,227
	Independent Power and Renewable Electricity Producers – 2.0%
33,138	NTPC Ltd.	70,581
	Insurance – 2.0%
772	Bajaj Finserv Ltd.	71,568
	IT Services – 10.0%
5,156	HCL Technologies Ltd.	71,208
7,417	Infosys Ltd.	70,075
Shares	Description	Value

	IT Services (Continued)
2,532	Tata Consultancy Services Ltd.	$68,717
6,990	Tech Mahindra Ltd.	72,253
14,846	Wipro Ltd.	70,312
		352,565
	Media – 2.1%
10,710	Zee Entertainment Enterprises Ltd.	73,067
	Metals & Mining – 8.0%
22,097	Hindalco Industries Ltd.	71,372
16,027	JSW Steel Ltd	70,591
9,453	Tata Steel Ltd.	70,544
24,402	Vedanta Ltd.	70,656
		283,163
	Oil, Gas & Consumable Fuels – 11.8%
13,332	Bharat Petroleum Corp., Ltd.	69,319
19,746	Coal India Ltd.	68,092
20,239	Hindustan Petroleum Corp., Ltd.	73,372
33,463	Indian Oil Corp., Ltd.	65,761
33,294	Oil & Natural Gas Corp., Ltd.	71,438
4,384	Reliance Industries Ltd.	70,660
		418,642
	Pharmaceuticals – 6.0%
9,510	Cipla Ltd.	70,697
1,882	Dr Reddy’s Laboratories Ltd.	70,546
11,531	Sun Pharmaceutical Industries Ltd.	71,046
		212,289
	Textiles, Apparel & Luxury Goods – 2.0%
5,339	Titan Co., Ltd.	70,941
	Thrifts & Mortgage Finance – 4.0%
2,505	Housing Development Finance Corp., Ltd.	70,505
5,848	Indiabulls Housing Finance Ltd.	71,451
		141,956
	Tobacco – 2.0%
17,504	ITC Ltd.	70,603
	Transportation Infrastructure – 2.1%
13,188	Adani Ports & Special Economic Zone Ltd.	72,972

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (Continued)
	Wireless Telecommunication Services – 2.0%
15,629	Bharti Airtel Ltd.	$69,912
	Total Investments – 99.4%	3,513,783
	(Cost $3,805,148) (b)
	Net Other Assets and Liabilities – 0.6%	21,508
	Net Assets – 100.0%	$3,535,291

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $3,806,428. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $120,813 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $413,458. The net unrealized depreciation was $292,645.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,513,783	$ 3,513,783	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
India	99.4%
Total Investments	99.4
Net Other Assets and Liabilities	0.6
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust Hong Kong AlphaDEX® Fund (FHK)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 89.5%
	Auto Components – 1.7%
52,201	Xinyi Glass Holdings Ltd.	$57,731
	Banks – 0.9%
1,300	Hang Seng Bank Ltd.	29,186
	Electric Utilities – 2.0%
6,000	CLP Holdings Ltd.	67,812
	Electrical Equipment – 1.3%
195,000	Fullshare Holdings Ltd. (a)	44,825
	Electronic Equipment, Instruments & Components – 4.7%
35,867	Kingboard Holdings Ltd.	95,731
78,500	Kingboard Laminates Holdings Ltd.	64,761
		160,492
	Food & Staples Retailing – 2.9%
99,000	Sun Art Retail Group Ltd.	100,890
	Food Products – 5.1%
30,000	Vitasoy International Holdings Ltd.	114,360
79,228	WH Group Ltd. (b)	61,011
		175,371
	Gas Utilities – 6.2%
40,067	China Gas Holdings Ltd.	142,759
34,000	Hong Kong & China Gas Co., Ltd.	70,340
		213,099
	Hotels, Restaurants & Leisure – 7.9%
42,500	Melco International Development Ltd.	86,623
36,000	NagaCorp Ltd.	38,710
6,000	Sands China Ltd.	26,282
78,000	SJM Holdings Ltd.	72,715
20,534	Wynn Macau Ltd.	44,789
		269,119
	Household Durables – 0.9%
5,667	Techtronic Industries Co., Ltd.	30,106
	Industrial Conglomerates – 1.9%
3,005	CK Hutchison Holdings Ltd.	28,858
18,381	NWS Holdings Ltd.	37,699
		66,557
	Insurance – 2.7%
11,000	AIA Group Ltd.	91,310
Shares	Description	Value

	Paper & Forest Products – 5.1%
95,301	Lee & Man Paper Manufacturing Ltd.	$80,812
101,501	Nine Dragons Paper Holdings Ltd.	93,976
		174,788
	Pharmaceuticals – 4.4%
63,351	Sino Biopharmaceutical Ltd.	41,746
146,000	SSY Group Ltd.	108,141
		149,887
	Real Estate Management & Development – 39.7%
7,883	CK Asset Holdings Ltd.	57,684
23,500	Hang Lung Group Ltd.	59,842
15,300	Hang Lung Properties Ltd.	29,152
24,131	Henderson Land Development Co., Ltd.	120,185
94,000	Jiayuan International Group Ltd.	173,823
33,942	Kerry Properties Ltd.	115,950
23,000	New World Development Co., Ltd.	30,430
48,934	Shimao Property Holdings Ltd.	130,607
98,478	Sino Land Co., Ltd.	168,773
8,601	Sun Hung Kai Properties Ltd.	122,581
15,317	Swire Pacific Ltd., Class A	161,767
39,899	Wharf Holdings (The) Ltd.	103,945
14,027	Wheelock & Co., Ltd.	80,162
		1,354,901
	Textiles, Apparel & Luxury Goods – 2.1%
22,635	Yue Yuen Industrial Holdings Ltd.	72,410
	Total Common Stocks	3,058,484
	(Cost $3,313,053)
REAL ESTATE INVESTMENT TRUSTS – 10.2%
	Equity Real Estate Investment Trusts – 10.2%
243,040	Champion REIT	166,361
17,894	Link REIT	181,214
	Total Real Estate Investment Trusts	347,575
	(Cost $268,339)
MONEY MARKET FUNDS – 0.4%
12,080	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.61% (c) (d)	12,080
	(Cost $12,080)

See Notes to Financial Statements

First Trust Hong Kong AlphaDEX® Fund (FHK)
Portfolio of Investments (Continued)
December 31, 2018
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.7%
$5,330	BNP Paribas S.A., 2.95% (c), dated 12/31/18, due 1/2/19, with a maturity value of $5,331. Collateralized by U.S. Treasury Note, interest rate of 2.375%, due 4/30/20. The value of the collateral including accrued interest is $5,458. (d)	$5,330
19,183	JPMorgan Chase & Co., 2.85% (c), dated 12/31/18, due 1/2/19, with a maturity value of $19,186. Collateralized by U.S. Treasury Bill, interest rate of 0.000%, due 5/9/19. The value of the collateral including accrued interest is $19,566. (d)	19,183
	Total Repurchase Agreements	24,513
	(Cost $24,513)
	Total Investments – 100.8%	3,442,652
	(Cost $3,617,985) (e)
	Net Other Assets and Liabilities – (0.8)%	(26,631)
	Net Assets – 100.0%	$3,416,021

(a)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $33,607 and the total value of the collateral held by the Fund is $36,550.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Rate shown reflects yield as of December 31, 2018.
(d)	This security serves as collateral for securities on loan.
(e)	Aggregate cost for federal income tax purposes was $3,641,536. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $275,477 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $474,361. The net unrealized depreciation was $198,884.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,058,484	$ 3,058,484	$ —	$ —
Real Estate Investment Trusts*	347,575	347,575	—	—
Money Market Funds	12,080	12,080	—	—
Repurchase Agreements	24,513	—	24,513	—
Total Investments	$ 3,442,652	$ 3,418,139	$ 24,513	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$33,607
Non-cash Collateral (2)	(33,607)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Hong Kong AlphaDEX® Fund (FHK)
Portfolio of Investments (Continued)
December 31, 2018
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$24,513
Non-cash Collateral (4)	(24,513)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Hong Kong	55.3%
Cayman Islands	30.9
Bermuda	13.5
United States	1.1
Total Investments	100.8
Net Other Assets and Liabilities	(0.8)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS – 98.5%
	Air Freight & Logistics – 1.9%
20,980	Panalpina Welttransport Holding AG	$2,796,195
	Banks – 0.9%
1,858	Banque Cantonale Vaudoise	1,400,731
	Capital Markets – 4.8%
48,597	Julius Baer Group Ltd.	1,730,981
5,840	Partners Group Holding AG	3,541,194
39,364	Vontobel Holding AG	2,018,461
		7,290,636
	Chemicals – 6.8%
118,902	Clariant AG	2,188,358
1,258	Givaudan S.A.	2,913,021
41,226	Sika AG	5,226,126
		10,327,505
	Construction Materials – 2.4%
87,812	LafargeHolcim Ltd.	3,618,258
	Diversified Financial Services – 4.0%
84,193	Pargesa Holding S.A.	6,068,851
	Diversified Telecommunication Services – 10.1%
87,631	Sunrise Communications Group AG (a)	7,707,498
15,976	Swisscom AG	7,634,477
		15,341,975
	Electric Utilities – 4.1%
88,508	BKW AG	6,186,285
	Food Products – 4.0%
19	Chocoladefabriken Lindt & Spruengli AG	1,416,930
6,704	Emmi AG	4,648,261
		6,065,191
	Health Care Equipment & Supplies – 7.3%
31,850	Sonova Holding AG	5,204,100
9,378	Straumann Holding AG	5,896,433
		11,100,533
	Insurance – 11.7%
29,441	Baloise Holding AG	4,055,663
7,499	Helvetia Holding AG	4,383,127
16,419	Swiss Life Holding AG	6,324,380
9,630	Zurich Insurance Group AG	2,871,659
		17,634,829
	Life Sciences Tools & Services – 0.9%
5,374	Lonza Group AG	1,392,571
Shares	Description	Value

	Machinery – 9.3%
17,041	Bucher Industries AG	$4,584,027
22,266	Daetwyler Holding AG	2,827,141
4,457	Georg Fischer AG	3,566,416
93,227	OC Oerlikon Corp. AG	1,047,132
13,513	SFS Group AG	1,048,980
11,742	Sulzer AG	932,407
		14,006,103
	Pharmaceuticals – 5.9%
56,434	Novartis AG	4,825,225
12,842	Roche Holding AG	3,180,123
8,926	Vifor Pharma AG	970,790
		8,976,138
	Professional Services – 6.1%
120,500	Adecco Group AG	5,630,853
1,608	SGS S.A.	3,615,505
		9,246,358
	Real Estate Management & Development – 3.8%
46,178	PSP Swiss Property AG	4,550,147
15,536	Swiss Prime Site AG	1,257,390
		5,807,537
	Software – 3.7%
47,204	Temenos Group AG	5,662,175
	Specialty Retail – 1.4%
22,407	Dufry AG	2,122,840
	Technology Hardware, Storage & Peripherals – 3.4%
162,139	Logitech International S.A.	5,100,557
	Textiles, Apparel & Luxury Goods – 2.9%
15,030	Swatch Group (The) AG	4,384,069
	Transportation Infrastructure – 3.1%
27,987	Flughafen Zurich AG	4,627,009
	Total Investments – 98.5%	149,156,346
	(Cost $163,222,280) (b)
	Net Other Assets and Liabilities – 1.5%	2,252,947
	Net Assets – 100.0%	$151,409,293

(a)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments (Continued)
December 31, 2018
(b)	Aggregate cost for federal income tax purposes was $164,325,710. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,475,557 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,644,921. The net unrealized depreciation was $15,169,364.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 149,156,346	$ 149,156,346	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Switzerland	98.5%
Total Investments	98.5
Net Other Assets and Liabilities	1.5
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 94.1%
	Australia – 4.8%
4,001	Afterpay Touch Group Ltd. (b)	$34,944
1,576	Altium Ltd.	24,088
3,084	Appen Ltd.	27,870
35,552	Aveo Group	40,066
7,500	Bapcor Ltd.	31,115
9,148	Bingo Industries Ltd.	11,952
3,810	CSR Ltd.	7,541
1,129	HUB24 Ltd.	9,447
7,158	IPH Ltd.	27,276
570	JB Hi-Fi Ltd.	8,889
26,721	Mesoblast Ltd. (b)	21,832
33,305	nearmap Ltd. (b)	35,188
34,361	NRW Holdings Ltd.	39,086
7,697	OZ Minerals Ltd.	47,708
5,799	Sandfire Resources NL	27,285
14,458	Seven West Media Ltd. (b)	5,601
1,136	Sims Metal Management Ltd.	8,033
4,115	St. Barbara Ltd.	13,622
13,137	Vocus Group Ltd. (b)	29,610
4,654	Webjet Ltd.	35,993
		487,146
	Austria – 0.2%
899	AT&S Austria Technologie & Systemtechnik AG	15,862
	Belgium – 0.2%
836	Bekaert S.A.	20,172
	Bermuda – 0.9%
8,571	China Water Affairs Group Ltd.	9,172
3,188	Golden Ocean Group Ltd.	19,302
78,000	Huabao International Holdings Ltd.	33,170
65,679	K Wah International Holdings Ltd.	31,202
		92,846
	Canada – 9.0%
3,731	Advantage Oil & Gas Ltd. (b)	5,411
26,866	Alacer Gold Corp. (b)	49,592
2,239	Aphria, Inc. (b)	12,874
8,449	Athabasca Oil Corp. (b)	6,127
2,237	ATS Automation Tooling Systems, Inc. (b)	23,579
2,231	Canfor Corp. (b)	27,013
1,647	Canfor Pulp Products, Inc.	19,556
942	Capital Power Corp.	18,347
4,261	Cascades, Inc.	31,929
13,042	Centerra Gold, Inc. (b)	55,982
135	Colliers International Group, Inc.	7,445
1,287	Detour Gold Corp. (b)	10,870
123	FirstService Corp.	8,441
9,527	Fortuna Silver Mines, Inc. (b)	34,892
1,262	Genworth MI Canada, Inc.	37,161
3,289	Gibson Energy, Inc.	45,003
Shares	Description	Value

	Canada (Continued)
10,270	Hudbay Minerals, Inc.	$48,597
2,811	Interfor Corp. (b)	29,691
9,770	Ivanhoe Mines Ltd., Class A (b)	16,961
1,129	Linamar Corp.	37,462
5,092	Martinrea International, Inc.	40,506
941	Norbord, Inc.	25,021
17,222	OceanGold Corp.	62,823
1,224	Parex Resources, Inc. (b)	14,659
3,621	Peyto Exploration & Development Corp.	18,779
6,024	Precision Drilling Corp. (b)	10,458
2,016	Savaria Corp.	19,286
6,351	Secure Energy Services, Inc.	32,611
10,683	Tamarack Valley Energy Ltd. (b)	18,468
1,433	TFI International, Inc.	37,053
2,346	Transcontinental, Inc., Class A	33,166
6,173	Tricon Capital Group, Inc.	43,815
12,733	Western Forest Products, Inc.	17,628
655	WestJet Airlines Ltd.	8,636
		909,842
	Cayman Islands – 1.3%
12,000	HKBN Ltd.	18,206
58,714	Kingboard Laminates Holdings Ltd.	48,438
13,714	Texhong Textile Group Ltd.	15,675
351,429	Tongda Group Holdings Ltd.	35,006
61,714	Truly International Holdings Ltd. (b)	7,487
12,857	Value Partners Group Ltd.	8,915
		133,727
	Denmark – 0.3%
2,000	NKT A.S. (b)	27,300
	Finland – 0.7%
921	Cramo OYJ	15,744
3,744	Finnair OYJ	30,393
1,397	Valmet OYJ	28,731
		74,868
	France – 0.6%
18,579	CGG S.A. (b)	24,607
1,367	Neopost S.A.	37,308
		61,915
	Germany – 2.5%
196	AURELIUS Equity Opportunities SE & Co., KGaA	7,123
594	Aurubis AG	29,414
3,497	Borussia Dortmund GmbH & Co. KGaA	31,913
4,666	Deutz AG	27,506
2,808	ElringKlinger AG	21,877
135	Hypoport AG (b)	22,923
898	Kloeckner & Co., SE	6,235
505	Leoni AG	17,520

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
416	Salzgitter AG	$12,188
782	Suedzucker AG	10,120
660	Takkt AG	10,315
1,592	TLG Immobilien AG	44,178
405	Wacker Neuson SE	7,666
		248,978
	Greece – 0.8%
3,231	FF Group (b) (c) (d)	8,884
1,989	Motor Oil Hellas Corinth Refineries S.A.	47,857
3,140	Mytilineos Holdings S.A.	26,227
		82,968
	Hong Kong – 0.9%
15,857	Hopewell Holdings Ltd.	69,661
9,429	Shanghai Industrial Holdings Ltd.	19,074
		88,735
	Ireland – 0.1%
4,305	Greencore Group PLC	9,778
	Isle Of Man (U.K.) – 0.3%
6,539	Playtech PLC	32,088
	Israel – 2.0%
2,553	Airport City Ltd. (b)	31,359
162	Israel (The) Corp., Ltd.	43,000
18,726	Migdal Insruance & Financial Holding Ltd.	15,951
104,273	Oil Refineries Ltd.	49,722
199	Paz Oil Co., Ltd.	30,021
1,719	Phoenix Holdings (The) Ltd.	8,739
1,431	Tower Semiconductor Ltd. (b)	21,431
		200,223
	Italy – 1.0%
483	ASTM S.p.A.	9,673
32,001	Fincantieri S.p.A.	33,805
24,363	Juventus Football Club S.p.A. (b)	29,645
14,565	Saras S.p.A.	28,219
		101,342
	Japan – 41.4%
300	Aica Kogyo Co., Ltd.	10,073
500	Aichi Steel Corp.	15,670
1,500	Arcland Sakamoto Co., Ltd.	18,503
1,100	Asahi Holdings, Inc.	22,581
2,200	ASAHI YUKIZAI CORP.	29,406
300	BML, Inc.	7,724
5,700	Broadleaf Co., Ltd.	27,719
800	Central Glass Co., Ltd.	15,809
200	Central Security Patrols Co., Ltd.	8,996
3,200	Citizen Watch Co., Ltd.	15,824
800	CKD Corp.	6,817
Shares	Description	Value

	Japan (Continued)
1,700	Computer Engineering & Consulting Ltd.	$28,322
500	Comture Corp.	10,812
400	Daido Steel Co., Ltd.	15,784
300	Daiho Corp.	9,703
3,600	Daikyonishikawa Corp.	35,539
800	Daio Paper Corp.	9,248
800	Daiwabo Holdings Co., Ltd.	37,225
1,500	Descente Ltd.	24,716
900	Dowa Holdings Co., Ltd.	27,097
3,200	Eagle Industry Co., Ltd.	37,283
1,500	ES-Con Japan Ltd.	8,841
900	Exedy Corp.	22,097
700	FCC Co., Ltd	16,458
2,000	Fuji Corp.	23,539
1,000	Fuji Soft, Inc.	38,046
4,400	Fujikura Ltd.	17,543
400	Fukushima Industries Corp.	13,029
1,500	Futaba Industrial Co., Ltd.	7,541
2,100	Geo Holdings Corp.	31,978
3,200	G-Tekt Corp.	42,743
900	Hamakyorex Co., Ltd.	31,162
400	Heiwado Co., Ltd.	9,197
600	HIS Co., Ltd.	21,815
300	Hitachi Transport System Ltd.	8,540
3,900	Hokuetsu Corp.	17,756
3,100	Hokuriku Electric Power Co.	27,124
5,300	Hosiden Corp.	34,864
4,000	Iino Kaiun Kaisha Ltd.	14,634
2,100	Inabata & Co., Ltd.	26,843
900	Information Services International-Dentsu Ltd.	22,573
2,700	Ishihara Sangyo Kaisha Ltd. (b)	26,481
1,000	Itochu Enex Co., Ltd.	8,777
600	Iwatani Corp.	20,090
400	JAC Recruitment Co., Ltd.	6,828
1,300	Jafco Co., Ltd.	41,453
1,200	Japan Aviation Electronics Industry Ltd.	13,926
1,900	Jeol Ltd.	28,724
2,100	Kanematsu Corp.	25,578
900	Kanto Denka Kogyo Co., Ltd.	6,544
2,500	Keihin Corp.	42,060
1,400	KH Neochem Co., Ltd.	29,404
500	Kintetsu World Express, Inc.	7,399
1,000	Kobe Bussan Co., Ltd.	29,606
3,500	Kobe Steel Ltd.	24,397
1,200	Kohnan Shoji Co., Ltd.	29,145
1,200	Konoike Transport Co., Ltd.	17,550
700	Krosaki Harima Corp.	42,343
500	Kusuri no Aoki Holdings Co., Ltd.	31,614
700	KYB Corp.	16,963
2,700	Kyoei Steel Ltd.	40,892

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
700	Kyokuto Kaihatsu Kogyo Co., Ltd.	$8,999
800	LEC, Inc.	11,941
3,300	LIXIL VIVA Corp.	46,878
3,200	Maeda Corp.	29,984
500	Maeda Kosen Co., Ltd	12,052
900	Makino Milling Machine Co., Ltd.	31,942
200	Mani, Inc.	7,618
500	Maruwa Unyu Kikan Co., Ltd.	12,349
5,900	MCJ Co., Ltd.	35,689
2,400	Mirait Holdings Corp.	35,298
4,000	Mitsubishi Logisnext Co., Ltd.	38,757
1,700	Mitsui E&S Holdings Co., Ltd.	15,976
300	Mitsui Sugar Co., Ltd.	7,617
2,800	Mitsui-Soko Holdings Co., Ltd.	48,436
2,100	Mixi, Inc.	44,106
1,200	Nagase & Co., Ltd.	16,587
1,700	NET One Systems Co., Ltd.	29,997
800	Nichiha Corp.	20,174
3,000	Nihon Nohyaku Co., Ltd.	13,959
3,200	Nikkiso Co., Ltd.	26,948
1,700	Nippo Corp.	32,773
800	Nippon Carbon Co., Ltd.	29,378
300	Nippon Electric Glass Co., Ltd.	7,371
600	Nippon Flour Mills Co., Ltd.	10,051
14,000	Nippon Light Metal Holdings Co., Ltd.	28,484
4,800	Nippon Sheet Glass Co., Ltd.	36,611
100	Nippon Shokubai Co., Ltd.	6,396
700	Nippon Soda Co., Ltd.	17,180
8,000	Nippon Suisan Kaisha Ltd.	44,815
10,800	Nippon Yakin Kogyo Co., Ltd.	22,860
600	Nishio Rent All Co., Ltd.	18,037
400	Nohmi Bosai Ltd.	6,730
2,400	NOK Corp.	33,633
800	Noritake Co., Ltd.	33,137
1,900	Noritsu Koki Co., Ltd.	26,089
300	Ohsho Food Service Corp.	19,844
1,500	Open Door, Inc. (b)	34,583
1,700	OPT Holding, Inc.	22,381
3,200	Pacific Industrial Co., Ltd.	42,859
900	Piolax, Inc.	18,106
2,400	Poletowin Pitcrew Holdings, Inc.	20,298
3,900	Press Kogyo Co., Ltd.	19,214
4,100	Pressance Corp.	49,003
1,500	Raito Kogyo Co., Ltd.	20,022
2,000	Rakus Co., Ltd.	31,039
1,200	Rengo Co., Ltd.	9,503
4,200	RENOVA, Inc. (b)	30,579
1,300	Ryobi Ltd.	31,241
500	S Foods, Inc.	18,681
300	SanBio Co., Ltd. (b)	22,198
200	Sanyo Chemical Industries Ltd.	9,251
Shares	Description	Value

	Japan (Continued)
700	Sanyo Denki Co., Ltd.	$22,736
1,300	Sanyo Special Steel Co., Ltd.	27,600
3,700	SBS Holdings, Inc.	47,868
300	SEC Carbon Ltd.	24,470
1,100	Seiko Holdings Corp.	21,206
3,800	Senko Group Holdings Co., Ltd.	28,880
3,100	Shinmaywa Industries Ltd.	37,900
500	Ship Healthcare Holdings, Inc.	18,498
3,500	Shizuoka Gas Co., Ltd.	27,207
500	Shoei Co., Ltd.	17,084
1,400	Showa Corp.	16,541
2,100	SKY Perfect JSAT Holdings, Inc.	8,986
4,600	Sodick Co., Ltd.	28,917
3,200	Solasto Corp.	32,057
600	Sotetsu Holdings, Inc.	17,901
4,000	Sourcenext Corp.	19,853
1,800	Sumitomo Forestry Co., Ltd.	23,649
300	Sumitomo Osaka Cement Co., Ltd.	12,344
500	Sumitomo Seika Chemicals Co., Ltd.	19,251
3,600	Sun Frontier Fudousan Co., Ltd.	34,947
3,100	Systena Corp.	36,033
3,500	Tachi-S Co., Ltd.	45,824
900	Taikisha Ltd.	24,034
1,100	Takara Bio, Inc.	25,662
2,800	Takara Holdings, Inc.	34,181
1,500	Takeuchi Manufacturing Co., Ltd.	23,183
500	Tamron Co., Ltd.	7,162
1,200	Toho Holdings Co., Ltd.	29,429
3,400	Toho Titanium Co., Ltd.	31,238
1,300	Toho Zinc Co., Ltd.	39,793
2,000	Tokai Rika Co., Ltd.	33,283
300	Token Corp.	17,819
1,100	Tokuyama Corp.	24,297
800	Tokyo Seimitsu Co., Ltd.	20,240
1,500	Tokyo Steel Manufacturing Co., Ltd.	12,180
1,100	Tokyu Construction Co., Ltd.	10,006
1,600	Topre Corp.	31,984
600	Towa Pharmaceutical Co., Ltd.	41,987
1,200	TPR Co., Ltd.	24,546
800	Trusco Nakayama Corp.	21,138
1,300	Trust Tech, Inc.	32,795
1,200	TS Tech Co., Ltd.	33,064
700	Tsubakimoto Chain Co.	23,087
4,300	Tsukui Corp.	32,798
400	UACJ Corp.	7,857
800	Ube Industries Ltd.	16,306
1,100	Ulvac, Inc.	32,015
2,700	Unipres Corp.	45,844
200	United Arrows Ltd.	6,414
1,700	UNITED, Inc.	22,924
500	Unizo Holdings Co., Ltd.	9,320
1,900	ValueCommerce Co., Ltd.	21,253

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
900	Vector, Inc.	$11,775
900	Vision, Inc. (b)	31,244
1,900	Vital KSK Holdings, Inc.	19,571
600	WDB Holdings Co., Ltd.	13,061
900	YAMABIKO Corp.	8,392
700	Yamato Kogyo Co., Ltd.	16,433
4,400	Yamazen Corp.	41,429
900	Yaoko Co., Ltd.	49,268
800	Yellow Hat Ltd.	19,131
300	Yuasa Trading Co., Ltd.	8,608
3,800	Yurtec Corp.	29,677
1,000	Zenrin Co., Ltd.	21,240
		4,164,022
	Jersey – 1.3%
22,512	Centamin PLC	31,219
16,067	Genel Energy PLC (b)	36,330
21,729	Highland Gold Mining Ltd.	39,272
554	Wizz Air Holdings PLC (b) (e)	19,786
		126,607
	Luxembourg – 0.5%
867	ADO Properties S.A. (e)	45,218
	Netherlands – 0.3%
802	ASM International N.V.	33,264
1,590	SRH N.V. (b) (c) (d)	0
		33,264
	Norway – 1.8%
1,505	Aker Solutions ASA (b)	6,903
1,282	Atea ASA	16,458
754	Austevoll Seafood ASA	9,313
20,120	DNO ASA	29,203
2,893	Entra ASA (e)	38,545
787	Grieg Seafood ASA	9,311
16,858	Kvaerner ASA (b)	23,513
65,603	NEL ASA (b)	35,008
2,425	Wallenius Wilhelmsen ASA (b)	8,330
		176,584
	Portugal – 0.2%
20,050	Sonae SGPS S.A.	18,608
	Singapore – 0.9%
42,200	Hi-P International Ltd.	27,402
21,900	Wing Tai Holdings Ltd.	31,011
38,400	Yanlord Land Group Ltd.	34,373
		92,786
	South Korea – 14.9%
377	AK Holdings, Inc.	18,245
832	Amicogen, Inc. (b)	25,427
2,658	Asiana Airlines, Inc. (b)	9,850
3,679	BGF Co., Ltd.	26,608
1,065	Cheil Worldwide, Inc.	21,476
698	Daelim Industrial Co., Ltd.	64,120
Shares	Description	Value

	South Korea (Continued)
518	Daou Technology, Inc.	$8,751
2,919	DB HiTek Co., Ltd.	28,384
230	Dentium Co., Ltd.	11,853
155	Dongwon F&B Co., Ltd.	39,938
154	Dongwon Industries Co., Ltd.	28,018
338	Doosan Corp.	33,776
2,353	Doosan Infracore Co., Ltd. (b)	16,006
810	Ecopro Co., Ltd. (b)	23,956
547	F&F Co., Ltd.	19,634
1,284	Fila Korea Ltd.	61,565
57	GS Home Shopping, Inc.	9,175
309	Handsome Co., Ltd.	10,039
1,024	Hanjin Kal Corp.	27,348
2,986	Hanwha Chemical Corp.	54,057
1,093	Harim Holdings Co., Ltd.	11,265
2,517	HDC Holdings Co., Ltd.	38,912
924	Huchems Fine Chemical Corp.	19,957
4,059	Hwaseung Enterprise Co., Ltd.	38,742
117	Hyundai Department Store Co., Ltd.	9,479
207	Hyundai Home Shopping Network Corp.	18,366
945	Hyundai Livart Furniture Co., Ltd.	16,981
892	Hyundai Mipo Dockyard (b)	47,966
2,253	Il Dong Pharmaceutical Co., Ltd.	41,292
1,495	IS Dongseo Co., Ltd.	41,066
1,911	JB Financial Group Co., Ltd.	9,762
261	JW Pharmaceutical Corp.	9,532
621	JYP Entertainment Corp.	16,836
1,910	Korea Line Corp. (b)	37,231
312	Korea Petro Chemical Ind. Co., Ltd.	42,922
20,659	Korea Real Estate Investment & Trust Co., Ltd.	49,990
468	Kumho Petrochemical Co., Ltd.	36,616
1,328	LF Corp.	29,576
1,111	LOTTE Fine Chemical Co., Ltd.	40,873
56	Lotte Food Co., Ltd.	35,583
345	LOTTE Himart Co., Ltd.	14,424
337	LS Corp.	14,829
507	Mezzion Pharma Co., Ltd. (b)	41,803
5,463	Moorim P&P Co., Ltd.	29,670
315	OCI Co., Ltd.	30,207
1,089	Poongsan Corp.	26,693
396	Samjin Pharmaceutical Co., Ltd.	14,249
630	SFA Engineering Corp.	19,536
253	Shinsegae International, Inc.	44,102
687	SK Discovery Co., Ltd.	16,070
685	SM Entertainment Co., Ltd. (b)	32,107
34	Taekwang Industrial Co., Ltd.	40,222
3,631	Taeyoung Engineering & Construction Co., Ltd.	36,935
291	Youngone Corp.	10,002
		1,502,022

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain – 0.6%
4,090	Ence Energia y Celulosa S.A.	$25,703
533	Let’s GOWEX S.A. (b) (c) (d) (f)	0
1,423	Mediaset Espana Comunicacion S.A.	8,951
10,630	Sacyr S.A.	21,241
		55,895
	Sweden – 1.4%
2,535	Bravida Holding AB (e)	17,533
147	Evolution Gaming Group AB (e)	8,450
754	Hemfosa Fastigheter AB	5,947
7,913	Klovern AB, B Shares	9,178
5,653	Kungsleden AB	40,119
2,777	Scandic Hotels Group AB (e)	24,471
2,593	Wihlborgs Fastigheter AB	29,959
		135,657
	Switzerland – 0.7%
5,826	GAM Holding AG	22,856
277	Huber + Suhner AG	18,459
5	Interroll Holding AG	7,387
569	Swissquote Group Holding S.A.	26,195
		74,897
	United Kingdom – 4.3%
1,342	Blue Prism Group PLC (b)	18,918
11,379	Crest Nicholson Holdings PLC	47,601
3,486	Dairy Crest Group PLC	18,760
4,273	Dart Group PLC	42,046
10,264	Drax Group PLC	46,940
96,364	EnQuest PLC (b)	26,960
15,922	Ferrexpo PLC	39,503
789	Galliford Try PLC	6,265
843	Games Workshop Group PLC	32,665
1,626	Greene King PLC	10,943
1,027	Hunting PLC	6,283
12,755	John Laing Group PLC (e)	53,975
1,569	Keller Group PLC	9,869
19,145	Learning Technologies Group PLC	16,935
20,024	Pets at Home Group PLC	29,555
4,097	Redrow PLC	25,661
3,320	Sole Realisation Co., PLC (b) (c) (d)	0
		432,879
	United States – 0.2%
10,921	Gran Tierra Energy, Inc. (b)	23,839
	Total Common Stocks	9,470,068
	(Cost $11,415,589)
REAL ESTATE INVESTMENT TRUSTS (a) – 5.6%
	Australia – 1.1%
12,636	Abacus Property Group	29,103
Shares	Description	Value

	Australia (Continued)
11,077	Growthpoint Properties Australia Ltd.	$29,180
17,201	National Storage REIT	21,263
19,586	Viva Energy REIT	31,040
		110,586
	Canada – 1.0%
2,287	Artis Real Estate Investment Trust	15,479
4,523	Dream Global Real Estate Investment Trust	39,425
1,211	Granite Real Estate Investment Trust	47,200
		102,104
	Germany – 0.3%
2,100	alstria Office REIT-AG	29,354
	Ireland – 0.7%
29,627	Green REIT PLC	45,826
18,903	Hibernia REIT PLC	27,116
		72,942
	Singapore – 0.5%
62,300	Mapletree North Asia Commercial Trust	52,109
	Spain – 0.4%
4,081	Lar Espana Real Estate Socimi S.A.	34,835
	United Kingdom – 1.6%
41,079	Hansteen Holdings PLC	48,511
17,929	LondonMetric Property PLC	39,763
21,612	Tritax Big Box REIT PLC	36,169
2,677	UNITE Group (The) PLC	27,502
812	Workspace Group PLC	8,212
		160,157
	Total Real Estate Investment Trusts	562,087
	(Cost $628,371)
	Total Investments – 99.7%	10,032,155
	(Cost $12,043,960) (g)
	Net Other Assets and Liabilities – 0.3%	31,025
	Net Assets – 100.0%	$10,063,180

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2018
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $8,884 or 0.1% of net assets.
(d)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(e)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	This issuer has filed for protection in bankruptcy court.
(g)	Aggregate cost for federal income tax purposes was $12,135,502. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $244,392 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,347,739. The net unrealized depreciation was $2,103,347.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Greece	$ 82,968	$ 74,084	$ —	$ 8,884
Netherlands	33,264	33,264	—	—**
Spain	55,895	55,895	—	—**
United Kingdom	432,879	432,879	—	—**
Other Country Categories*	8,865,062	8,865,062	—	—
Real Estate Investment Trusts*	562,087	562,087	—	—
Total Investments	$ 10,032,155	$ 10,023,271	$—	$ 8,884

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
As of December 31, 2018, the Fund transferred a common stock valued at $8,884 from Level 1 to Level 3 of the fair value hierarchy. The common stock that transferred from Level 1 to Level 3 did so as a result of the security being halted on the primary exchange.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.
Currency Exposure Diversification	% of Total Investments
JPY	41.5%
KRW	15.0
CAD	10.1
EUR	8.9
GBP	7.6
AUD	6.0
HKD	2.9
ILS	2.0
NOK	2.0
SGD	1.4
SEK	1.4
CHF	0.7
DKK	0.3
USD	0.2
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 97.2%
	Bermuda – 2.0%
1,759,554	China Oriental Group Co., Ltd.	$1,047,126
811,620	Haitong International Securities Group Ltd.	254,975
2,781,169	Sihuan Pharmaceutical Holdings Group Ltd.	486,585
2,550,326	Sinopec Kantons Holdings Ltd.	1,130,149
358,337	Yuexiu Transport Infrastructure Ltd.	271,825
		3,190,660
	Brazil – 9.8%
91,896	Bradespar S.A. (Preference Shares)	751,386
116,644	Cia de Saneamento de Minas Gerais-Copasa	1,851,798
212,149	Cia Paranaense de Energia, Class B (Preference Shares)	1,672,232
364,730	Cia Siderurgica Nacional S.A. (b)	831,894
135,182	Ez Tec Empreendimentos e Participacoes S.A.	872,671
168,726	Grendene S.A.	356,977
88,921	Light S.A.	378,558
711,483	Metalurgica Gerdau S.A. (Preference Shares)	1,273,996
3,381,239	Oi S.A. (b)	1,090,511
342,801	QGEP Participacoes S.A.	826,986
93,091	SLC Agricola S.A.	1,005,428
218,371	Sul America S.A.	1,611,407
224,080	Tupy S.A.	1,164,991
152,850	Unipar Carbocloro S.A.	1,453,667
136,482	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	324,676
		15,467,178
	Cayman Islands – 13.3%
8,558,087	Anton Oilfield Services Group (b)	852,475
1,378,509	Asia Cement China Holdings Corp.	966,479
1,046,626	Ausnutria Dairy Corp Ltd.	1,176,210
8,091,605	Bosideng International Holdings Ltd. (c)	1,529,350
2,004,501	China Lesso Group Holdings Ltd.	1,003,466
11,550	China Metal Recycling Holdings Ltd. (b) (d) (e)	0
2,947,338	China SCE Group Holdings Ltd.	1,072,717
619,744	China Tian Lun Gas Holdings Ltd.	508,110
1,091,526	CIMC Enric Holdings Ltd.	834,971
2,059,950	Dongyue Group Ltd.	1,062,793
12,135,509	GCL-Poly Energy Holdings Ltd. (b)	736,143
Shares	Description	Value

	Cayman Islands (Continued)
134,601	General Interface Solution Holding Ltd.	$394,121
886,062	Kaisa Group Holdings Ltd.	282,888
1,963,264	Kasen International Holdings Ltd.	869,999
621,535	KWG Group Holdings Ltd.	550,059
2,638,639	Lonking Holdings Ltd.	684,048
643,939	Microport Scientific Corp.	633,207
18,640	Pharmally International Holding Co., Ltd.	92,178
2,680,547	Powerlong Real Estate Holdings Ltd.	1,054,350
965,965	Tianneng Power International Ltd.	805,536
532,776	Times China Holdings Ltd.	591,936
497,047	TPK Holding Co., Ltd.	781,058
2,714,081	VSTECS Holdings Ltd.	1,313,628
500,081	Yihai International Holding Ltd. (c)	1,222,342
1,399,822	Yuzhou Properties Co., Ltd.	577,412
509,194	Zhen Ding Technology Holding Ltd.	1,328,606
		20,924,082
	Chile – 1.0%
1,995,291	AES Gener S.A.	556,324
56,661	CAP S.A.	496,396
32,364	Inversiones La Construccion S.A.	522,301
		1,575,021
	China – 3.5%
1,549,738	Beijing Capital Land Ltd., Class H	556,128
1,404,645	China BlueChemical Ltd., Class H	441,278
3,062,190	China Suntien Green Energy Corp., Ltd., Class H	786,029
2,864,626	Huaneng Renewables Corp., Ltd., Class H	768,242
330,855	Livzon Pharmaceutical Group Inc., Class H	961,235
1,402,259	Shandong Chenming Paper Holdings Ltd., Class H	802,263
2,789,567	Sinotrans Ltd., Class H	1,211,229
		5,526,404
	Hong Kong – 3.5%
386,083	BYD Electronic International Co., Ltd.	485,161
634,992	China Everbright Ltd.	1,125,559
882,469	China Overseas Grand Oceans Group Ltd.	289,630
1,278,482	China Power International Development Ltd.	290,620
8,690,988	China South City Holdings Ltd.	1,231,977
2,418,656	Poly Property Group Co., Ltd.	756,747

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
3,835,635	Shougang Fushan Resources Group Ltd.	$778,834
1,289,680	Sino-Ocean Group Holding Ltd.	568,213
		5,526,741
	India – 4.3%
789,120	Adani Enterprises Ltd.	1,813,569
73,325	Graphite India Ltd.	791,908
12,321	HEG Ltd.	654,214
1,173,794	Indiabulls Real Estate Ltd. (b)	1,466,086
209,950	Jindal Steel & Power Ltd. (b)	495,442
73,040	Reliance Capital Ltd.	239,840
205,981	Reliance Infrastructure Ltd.	930,256
70,263	Sterlite Technologies Ltd.	295,534
		6,686,849
	Indonesia – 5.8%
20,056,464	Aneka Tambang Tbk	1,066,982
3,923,081	Bukit Asam Tbk PT	1,173,105
11,005,008	Bumi Serpong Damai Tbk PT (b)	960,451
8,826,933	Erajaya Swasembada Tbk PT	1,350,435
7,565,943	Indika Energy Tbk PT	833,937
327,809	Indo Tambangraya Megah Tbk PT	461,623
1,895,717	Jasa Marga Persero Tbk PT	564,233
12,105,508	Kresna Graha Investama Tbk PT (b)	551,398
8,473,856	Medco Energi Internasional Tbk PT (b)	403,657
10,526,529	Media Nusantara Citra Tbk PT	505,098
2,778,313	PP Persero Tbk PT	348,738
23,669,989	Waskita Beton Precast Tbk PT	618,909
2,492,311	Waskita Karya Persero Tbk PT	291,174
		9,129,740
	Jersey – 0.5%
6,054,910	West China Cement Ltd.	819,642
	Malaysia – 2.9%
2,081,800	AirAsia Group Bhd	1,496,176
1,084,600	DRB-Hicom Bhd	446,175
4,669,600	Hibiscus Petroleum Bhd (f)	949,175
344,600	QL Resources Bhd	567,871
926,600	Serba Dinamik Holdings Bhd	847,561
363,200	Supermax Corp. Bhd	305,853
		4,612,811
	Mexico – 2.4%
460,541	Banco del Bajio S.A. (g)	896,159
119,527	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	570,455
276,119	Megacable Holdings S.A.B. de C.V.	1,236,313
319,784	Qualitas Controladora S.A.B. de CV	673,032
45,143	Regional S.A.B. de C.V.	207,455
Shares	Description	Value

	Mexico (Continued)
112,743	Unifin Financiera S.A.B. de C.V. SOFOM ENR	$239,866
		3,823,280
	Poland – 4.9%
65,974	Asseco Poland S.A.	813,051
113,309	Bank Millennium S.A. (b)	268,562
21,046	Dino Polska S.A. (b) (g)	539,035
524,053	Enea S.A. (b)	1,386,328
670,145	Energa S.A. (b)	1,595,519
79,162	Jastrzebska Spolka Weglowa S.A. (b)	1,422,752
236,060	Orange Polska S.A. (b)	302,144
2,368,602	Tauron Polska Energia S.A. (b)	1,386,091
		7,713,482
	Russia – 1.1%
560,592,335	Federal Grid Co. Unified Energy System PJSC	1,191,746
532,463	Rostelecom PJSC	558,408
		1,750,154
	South Africa – 3.1%
156,457	African Rainbow Minerals Ltd.	1,547,986
126,375	Dis-Chem Pharmacies Ltd. (g)	254,639
146,319	Impala Platinum Holdings Ltd. (b)	373,031
231,784	MMI Holdings Ltd. (b)	275,966
12,230	Santam Ltd.	251,987
301,707	Super Group Ltd. (b)	711,724
311,558	Telkom S.A. SOC Ltd.	1,370,530
		4,785,863
	Taiwan – 20.8%
1,031,496	Acer, Inc.	652,718
15,835	ASMedia Technology, Inc.	257,589
938,569	China Airlines Ltd.	335,890
3,841,487	China Man-Made Fiber Corp.	1,274,788
1,015,411	China Motor Corp.	802,762
1,244,697	China Petrochemical Development Corp. (b)	443,421
446,937	Chong Hong Construction Co., Ltd.	1,122,541
3,004,069	Chung Hung Steel Corp. (b)	1,045,760
458,140	Compal Electronics, Inc.	260,095
720,478	Compeq Manufacturing Co., Ltd.	464,114
1,769,937	Eva Airways Corp.	909,816
278,261	Everlight Electronics Co., Ltd.	267,515
100,251	FLEXium Interconnect, Inc.	242,987
466,135	Formosa Taffeta Co., Ltd.	523,960
540,359	Gigabyte Technology Co., Ltd.	706,719
1,142,337	Grand Pacific Petrochemical	812,053
229,980	Great Wall Enterprise Co., Ltd.	250,653
5,764,781	HannStar Display Corp.	1,320,365
538,126	Highwealth Construction Corp.	787,835
577,501	Hsin Kuang Steel Co., Ltd.	584,321

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
1,069,182	HTC Corp. (b)	$1,229,645
573,054	Hung Sheng Construction Ltd.	476,349
1,584,263	Inventec Corp.	1,136,513
851,153	King Yuan Electronics Co., Ltd.	643,827
410,485	Long Chen Paper Co., Ltd.	190,305
1,364,520	Macronix International	814,619
57,305	Makalot Industrial Co., Ltd.	316,942
917,087	Mitac Holdings Corp.	735,472
1,183,204	Nantex Industry Co., Ltd.	1,070,146
57,495	Novatek Microelectronics Corp.	265,618
1,019,884	Oriental Union Chemical Corp.	856,069
269,202	Pou Chen Corp.	285,519
104,223	Powertech Technology, Inc.	224,132
127,673	Realtek Semiconductor Corp.	593,982
781,312	Ruentex Development Co., Ltd.	1,137,512
462,935	Ruentex Industries Ltd.	1,183,808
2,767,095	Shinkong Synthetic Fibers Corp.	1,039,787
101,899	Sinbon Electronics Co., Ltd.	274,498
811,379	TA Chen Stainless Pipe Co., Ltd.	1,110,014
2,346,422	Taiwan Business Bank	790,105
861,713	Tatung Co., Ltd. (b)	726,108
411,458	Tong Yang Industry Co., Ltd.	493,289
1,732,022	Unimicron Technology Corp.	1,256,599
2,112,350	Walsin Lihwa Corp.	1,151,116
2,993,710	Winbond Electronics Corp.	1,319,737
400,081	Yulon Motor Co., Ltd.	236,896
		32,624,509
	Thailand – 8.2%
132,000	AEON Thana Sinsap Thailand PCL	737,838
4,042,000	AP Thailand PCL	744,840
951,300	B Grimm Power PCL	774,246
260,900	Bangchak Corp. PCL	254,410
884,200	Bangkok Chain Hospital PCL	453,506
6,475,700	Chularat Hospital PCL	381,859
6,875,200	CK Power PCL	1,047,328
2,043,500	Com7 PCL, Class F	972,796
2,357,800	Esso Thailand PCL	738,623
1,751,500	Golden Land Property Development PCL	376,551
6,010,200	Italian-Thai Development PCL (b)	395,019
1,656,900	Jasmine International PCL	226,959
762,300	Muangthai Capital PCL	1,147,196
1,323,100	Plan B Media PCL	247,878
1,313,700	Siam Global House PCL	786,767
2,966,300	Siamgas & Petrochemicals PCL	774,372
738,600	Sino-Thai Engineering & Construction PCL (b)	462,759
2,242,800	Sri Trang Agro-Industry PCL	971,237
2,468,600	Star Petroleum Refining PCL	727,843
378,400	Supalai PCL	211,514
342,200	Thanachart Capital PCL	522,864
		12,956,405
Shares	Description	Value

	Turkey – 10.1%
7,907,949	Dogan Sirketler Grubu Holding A.S. (b)	$1,524,064
1,291,582	Enerjisa Enerji A.S. (g)	1,244,604
447,737	Haci Omer Sabanci Holding A.S.	636,180
940,248	ICBC Turkey Bank A.S. (b)	875,847
1,262,156	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D (b)	519,887
189,230	Pegasus Hava Tasimaciligi A.S. (b)	819,490
319,274	Petkim Petrokimya Holding A.S.	304,042
1,232,408	Soda Sanayii A.S.	1,653,301
273,037	TAV Havalimanlari Holding A.S.	1,234,019
395,032	Tekfen Holding A.S.	1,546,540
1,588,946	Trakya Cam Sanayii A.S.	909,685
765,972	Turkiye Halk Bankasi A.S.	1,015,989
1,159,355	Turkiye Is Bankasi A.S., Class C	992,325
1,462,429	Turkiye Sise ve Cam Fabrikalari A.S.	1,566,740
1,352,072	Turkiye Vakiflar Bankasi TAO, Class D	996,331
		15,839,044
	Total Common Stocks	152,951,865
	(Cost $165,135,228)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.7%
	South Africa – 1.8%
1,297,990	Attacq Ltd.	1,330,694
2,922,835	SA Corporate Real Estate Ltd.	682,587
598,478	Vukile Property Fund Ltd.	829,862
		2,843,143
	Turkey – 0.9%
4,771,277	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,352,275
	Total Real Estate Investment Trusts	4,195,418
	(Cost $5,711,726)
RIGHTS (a) – 0.0%
	Taiwan – 0.0%
100,084	Eva Airways Corp., expiring 1/18/19 (b) (d)	9,117
	(Cost $7,960)
WARRANTS (a) – 0.0%
	Thailand – 0.0%
755,060	VGI Global Media PCL (b)	8,812
	(Cost $0)
MONEY MARKET FUNDS – 0.5%
785,365	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.61% (h) (i)	785,365
	(Cost $785,365)

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2018
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.0%
$346,529	BNP Paribas S.A., 2.95% (h), dated 12/31/18, due 1/2/19, with a maturity value of $346,586. Collateralized by U.S. Treasury Notes, interest rate of 2.375%, due 4/30/20. The value of the collateral including accrued interest is $354,861. (i)	$346,529
1,247,166	JPMorgan Chase & Co., 2.85% (h), dated 12/31/18, due 1/2/19, with a maturity value of $1,247,364. Collateralized by U.S. Treasury Notes, interest rate of 0.00%, due 5/9/19. The value of the collateral including accrued interest is $1,272,085. (i)	1,247,166
	Total Repurchase Agreements	1,593,695
	(Cost $1,593,695)
	Total Investments – 101.4%	159,544,272
	(Cost $173,233,974) (j)
	Net Other Assets and Liabilities – (1.4)%	(2,218,636)
	Net Assets – 100.0%	$157,325,636

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,390,006 and the total value of the collateral held by the Fund is $2,376,249.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2018, securities noted as such are valued at $9,117 or 0.0% of net assets.
(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(f)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended December 31, 2018.
(g)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(h)	Rate shown reflects yield as of December 31, 2018.
(i)	This security serves as collateral for securities on loan.
(j)	Aggregate cost for federal income tax purposes was $175,174,428. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,471,258 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,101,414. The net unrealized depreciation was $15,630,156.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 20,924,082	$ 20,924,082	$ —	$ —**
Thailand	12,956,405	—	12,956,405	—
Other Country Categories*	119,071,378	119,071,378	—	—
Real Estate Investment Trusts*	4,195,418	4,195,418	—	—
Rights*	9,117	—	9,117	—
Warrants*	8,812	—	8,812	—
Money Market Funds	785,365	785,365	—	—
Repurchase Agreements	1,593,695	—	1,593,695	—
Total Investments	$ 159,544,272	$ 144,976,243	$ 14,568,029	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2018
accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$1,390,006
Non-cash Collateral (2)	(1,390,006)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$1,593,695
Non-cash Collateral (4)	(1,593,695)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
TWD	22.1%
HKD	20.9
TRY	10.8
BRL	9.7
THB	8.1
IDR	5.7
PLN	4.8
ZAR	4.8
INR	4.2
MYR	2.9
MXN	2.4
USD	1.5
RUB	1.1
CLP	1.0
Total	100.0%

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 95.6%
	Austria – 2.7%
2,286	ANDRITZ AG	$105,082
7,122	OMV AG	312,121
13,889	Raiffeisen Bank International AG	353,276
17,234	Telekom Austria AG	131,112
14,571	voestalpine AG	435,732
		1,337,323
	Belgium – 4.1%
767	Ackermans & van Haaren N.V.	115,825
4,959	Ageas	223,294
4,140	Elia System Operator S.A./N.V.	276,540
16,737	Proximus S.A.D.P.	452,947
2,673	Sofina S.A.	507,777
994	Solvay S.A.	99,447
4,450	UCB S.A.	363,529
		2,039,359
	Finland – 4.4%
13,048	Amer Sports OYJ	573,622
21,273	Fortum OYJ	465,535
7,524	Metso OYJ	197,412
8,063	Neste OYJ	622,284
6,973	Stora Enso OYJ, Class R	80,572
10,191	UPM-Kymmene OYJ	258,631
		2,198,056
	France – 24.0%
12,983	Accor S.A.	552,021
1,184	Aeroports de Paris	224,512
3,888	Alten S.A.	323,855
3,228	Arkema S.A.	277,238
30,897	Bollore S.A.	123,901
6,173	Bouygues S.A.	221,659
6,340	Casino Guichard Perrachon S.A.	263,976
12,364	Cie de Saint-Gobain	413,153
4,461	Cie Generale des Etablissements Michelin SCA	443,140
7,070	Cie Plastic Omnium S.A.	163,386
11,062	CNP Assurances	234,728
890	Dassault Systemes SE	105,745
13,989	Edenred	514,656
1,194	Eiffage S.A.	99,811
18,132	Engie S.A.	260,204
901	EssilorLuxottica S.A.	114,020
6,769	Eurazeo SE	479,295
5,638	Eutelsat Communications S.A.	111,140
4,433	Faurecia S.A.	167,966
201	Hermes International	111,647
2,041	Iliad S.A.	286,814
3,607	Imerys S.A.	173,492
3,172	Ipsen S.A.	410,133
4,334	Lagardere SCA	109,344
1,508	LVMH Moet Hennessy Louis Vuitton SE	446,116
16,719	Orange S.A.	271,150
24,713	Peugeot S.A.	527,932
Shares	Description	Value

	France (Continued)
7,706	Renault S.A.	$481,630
4,756	Safran S.A.	574,344
2,907	Sartorius Stedim Biotech	290,936
14,352	SCOR SE	647,886
9,317	Societe Generale S.A.	296,977
18,761	Suez	247,842
2,120	Teleperformance	339,087
3,754	Thales S.A.	438,717
10,281	TOTAL S.A.	543,975
3,687	Ubisoft Entertainment S.A. (b)	297,734
9,210	Valeo S.A.	269,191
5,182	Vivendi S.A.	126,345
		11,985,698
	Germany – 29.4%
8,221	1&1 Drillisch AG	419,155
1,089	adidas AG	227,584
1,794	Allianz SE	359,996
4,500	BASF SE	311,415
6,003	Bayer AG	416,528
7,388	Bayerische Motoren Werke AG	598,461
6,565	Bechtle AG	510,357
8,639	Brenntag AG	373,160
4,751	Carl Zeiss Meditec AG	371,788
12,807	Commerzbank AG (b)	84,858
3,063	Continental AG	423,764
8,219	Covestro AG (c)	406,623
10,563	Daimler AG	555,628
27,131	Deutsche Lufthansa AG	612,381
11,115	Deutsche Wohnen SE	509,401
7,451	Evonik Industries AG	186,106
2,236	GRENKE AG	190,093
4,717	Hannover Rueck SE	636,110
5,117	HeidelbergCement AG	312,956
7,170	Hella GmbH & Co., KGaA	285,883
2,169	KION Group AG	110,166
4,492	LEG Immobilien AG	468,968
8,514	METRO AG	130,667
1,775	MTU Aero Engines AG	322,139
3,645	Nemetschek SE	399,877
3,348	OSRAM Licht AG	145,460
9,898	Porsche Automobil Holding SE (Preference Shares)	585,630
552	Rational AG	313,697
10,806	RWE AG	234,805
2,464	Sartorius AG (Preference Shares)	307,439
41,714	Schaeffler AG (Preference Shares)	356,446
2,178	Siltronic AG	180,171
5,355	Sixt SE	424,576
28,005	TAG Immobilien AG	638,847
8,662	Uniper SE	224,293
8,453	United Internet AG	369,968
3,787	Volkswagen AG (Preference Shares)	602,768
10,914	Vonovia SE	495,062

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
1,061	Wacker Chemie AG	$96,157
3,075	Wirecard AG	467,879
		14,667,262
	Ireland – 0.9%
4,071	CRH PLC	107,747
1,205	Kerry Group PLC, Class A	119,424
17,503	Ryanair Holdings PLC (b)	215,581
		442,752
	Italy – 9.8%
153,604	A2A S.p.A.	276,747
23,996	Amplifon S.p.A.	386,282
32,108	Buzzi Unicem S.p.A	552,736
4,247	De’ Longhi S.p.A.	107,539
52,048	Enel S.p.A.	300,794
28,208	Eni S.p.A.	444,326
39,885	FinecoBank Banca Fineco S.p.A.	401,139
42,852	Hera S.p.A.	130,698
4,073	Interpump Group S.p.A.	121,333
3,096	Moncler S.p.A.	102,622
86,525	Saipem S.p.A. (b)	323,679
45,027	Societa Iniziative Autostradali e Servizi S.p.A.	622,171
1,097,694	Telecom Italia S.p.A. (b)	607,838
35,427	UniCredit S.p.A.	401,602
56,619	UnipolSai Assicurazioni S.p.A.	128,218
		4,907,724
	Luxembourg – 2.6%
11,630	APERAM S.A.	307,143
21,421	ArcelorMittal	445,212
25,721	Grand City Properties S.A.	558,453
		1,310,808
	Netherlands – 9.3%
82,190	Aegon N.V.	384,116
1,055	Airbus SE	101,488
11,185	ASR Nederland N.V.	443,150
3,972	EXOR N.V.	215,077
16,248	GrandVision N.V. (c)	356,127
8,562	IMCD Group N.V.	549,355
17,441	Koninklijke Ahold Delhaize N.V.	441,125
5,036	Koninklijke DSM N.V.	412,209
14,939	NN Group N.V.	595,649
20,853	OCI N.V. (b)	425,522
7,044	QIAGEN N.V. (b)	239,537
5,151	Signify N.V. (c)	120,809
7,331	STMicroelectronics N.V.	102,726
4,275	Wolters Kluwer N.V.	253,035
		4,639,925
	Portugal – 1.3%
26,874	Galp Energia SGPS S.A.	424,760
Shares	Description	Value

	Portugal (Continued)
54,442	Navigator (The) Co., S.A.	$224,557
		649,317
	Spain – 7.1%
7,355	Acciona S.A. (d)	622,755
27,959	Acerinox S.A.	277,479
15,651	ACS Actividades de Construccion y Servicios S.A.	606,644
13,266	Almirall S.A.	203,218
4,305	Amadeus IT Group S.A.	300,090
10,381	Cia de Distribucion Integral Logista Holdings S.A.	260,004
12,777	CIE Automotive S.A.	313,865
12,339	Endesa S.A.	284,586
18,138	Iberdrola S.A.	145,845
4,889	Naturgy Energy Group S.A.	124,691
26,757	Repsol S.A.	431,648
		3,570,825
	Total Common Stocks	47,749,049
	(Cost $56,387,030)
REAL ESTATE INVESTMENT TRUSTS (a) – 4.2%
	France – 2.3%
3,838	Covivio	370,260
2,391	Gecina S.A.	309,562
15,043	Klepierre S.A.	464,670
		1,144,492
	Spain – 1.9%
38,487	Inmobiliaria Colonial Socimi S.A.	358,725
49,131	Merlin Properties Socimi S.A.	607,107
		965,832
	Total Real Estate Investment Trusts	2,110,324
	(Cost $2,483,977)
RIGHTS – 0.0%
	Spain – 0.0%
26,784	Repsol S.A., expiring 01/09/19 (b)	12,275
	(Cost $12,314)
MONEY MARKET FUNDS – 0.3%
140,393	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 2.61% (e) (f)	140,393
	(Cost $140,393)

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2018
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.6%
$61,946	BNP Paribas S.A., 2.95% (e), dated 12/31/18, due 1/2/19, with a maturity value of $61,956. Collateralized by U.S. Treasury Note, interest rate of 2.375%, due 4/30/20. The value of the collateral including accrued interest is $63,435. (f)	$61,946
222,945	JPMorgan Chase & Co., 2.85% (e), dated 12/31/18, due 1/2/19, with a maturity value of $222,980. Collateralized by U.S. Treasury Bill, interest rate of 0.000%, due 5/9/19. The value of the collateral including accrued interest is $227,399. (f)	222,945
	Total Repurchase Agreements	284,891
	(Cost $284,891)
	Total Investments – 100.7%	50,296,932
	(Cost $59,308,605) (g)
	Net Other Assets and Liabilities – (0.7)%	(371,511)
	Net Assets – 100.0%	$49,925,421

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $414,888 and the total value of the collateral held by the Fund is $424,781.
(e)	Rate shown reflects yield as of December 31, 2018.
(f)	This security serves as collateral for securities on loan.
(g)	Aggregate cost for federal income tax purposes was $59,608,358. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $474,715 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,786,141. The net unrealized depreciation was $9,311,426.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 47,749,049	$ 47,749,049	$ —	$ —
Real Estate Investment Trusts*	2,110,324	2,110,324	—	—
Rights*	12,275	12,275	—	—
Money Market Funds	140,393	140,393	—	—
Repurchase Agreements	284,891	—	284,891	—
Total Investments	$ 50,296,932	$ 50,012,041	$ 284,891	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$414,888
Non-cash Collateral (2)	(414,888)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2018
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$284,891
Non-cash Collateral (4)	(284,891)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

See Notes to Financial Statements

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First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities
December 31, 2018
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
ASSETS:
Investments, at value	$ 30,276,826	$ 590,686,458	$ 17,355,726	$ 128,347,510
Cash	39,293	—	—	3,299,582
Foreign currency	1	15,053	1,637	38,013
Due from authorized participant	—	—	—	36,300
Receivables:
Dividends	123,959	868,688	71,448	695,372
Dividend reclaims	—	1,535,740	—	—
Securities lending income	286	9,785	—	—
Investment securities sold	—	9,465,656	5,975	—
Miscellaneous	—	—	—	—
Total Assets	30,440,365	602,581,380	17,434,786	132,416,777
LIABILITIES:
Due to authorized participant	—	9,465,656	—	3,242,110
Due to custodian	—	98,446	4,722	—
Due to custodian foreign currency	—	—	—	—
Due to securities lending agent	—	—	—	—
Payables:
Collateral for securities on loan	—	—	—	—
Investment advisory fees	21,808	431,605	11,787	93,491
Investment securities purchased	—	—	—	—
Fund shares redeemed	—	—	—	—
Other liabilities	—	—	—	—
Total Liabilities	21,808	9,995,707	16,509	3,335,601
NET ASSETS	$30,418,557	$592,585,673	$17,418,277	$129,081,176
NET ASSETS consist of:
Paid-in capital	$ 42,540,502	$ 796,082,322	$ 24,306,089	$ 130,646,555
Par value	11,000	190,500	9,500	96,500
Accumulated distributable earnings (loss)	(12,132,945)	(203,687,149)	(6,897,312)	(1,661,879)
NET ASSETS	$30,418,557	$592,585,673	$17,418,277	$129,081,176
NET ASSET VALUE, per share	$27.65	$31.11	$18.33	$13.38
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,100,002	19,050,002	950,002	9,650,002
Investments, at cost	$31,977,371	$666,164,731	$17,699,515	$127,998,641
Foreign currency, at cost (proceeds)	$1	$15,041	$1,640	$38,101
Securities on loan, at value	$—	$—	$—	$—

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust South Korea AlphaDEX® Fund (FKO)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)

$ 7,140,904	$ 156,474,214	$ 2,247,811	$ 949,776,199	$ 459,289,426
5,745	221,571	441	—	4,310,498
—	—	—	25,514	1,024,235
—	7,049,977	—	—	2,623,598

—	264,179	20,131	2,418,606	716,330
—	—	—	431,644	6,151
68	10,078	—	35,678	17,247
—	4,739,725	—	15,693,788	—
—	—	—	—	211,873
7,146,717	168,759,744	2,268,383	968,381,429	468,199,358

—	4,830,082	—	5,879,459	6,892
—	—	—	130,880	—
—	—	—	—	—
—	4,540	—	13,238	8,259

—	3,837,219	—	11,188,407	6,980,211
4,986	106,368	1,557	688,385	302,622
—	7,047,832	—	—	8,294,378
—	—	—	9,848,438	—
—	—	—	—	—
4,986	15,826,041	1,557	27,748,807	15,592,362
$ 7,141,731	$ 152,933,703	$ 2,266,826	$ 940,632,622	$ 452,606,996

$ 13,901,808	$ 204,894,451	$ 4,400,197	$ 1,183,172,759	$ 603,805,891
3,000	31,500	1,000	191,020	198,500
(6,763,077)	(51,992,248)	(2,134,371)	(242,731,157)	(151,397,395)
$ 7,141,731	$ 152,933,703	$ 2,266,826	$ 940,632,622	$ 452,606,996
$23.81	$48.55	$22.67	$49.24	$22.80
300,002	3,150,002	100,002	19,102,000	19,850,002
$8,646,068	$178,776,325	$2,192,680	$1,083,994,518	$485,107,238
$—	$—	$—	$25,499	$1,024,181
$—	$3,680,850	$—	$10,566,032	$6,576,493
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities (Continued)
December 31, 2018
	First Trust Germany AlphaDEX® Fund (FGM)	First Trust Canada AlphaDEX® Fund (FCAN)	First Trust Australia AlphaDEX® Fund (FAUS)	First Trust United Kingdom AlphaDEX® Fund (FKU)
ASSETS:
Investments, at value	$ 138,592,038	$ 7,118,171	$ 1,370,981	$ 9,594,886
Cash	28	2,544	877	756
Foreign currency	—	5,253	—	—
Due from authorized participant	—	—	—	1,557,444
Receivables:
Dividends	—	10,500	7,382	35,135
Dividend reclaims	532,010	24	35	5,261
Securities lending income	—	68	—	—
Investment securities sold	—	—	—	—
Miscellaneous	—	—	—	—
Total Assets	139,124,076	7,136,560	1,379,275	11,193,482
LIABILITIES:
Due to authorized participant	—	—	—	—
Due to custodian	—	—	—	—
Due to custodian foreign currency	—	—	—	—
Due to securities lending agent	—	—	—	—
Payables:
Collateral for securities on loan	—	—	—	—
Investment advisory fees	102,069	4,638	962	5,540
Investment securities purchased	—	—	—	1,555,642
Fund shares redeemed	—	—	—	—
Other liabilities	—	—	—	—
Total Liabilities	102,069	4,638	962	1,561,182
NET ASSETS	$139,022,007	$7,131,922	$1,378,313	$9,632,300
NET ASSETS consist of:
Paid-in capital	$ 186,174,878	$ 24,623,994	$ 2,107,544	$ 48,191,084
Par value	37,000	3,500	500	3,000
Accumulated distributable earnings (loss)	(47,189,871)	(17,495,572)	(729,731)	(38,561,784)
NET ASSETS	$139,022,007	$7,131,922	$1,378,313	$9,632,300
NET ASSET VALUE, per share	$37.57	$20.38	$27.57	$32.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,700,002	350,002	50,002	300,002
Investments, at cost	$164,698,088	$9,137,480	$1,643,678	$11,082,418
Foreign currency, at cost (proceeds)	$—	$5,252	$—	$—
Securities on loan, at value	$—	$—	$—	$—

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Hong Kong AlphaDEX® Fund (FHK)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)	First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$ 3,513,783	$ 3,442,652	$ 149,156,346	$ 10,032,155	$ 159,544,272	$ 50,296,932
—	5,970	646	5,274	—	—
177,249	—	—	248	214,152	—
—	—	—	—	—	130,594

2,047	6,069	—	25,396	149,951	16,082
—	—	2,361,519	7,119	918	92,212
—	292	—	—	6,466	2,713
—	—	—	—	—	980
2,008	—	—	—	—	—
3,695,087	3,454,983	151,518,511	10,070,192	159,915,759	50,539,513

—	—	—	—	—	3,775
157,455	—	—	—	99,588	9,941
—	—	—	—	—	5,110
—	43	—	—	2,811	503

—	36,550	—	—	2,376,249	424,781
2,341	2,369	109,218	7,012	111,166	39,388
—	—	—	—	—	130,594
—	—	—	—	—	—
—	—	—	—	309	—
159,796	38,962	109,218	7,012	2,590,123	614,092
$ 3,535,291	$ 3,416,021	$ 151,409,293	$ 10,063,180	$ 157,325,636	$ 49,925,421

$ 4,920,645	$ 52,959,226	$ 189,191,379	$ 14,770,901	$ 206,454,083	$ 68,085,483
1,000	1,000	34,500	3,000	48,500	14,500
(1,386,354)	(49,544,205)	(37,816,586)	(4,710,721)	(49,176,947)	(18,174,562)
$ 3,535,291	$ 3,416,021	$ 151,409,293	$ 10,063,180	$ 157,325,636	$ 49,925,421
$35.35	$34.16	$43.89	$33.54	$32.44	$34.43
100,002	100,002	3,450,002	300,002	4,850,002	1,450,002
$3,805,148	$3,617,985	$163,222,280	$12,043,960	$173,233,974	$59,308,605
$176,661	$—	$—	$247	$212,930	$(5,099)
$—	$33,607	$—	$—	$1,390,006	$414,888
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations
For the Year Ended December 31, 2018
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
INVESTMENT INCOME:
Dividends	$ 1,316,186	$ 28,064,593	$ 683,191	$ 2,352,044
Securities lending income (net of fees)	6,615	423,520	—	—
Foreign withholding tax	(74,370)	(2,797,384)	(62,677)	(169,598)
Other	179	1,208	4	6
Total investment income	1,248,610	25,691,937	620,518	2,182,452
EXPENSES:
Investment advisory fees	402,693	6,639,207	152,484	228,583
Total expenses	402,693	6,639,207	152,484	228,583
NET INVESTMENT INCOME (LOSS)	845,917	19,052,730	468,034	1,953,869
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,020,190)	(40,300,843)	(1,007,613)	(388,393)
In-kind redemptions	1,146,828	10,813,464	(269,433)	—
Foreign currency transactions	(31,690)	(157,036)	(18,147)	188,513
Foreign capital gains tax	—	—	(139)	—
Net realized gain (loss)	(1,905,052)	(29,644,415)	(1,295,332)	(199,880)
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(9,854,404)	(155,631,824)	(2,098,900)	(2,639,498)
Foreign currency translation	(821)	(87,692)	321	1,736
Deferred foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	(9,855,225)	(155,719,516)	(2,098,579)	(2,637,762)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,760,277)	(185,363,931)	(3,393,911)	(2,837,642)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,914,360)	$(166,311,201)	$(2,925,877)	$(883,773)

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust South Korea AlphaDEX® Fund (FKO)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)

$377,892	$3,707,624	$39,873	$31,972,896	$25,643,488
1,938	32,987	—	333,200	209,987
(24,729)	(365,875)	(9,388)	(2,740,587)	(2,113,035)
—	11	462	482	6
355,101	3,374,747	30,947	29,565,991	23,740,446

76,728	1,261,503	21,323	9,233,597	4,550,947
76,728	1,261,503	21,323	9,233,597	4,550,947
278,373	2,113,244	9,624	20,332,394	19,189,499

(483,348)	(14,423,799)	70,567	(69,052,232)	(62,527,152)
(45,263)	13,969,791	—	2,870,338	7,505,401
290	(51,560)	56	(633,875)	(619,083)
—	—	—	—	(221,922)
(528,321)	(505,568)	70,623	(66,815,769)	(55,862,756)
—	—	—	—	—

(1,756,848)	(33,851,109)	(695,784)	(213,942,677)	(69,859,331)
5	1,235	(35)	(14,906)	(6,232)
—	—	—	—	211,870
(1,756,843)	(33,849,874)	(695,819)	(213,957,583)	(69,653,693)
(2,285,164)	(34,355,442)	(625,196)	(280,773,352)	(125,516,449)
$(2,006,791)	$(32,242,198)	$(615,572)	$(260,440,958)	$(106,326,950)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations (Continued)
For the Year Ended December 31, 2018
	First Trust Germany AlphaDEX® Fund (FGM)	First Trust Canada AlphaDEX® Fund (FCAN)	First Trust Australia AlphaDEX® Fund (FAUS)	First Trust United Kingdom AlphaDEX® Fund (FKU)
INVESTMENT INCOME:
Dividends	$ 6,566,474	$ 245,878	$ 63,122	$ 493,196
Securities lending income (net of fees)	3,907	1,085	—	—
Foreign withholding tax	(789,029)	(36,999)	(3,520)	(4,195)
Other	—	—	—	—
Total investment income	5,781,352	209,964	59,602	489,001
EXPENSES:
Investment advisory fees	1,878,251	85,103	12,908	108,503
Total expenses	1,878,251	85,103	12,908	108,503
NET INVESTMENT INCOME (LOSS)	3,903,101	124,861	46,694	380,498
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,188,463	(199,731)	48,798	820,947
In-kind redemptions	2,998,400	(834,015)	230,274	1,048,693
Foreign currency transactions	13,284	(146)	(538)	(3,196)
Foreign capital gains tax	—	—	—	—
Net realized gain (loss)	6,200,147	(1,033,892)	278,534	1,866,444
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(69,815,400)	(2,583,624)	(565,634)	(3,343,894)
Foreign currency translation	(32,750)	(124)	(5)	(549)
Deferred foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	(69,848,150)	(2,583,748)	(565,639)	(3,344,443)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(63,648,003)	(3,617,640)	(287,105)	(1,477,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,744,902)	$(3,492,779)	$(240,411)	$(1,097,501)

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Hong Kong AlphaDEX® Fund (FHK)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)	First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$46,506	$145,857	$6,592,640	$321,560	$11,261,735	$2,420,365
—	2,666	—	—	53,634	49,066
—	—	(629,949)	(32,752)	(1,124,074)	(319,515)
—	—	6	80	—	350
46,506	148,523	5,962,697	288,888	10,191,295	2,150,266

23,713	31,970	1,842,656	110,082	2,135,798	592,967
23,713	31,970	1,842,656	110,082	2,135,798	592,967
22,793	116,553	4,120,041	178,806	8,055,497	1,557,299

783,118	27,005	(2,598,425)	(1,233,462)	(32,092,490)	(8,662,895)
—	579,266	17,069,741	64,429	2,181,960	589,140
(1,041)	87	(7,972)	(9,405)	(517,129)	(5,005)
(1,905)	—	—	—	(1,278)	—
780,172	606,358	14,463,344	(1,178,438)	(30,428,937)	(8,078,760)
14,188	—	—	—	—	—

(919,041)	(1,390,647)	(52,093,118)	(3,103,673)	(42,492,446)	(11,885,728)
591	(5)	(18,790)	(324)	(104)	(3,314)
2,008	—	—	—	—	—
(916,442)	(1,390,652)	(52,111,908)	(3,103,997)	(42,492,550)	(11,889,042)
(122,082)	(784,294)	(37,648,564)	(4,282,435)	(72,921,487)	(19,967,802)
$(99,289)	$(667,741)	$(33,528,523)	$(4,103,629)	$(64,865,990)	$(18,410,503)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)		First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 845,917	$ 1,328,760	$ 19,052,730	$ 6,264,001
Net realized gain (loss)	(1,905,052)	3,070,819	(29,644,415)	37,223,345
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(9,855,225)	8,830,389	(155,719,516)	79,690,096
Net increase (decrease) in net assets resulting from operations	(10,914,360)	13,229,968	(166,311,201)	123,177,442
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,047,602)		(18,614,887)
Net investment income		(1,716,347)		(9,061,721)
Net realized gain		—		—
Return of capital	(101,870)	—	—	—
Total distributions to shareholders	(1,149,472)	(1,716,347)	(18,614,887)	(9,061,721)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,698,358	20,122,738	250,992,759	352,575,234
Cost of shares redeemed	(20,175,241)	(5,270,585)	(180,568,319)	(8,791,380)
Net increase (decrease) in net assets resulting from shareholder transactions	(16,476,883)	14,852,153	70,424,440	343,783,854
Total increase (decrease) in net assets	(28,540,715)	26,365,774	(114,501,648)	457,899,575
NET ASSETS:
Beginning of period	58,959,272	32,593,498	707,087,321	249,187,746
End of period	$ 30,418,557	$ 58,959,272	$ 592,585,673	$ 707,087,321
Accumulated net investment income (loss) at end of period		$(344,420)		$(2,861,076)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,650,002	1,200,002	18,100,002	8,500,002
Shares sold	100,000	600,000	6,250,000	9,900,000
Shares redeemed	(650,000)	(150,000)	(5,300,000)	(300,000)
Shares outstanding, end of period	1,100,002	1,650,002	19,050,002	18,100,002

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)		First Trust Brazil AlphaDEX® Fund (FBZ)		First Trust China AlphaDEX® Fund (FCA)
Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017

$ 468,034	$ 2,204,552	$ 1,953,869	$ 2,256,588	$ 278,373	$ 124,931
(1,295,332)	2,026,103	(199,880)	4,904,766	(528,321)	1,910,476
—	—	—	—	—	—
(2,098,579)	(1,301,884)	(2,637,762)	(6,155,271)	(1,756,843)	626,521
(2,925,877)	2,928,771	(883,773)	1,006,083	(2,006,791)	2,661,928

(464,297)		(3,378,863)		(251,046)
	(2,920,964)		(2,439,989)		(177,821)
	—		(103,980)		—
(46,029)	—	—	—	—	—
(510,326)	(2,920,964)	(3,378,863)	(2,543,969)	(251,046)	(177,821)

19,605,504	60,665,092	153,263,136	70,645,418	3,241,582	6,713,848
(16,114,287)	(150,114,316)	(29,226,860)	(160,098,839)	(1,285,459)	(5,610,697)
3,491,217	(89,449,224)	124,036,276	(89,453,421)	1,956,123	1,103,151
55,014	(89,441,417)	119,773,640	(90,991,307)	(301,714)	3,587,258

17,363,263	106,804,680	9,307,536	100,298,843	7,443,445	3,856,187
$17,418,277	$ 17,363,263	$ 129,081,176	$ 9,307,536	$ 7,141,731	$ 7,443,445
	$(19,785)		$(14,443)		$(31,486)

850,002	5,700,002	600,002	7,200,002	250,002	200,002
950,000	2,850,000	11,250,000	4,550,000	100,000	250,000
(850,000)	(7,700,000)	(2,200,000)	(11,150,000)	(50,000)	(200,000)
950,002	850,002	9,650,002	600,002	300,002	250,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust Japan AlphaDEX® Fund (FJP)		First Trust South Korea AlphaDEX® Fund (FKO)
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 2,113,244	$ 769,987	$ 9,624	$ 67,388
Net realized gain (loss)	(505,568)	2,208,759	70,623	479,683
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(33,849,874)	12,297,130	(695,819)	847,334
Net increase (decrease) in net assets resulting from operations	(32,242,198)	15,275,876	(615,572)	1,394,405
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,237,007)		(42,814)
Net investment income		(1,002,182)		(22,080)
Net realized gain		—		—
Return of capital	—	—	(26,947)	—
Total distributions to shareholders	(2,237,007)	(1,002,182)	(69,761)	(22,080)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	203,059,711	52,874,641	—	22,253
Cost of shares redeemed	(99,364,520)	(31,282,166)	—	(2,821,680)
Net increase (decrease) in net assets resulting from shareholder transactions	103,695,191	21,592,475	—	(2,799,427)
Total increase (decrease) in net assets	69,215,986	35,866,169	(685,333)	(1,427,102)
NET ASSETS:
Beginning of period	83,717,717	47,851,548	2,952,159	4,379,261
End of period	$ 152,933,703	$ 83,717,717	$ 2,266,826	$ 2,952,159
Accumulated net investment income (loss) at end of period		$(235,836)		$12,640
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,400,002	1,000,002	100,002	200,002
Shares sold	3,400,000	1,000,000	—	—
Shares redeemed	(1,650,000)	(600,000)	—	(100,000)
Shares outstanding, end of period	3,150,002	1,400,002	100,002	100,002

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)		First Trust Emerging Markets AlphaDEX® Fund (FEM)		First Trust Germany AlphaDEX® Fund (FGM)
Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017

$ 20,332,394	$ 8,200,783	$ 19,189,499	$ 8,045,766	$ 3,903,101	$ 4,255,043
(66,815,769)	30,469,565	(55,862,756)	42,246,374	6,200,147	12,688,056
—	—	—	—	—	—
(213,957,583)	78,453,588	(69,653,693)	41,365,315	(69,848,150)	47,584,769
(260,440,958)	117,123,936	(106,326,950)	91,657,455	(59,744,902)	64,527,868

(20,849,188)		(17,760,227)		(4,271,617)
	(10,575,893)		(9,394,816)		(4,674,742)
	—		—		—
(817,374)	—	—	—	—	—
(21,666,562)	(10,575,893)	(17,760,227)	(9,394,816)	(4,271,617)	(4,674,742)

553,607,021	729,991,217	274,597,856	271,763,386	24,647,440	182,231,354
(141,060,958)	(185,342,428)	(147,566,982)	(52,965,236)	(80,454,260)	(81,717,451)
412,546,063	544,648,789	127,030,874	218,798,150	(55,806,820)	100,513,903
130,438,543	651,196,832	2,943,697	301,060,789	(119,823,339)	160,367,029

810,194,079	158,997,247	449,663,299	148,602,510	258,845,346	98,478,317
$940,632,622	$ 810,194,079	$ 452,606,996	$ 449,663,299	$ 139,022,007	$ 258,845,346
	$(2,518,025)		$(682,580)		$—

13,002,000	3,352,000	16,150,002	7,250,002	5,050,002	2,700,002
8,750,000	12,750,000	9,600,000	10,800,000	500,000	4,200,000
(2,650,000)	(3,100,000)	(5,900,000)	(1,900,000)	(1,850,000)	(1,850,000)
19,102,000	13,002,000	19,850,002	16,150,002	3,700,002	5,050,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust Canada AlphaDEX® Fund (FCAN)		First Trust Australia AlphaDEX® Fund (FAUS)
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 124,861	$ 111,097	$ 46,694	$ 52,745
Net realized gain (loss)	(1,033,892)	(137,337)	278,534	127,475
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(2,583,748)	526,886	(565,639)	156,296
Net increase (decrease) in net assets resulting from operations	(3,492,779)	500,646	(240,411)	336,516
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(147,686)		(49,972)
Net investment income		(112,596)		(80,283)
Net realized gain		—		—
Return of capital	—	—	—	—
Total distributions to shareholders	(147,686)	(112,596)	(49,972)	(80,283)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,981,135	17,631,286	1,629,940	—
Cost of shares redeemed	(8,829,979)	(18,385,543)	(1,644,878)	—
Net increase (decrease) in net assets resulting from shareholder transactions	4,151,156	(754,257)	(14,938)	—
Total increase (decrease) in net assets	510,691	(366,207)	(305,321)	256,233
NET ASSETS:
Beginning of period	6,621,231	6,987,438	1,683,634	1,427,401
End of period	$ 7,131,922	$ 6,621,231	$ 1,378,313	$ 1,683,634
Accumulated net investment income (loss) at end of period		$22,850		$(53,933)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	250,002	300,002	50,002	50,002
Shares sold	500,000	750,000	50,000	—
Shares redeemed	(400,000)	(800,000)	(50,000)	—
Shares outstanding, end of period	350,002	250,002	50,002	50,002

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)		First Trust India NIFTY 50 Equal Weight ETF (NFTY)		First Trust Hong Kong AlphaDEX® Fund (FHK)
Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017

$ 380,498	$ 762,171	$ 22,793	$ 86,902	$ 116,553	$ 403,613
1,866,444	(1,909,051)	780,172	304,513	606,358	695,617
—	—	14,188	—	—	—
(3,344,443)	6,970,252	(916,442)	302,146	(1,390,652)	1,679,478
(1,097,501)	5,823,372	(99,289)	693,561	(667,741)	2,778,708

(557,843)		—		(98,852)
	(788,507)		(146,993)		(469,086)
	—		—		—
—	—	—	—	—	—
(557,843)	(788,507)	—	(146,993)	(98,852)	(469,086)

1,557,444	—	1,856,385	—	—	—
(8,256,139)	(14,974,287)	(1,855,093)	—	(2,223,210)	(4,036,464)
(6,698,695)	(14,974,287)	1,292	—	(2,223,210)	(4,036,464)
(8,354,039)	(9,939,422)	(97,997)	546,568	(2,989,803)	(1,726,842)

17,986,339	27,925,761	3,633,288	3,086,720	6,405,824	8,132,666
$9,632,300	$ 17,986,339	$ 3,535,291	$ 3,633,288	$ 3,416,021	$ 6,405,824
	$70,501		$(51,707)		$(41,034)

450,002	850,002	100,002	100,002	150,002	250,002
50,000	—	50,000	—	—	—
(200,000)	(400,000)	(50,000)	—	(50,000)	(100,000)
300,002	450,002	100,002	100,002	100,002	150,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust Switzerland AlphaDEX® Fund (FSZ)		First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
OPERATIONS:
Net investment income (loss)	$ 4,120,041	$ 2,552,254	$ 178,806	$ 140,954
Net realized gain (loss)	14,463,344	4,777,970	(1,178,438)	1,327,951
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	(52,111,908)	37,156,414	(3,103,997)	963,600
Net increase (decrease) in net assets resulting from operations	(33,528,523)	44,486,638	(4,103,629)	2,432,505
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,115,398)		(207,752)
Net investment income		(3,096,407)		(185,062)
Net realized gain		—		—
Return of capital	(795,384)	—	(10,134)	—
Total distributions to shareholders	(4,910,782)	(3,096,407)	(217,886)	(185,062)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	53,962,639	105,414,378	9,208,562	7,822,662
Cost of shares redeemed	(101,401,838)	(13,596,586)	(3,801,204)	(7,833,316)
Net increase (decrease) in net assets resulting from shareholder transactions	(47,439,199)	91,817,792	5,407,358	(10,654)
Total increase (decrease) in net assets	(85,878,504)	133,208,023	1,085,843	2,236,789
NET ASSETS:
Beginning of period	237,287,797	104,079,774	8,977,337	6,740,548
End of period	$ 151,409,293	$ 237,287,797	$ 10,063,180	$ 8,977,337
Accumulated net investment income (loss) at end of period		$(328,174)		$(36,342)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,500,002	2,550,002	200,002	200,002
Shares sold	1,050,000	2,250,000	200,000	200,000
Shares redeemed	(2,100,000)	(300,000)	(100,000)	(200,000)
Shares outstanding, end of period	3,450,002	4,500,002	300,002	200,002

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)		First Trust Eurozone AlphaDEX® ETF (FEUZ)
Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017

$ 8,055,497	$ 6,346,963	$ 1,557,299	$ 144,791
(30,428,937)	30,283,493	(8,078,760)	940,107
—	—	—	—
(42,492,550)	28,305,922	(11,889,042)	2,666,560
(64,865,990)	64,936,378	(18,410,503)	3,751,458

(9,593,043)		(1,614,237)
	(7,510,083)		(168,471)
	(1,350,720)		—
—	—	—	—
(9,593,043)	(8,860,803)	(1,614,237)	(168,471)

112,432,427	172,061,512	79,310,329	32,847,682
(151,703,188)	(51,387,268)	(48,785,143)	(3,534,316)
(39,270,761)	120,674,244	30,525,186	29,313,366
(113,729,794)	176,749,819	10,500,446	32,896,353

271,055,430	94,305,611	39,424,975	6,528,622
$157,325,636	$ 271,055,430	$ 49,925,421	$ 39,424,975
	$(1,109,275)		$(8,150)

6,300,002	3,100,002	900,002	200,002
2,500,000	4,500,000	1,850,000	800,000
(3,950,000)	(1,300,000)	(1,300,000)	(100,000)
4,850,002	6,300,002	1,450,002	900,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 35.73	$ 27.16	$ 27.72	$ 27.93	$ 27.89
Income from investment operations:
Net investment income (loss)	0.40	0.93	0.48	0.55	0.41
Net realized and unrealized gain (loss)	(7.72)	8.76	(0.38)	(0.28)	0.78
Total from investment operations	(7.32)	9.69	0.10	0.27	1.19
Distributions paid to shareholders from:
Net investment income	(0.69)	(1.12)	(0.66)	(0.22)	(1.06)
Return of capital	(0.07)	—	—	(0.26)	(0.09)
Total distributions	(0.76)	(1.12)	(0.66)	(0.48)	(1.15)
Net asset value, end of period	$27.65	$35.73	$27.16	$27.72	$27.93
Total return (a)	(20.71)%	35.93%	0.29%	0.97%	4.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 30,419	$ 58,959	$ 32,593	$ 36,036	$ 30,727
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.68%	2.95%	1.68%	1.55%	1.46%
Portfolio turnover rate (b)	88%	94%	96%	127%	186%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 39.07	$ 29.32	$ 29.61	$ 29.50	$ 33.10
Income from investment operations:
Net investment income (loss)	0.84	0.49	0.53	0.62	0.70
Net realized and unrealized gain (loss)	(7.99)	9.90	(0.20)	0.14	(3.58)
Total from investment operations	(7.15)	10.39	0.33	0.76	(2.88)
Distributions paid to shareholders from:
Net investment income	(0.81)	(0.64)	(0.62)	(0.65)	(0.72)
Net asset value, end of period	$31.11	$39.07	$29.32	$29.61	$29.50
Total return (a)	(18.67)%	35.67%	1.24%	2.53%	(8.90)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 592,586	$ 707,087	$ 249,188	$ 408,613	$ 277,286
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.30%	1.39%	2.03%	2.12%	2.39%
Portfolio turnover rate (b)	99%	100%	103%	118%	106%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Latin America AlphaDEX® Fund (FLN)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 20.43	$ 18.74	$ 13.28	$ 19.09	$ 23.43
Income from investment operations:
Net investment income (loss)	0.52	1.56	0.31	0.40	0.73
Net realized and unrealized gain (loss)	(2.06)	2.23	5.35	(5.90)	(4.32)
Total from investment operations	(1.54)	3.79	5.66	(5.50)	(3.59)
Distributions paid to shareholders from:
Net investment income	(0.51)	(2.10)	(0.20)	(0.26)	(0.75)
Return of capital	(0.05)	—	—	(0.05)	—
Total distributions	(0.56)	(2.10)	(0.20)	(0.31)	(0.75)
Net asset value, end of period	$18.33	$20.43	$18.74	$13.28	$19.09
Total return (a)	(7.50)%	20.50%	42.81%	(29.08)%	(15.80)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 17,418	$ 17,363	$ 106,805	$ 3,985	$ 5,726
Ratio of total expenses to average net assets	0.80%	0.82% (b)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.46%	3.02%	1.62%	2.36%	3.11%
Portfolio turnover rate (c)	158%	187%	186%	129%	103%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Brazil AlphaDEX® Fund (FBZ)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 15.51	$ 13.93	$ 8.87	$ 15.65	$ 19.45
Income from investment operations:
Net investment income (loss)	0.55	2.46	0.34	0.36	0.78
Net realized and unrealized gain (loss)	(0.97)	1.06	4.95	(6.80)	(3.84)
Total from investment operations	(0.42)	3.52	5.29	(6.44)	(3.06)
Distributions paid to shareholders from:
Net investment income	(0.54)	(1.77)	(0.23)	(0.33)	(0.74)
Net realized gain	(1.17)	(0.17)	—	—	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(1.71)	(1.94)	(0.23)	(0.34)	(0.74)
Net asset value, end of period	$13.38	$15.51	$13.93	$8.87	$15.65
Total return (a)	(1.17)%	25.91%	59.89% (b)	(41.80)%	(16.40)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 129,081	$ 9,308	$ 100,299	$ 2,218	$ 3,912
Ratio of total expenses to average net assets	0.80%	0.84% (c)	0.80%	0.81% (c)	0.80%
Ratio of net investment income (loss) to average net assets	6.84%	3.19%	2.34%	2.90%	4.04%
Portfolio turnover rate (d)	128%	159%	111%	106%	104%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $69,112, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust China AlphaDEX® Fund (FCA)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 29.77	$ 19.28	$ 20.78	$ 22.58	$ 23.56
Income from investment operations:
Net investment income (loss)	0.84	0.47	0.42	0.85	0.58
Net realized and unrealized gain (loss)	(6.07)	10.70	(1.44)	(1.80)	(1.00)
Total from investment operations	(5.23)	11.17	(1.02)	(0.95)	(0.42)
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.68)	(0.48)	(0.85)	(0.56)
Net asset value, end of period	$23.81	$29.77	$19.28	$20.78	$22.58
Total return (a)	(17.87)%	58.35%	(4.96)% (b)	(4.37)%	(1.68)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,142	$ 7,443	$ 3,856	$ 9,351	$ 15,803
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.90%	1.69%	2.07%	3.85%	2.04%
Portfolio turnover rate (c)	97%	69%	197%	177%	79%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $9,330, which represents less than $0.03 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Japan AlphaDEX® Fund (FJP)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 59.80	$ 47.85	$ 47.18	$ 44.99	$ 46.02
Income from investment operations:
Net investment income (loss)	0.79	0.64	0.48	0.46	0.49 (a)
Net realized and unrealized gain (loss)	(11.30)	12.08	0.88	2.13	(1.03)
Total from investment operations	(10.51)	12.72	1.36	2.59	(0.54)
Distributions paid to shareholders from:
Net investment income	(0.74)	(0.77)	(0.69)	(0.40)	(0.49)
Net asset value, end of period	$48.55	$59.80	$47.85	$47.18	$44.99
Total return (b)	(17.66)%	26.70%	2.91%	5.73%	(1.22)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 152,934	$ 83,718	$ 47,852	$ 96,714	$ 38,238
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.34%	1.22%	0.86%	0.99%	1.06%
Portfolio turnover rate (c)	90%	101%	122%	105%	148%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust South Korea AlphaDEX® Fund (FKO)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 29.52	$ 21.90	$ 22.89	$ 23.85	$ 27.85
Income from investment operations:
Net investment income (loss)	0.10	0.35	(0.01)	0.09	0.07 (a)
Net realized and unrealized gain (loss)	(6.25)	7.38	(0.57)	(0.81)	(3.83)
Total from investment operations	(6.15)	7.73	(0.58)	(0.72)	(3.76)
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.11)	—	(0.07)	(0.20)
Return of capital	(0.27)	—	(0.41)	(0.17)	(0.04)
Total distributions	(0.70)	(0.11)	(0.41)	(0.24)	(0.24)
Net asset value, end of period (b)	$22.67	$29.52	$21.90	$22.89	$23.85
Total return	(20.98)%	35.39%	(2.74)%	(3.11)%	(13.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,267	$ 2,952	$ 4,379	$ 3,434	$ 3,578
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.36%	1.38%	(0.08)%	0.32%	0.25%
Portfolio turnover rate (c)	73%	77%	268%	138%	97%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 62.31	$ 47.43	$ 46.63	$ 47.14	$ 50.96
Income from investment operations:
Net investment income (loss)	1.04	0.88	0.73	0.65	0.73
Net realized and unrealized gain (loss)	(13.06)	14.98	0.90	(0.31)	(3.72)
Total from investment operations	(12.02)	15.86	1.63	0.34	(2.99)
Distributions paid to shareholders from:
Net investment income	(1.01)	(0.98)	(0.83)	(0.66)	(0.83)
Return of capital	(0.04)	—	—	(0.19)	—
Total distributions	(1.05)	(0.98)	(0.83)	(0.85)	(0.83)
Net asset value, end of period	$49.24	$62.31	$47.43	$46.63	$47.14
Total return (a)	(19.52)%	33.57%	3.55%	0.67%	(5.98)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 940,633	$ 810,194	$ 158,997	$ 167,953	$ 108,510
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.76%	1.85%	1.46%	1.36%	1.43%
Portfolio turnover rate (b)	109%	104%	124%	115%	115%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets AlphaDEX® Fund (FEM)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 27.84	$ 20.50	$ 18.10	$ 21.53	$ 24.55
Income from investment operations:
Net investment income (loss)	0.88	0.59	0.49	0.68	0.62
Net realized and unrealized gain (loss)	(5.12)	7.43	2.37	(3.46)	(3.03)
Total from investment operations	(4.24)	8.02	2.86	(2.78)	(2.41)
Distributions paid to shareholders from:
Net investment income	(0.80)	(0.68)	(0.46)	(0.64)	(0.61)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.80)	(0.68)	(0.46)	(0.65)	(0.61)
Net asset value, end of period	$22.80	$27.84	$20.50	$18.10	$21.53
Total return (a)	(15.48)%	39.43%	15.86%	(13.11)%	(10.04)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 452,607	$ 449,663	$ 148,603	$ 114,925	$ 476,909
Ratio of total expenses to average net assets	0.80%	0.80%	0.81% (b)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.37%	2.69%	2.49%	2.29%	2.76%
Portfolio turnover rate (c)	103%	101%	119%	112%	116%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Germany AlphaDEX® Fund (FGM)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 51.26	$ 36.47	$ 36.37	$ 36.07	$ 41.48
Income from investment operations:
Net investment income (loss)	0.72	1.00	0.47	0.35	0.62
Net realized and unrealized gain (loss)	(13.59)	14.87	0.11	0.36	(5.34)
Total from investment operations	(12.87)	15.87	0.58	0.71	(4.72)
Distributions paid to shareholders from:
Net investment income	(0.82)	(1.08)	(0.46)	(0.34)	(0.69)
Return of capital	—	—	(0.02)	(0.07)	—
Total distributions	(0.82)	(1.08)	(0.48)	(0.41)	(0.69)
Net asset value, end of period	$37.57	$51.26	$36.47	$36.37	$36.07
Total return (a)	(25.40)%	43.96%	1.67%	1.94%	(11.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 139,022	$ 258,845	$ 98,478	$ 189,111	$ 57,715
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.66%	2.38%	1.32%	1.34%	1.92%
Portfolio turnover rate (b)	81%	82%	114%	90%	83%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Canada AlphaDEX® Fund (FCAN)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 26.48	$ 23.29	$ 21.51	$ 31.44	$ 36.11
Income from investment operations:
Net investment income (loss)	0.24	0.28	0.22	0.27	0.75
Net realized and unrealized gain (loss)	(6.01)	3.18	1.70	(10.00)	(4.62)
Total from investment operations	(5.77)	3.46	1.92	(9.73)	(3.87)
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.27)	(0.14)	(0.20)	(0.80)
Net asset value, end of period	$20.38	$26.48	$23.29	$21.51	$31.44
Total return (a)	(21.94)%	15.03%	8.94%	(30.98)%	(10.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,132	$ 6,621	$ 6,987	$ 6,452	$ 34,579
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.17%	1.12%	0.98%	1.32%	1.44%
Portfolio turnover rate (b)	88%	85%	114%	166%	103%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Australia AlphaDEX® Fund (FAUS)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 33.67	$ 28.55	$ 27.10	$ 28.97	$ 29.99
Income from investment operations:
Net investment income (loss)	0.93	1.06	0.70	0.98	1.16
Net realized and unrealized gain (loss)	(6.03)	5.67	2.77	(2.05)	(0.67)
Total from investment operations	(5.10)	6.73	3.47	(1.07)	0.49
Distributions paid to shareholders from:
Net investment income	(1.00)	(1.61)	(2.02)	(0.80)	(1.51)
Net asset value, end of period	$27.57	$33.67	$28.55	$27.10	$28.97
Total return (a)	(15.48)%	23.87%	12.80%	(3.68)%	1.47%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,378	$ 1,684	$ 1,427	$ 2,710	$ 1,449
Ratio of total expenses to average net assets	0.80%	0.80%	0.81% (b)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.89%	3.33%	2.50%	3.64%	3.65%
Portfolio turnover rate (c)	80%	75%	92%	101%	99%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust United Kingdom AlphaDEX® Fund (FKU)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 39.97	$ 32.85	$ 40.12	$ 39.29	$ 42.46
Income from investment operations:
Net investment income (loss)	1.13	1.15	1.01	1.04	1.20
Net realized and unrealized gain (loss)	(7.35)	7.14	(7.43)	0.85	(3.08)
Total from investment operations	(6.22)	8.29	(6.42)	1.89	(1.88)
Distributions paid to shareholders from:
Net investment income	(1.64)	(1.17)	(0.85)	(1.06)	(1.29)
Net asset value, end of period	$32.11	$39.97	$32.85	$40.12	$39.29
Total return (a)	(16.16)%	25.53%	(16.08)%	4.75%	(4.53)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 9,632	$ 17,986	$ 27,926	$ 210,651	$ 64,830
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.81%	2.87%	2.47%	2.97%	2.67%
Portfolio turnover rate (b)	107%	98%	109%	91%	67%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 36.33	$ 30.87	$ 28.85	$ 36.44	$ 31.82
Income from investment operations:
Net investment income (loss)	0.23	0.87	0.93	1.13	0.08
Net realized and unrealized gain (loss)	(1.21)	6.06	2.10	(7.47)	4.73
Total from investment operations	(0.98)	6.93	3.03	(6.34)	4.81
Distributions paid to shareholders from:
Net investment income	—	(1.47)	(0.76)	(1.15)	(0.03)
Return of capital	—	—	(0.25)	(0.10)	(0.16)
Total distributions	—	(1.47)	(1.01)	(1.25)	(0.19)
Net asset value, end of period	$35.35	$36.33	$30.87	$28.85	$36.44
Total return (a)	(2.67)% (b)	22.54%	10.31%	(17.56)%	15.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,535	$ 3,633	$ 3,087	$ 5,771	$ 27,327
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.77%	2.45%	2.17%	1.59%	0.55%
Portfolio turnover rate (c)	156% (d)	64%	76%	133%	26%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $14,188, which represents $0.14 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective April 17, 2018 which resulted in a complete rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Hong Kong AlphaDEX® Fund (FHK)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 42.70	$ 32.53	$ 33.72	$ 38.29	$ 38.60
Income from investment operations:
Net investment income (loss)	1.03	2.41	1.33	0.78	1.20
Net realized and unrealized gain (loss)	(8.58)	10.59	(1.17)	(4.35)	(0.58)
Total from investment operations	(7.55)	13.00	0.16	(3.57)	0.62
Distributions paid to shareholders from:
Net investment income	(0.99)	(2.83)	(1.35)	(1.00)	(0.93)
Net asset value, end of period	$34.16	$42.70	$32.53	$33.72	$38.29
Total return (a)	(17.84)%	40.31%	0.54%	(9.51)%	1.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,416	$ 6,406	$ 8,133	$ 141,620	$ 40,204
Ratio of total expenses to average net assets	0.80%	0.80%	0.81% (b)	0.81% (b)	0.80%
Ratio of net investment income (loss) to average net assets	2.92%	4.83%	0.98%	2.82%	5.30%
Portfolio turnover rate (c)	66%	76%	257%	106%	43%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 52.73	$ 40.82	$ 39.97	$ 38.09	$ 40.79
Income from investment operations:
Net investment income (loss)	0.82	0.66	0.75	0.44	0.56
Net realized and unrealized gain (loss)	(8.66)	12.03	0.89	1.87	(2.54)
Total from investment operations	(7.84)	12.69	1.64	2.31	(1.98)
Distributions paid to shareholders from:
Net investment income	(0.84)	(0.78)	(0.74)	(0.43)	(0.48)
Return of capital	(0.16)	—	(0.05)	—	(0.24)
Total distributions	(1.00)	(0.78)	(0.79)	(0.43)	(0.72)
Net asset value, end of period (a)	$43.89	$52.73	$40.82	$39.97	$38.09
Total return	(15.11)%	31.26%	4.21%	6.06%	(5.06)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 151,409	$ 237,288	$ 104,080	$ 191,851	$ 53,332
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.79%	1.43%	1.91%	1.82%	0.86%
Portfolio turnover rate (b)	65%	50%	92%	82%	72%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 44.89	$ 33.70	$ 33.32	$ 32.07	$ 36.63
Income from investment operations:
Net investment income (loss)	0.58	0.71	0.50	0.45	0.57
Net realized and unrealized gain (loss)	(11.28)	11.41	0.47	1.37	(4.30)
Total from investment operations	(10.70)	12.12	0.97	1.82	(3.73)
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.93)	(0.59)	(0.57)	(0.83)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.65)	(0.93)	—	—	—
Net asset value, end of period	$33.54	$44.89	$33.70	$33.32	$32.07
Total return (a)	(24.03)%	36.23%	2.96%	5.65%	(10.36)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,063	$ 8,977	$ 6,741	$ 6,665	$ 6,414
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.30%	1.80%	1.53%	1.31%	1.54%
Portfolio turnover rate (b)	142%	111%	127%	137%	137%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 43.02	$ 30.42	$ 27.43	$ 32.64	$ 35.44
Income from investment operations:
Net investment income (loss)	1.19	1.11	0.64	0.71	0.62
Net realized and unrealized gain (loss)	(10.26)	12.96	3.08	(5.03)	(2.29)
Total from investment operations	(9.07)	14.07	3.72	(4.32)	(1.67)
Distributions paid to shareholders from:
Net investment income	(1.44)	(1.26)	(0.73)	(0.80)	(1.08)
Net realized gain	(0.07)	(0.21)	—	—	—
Return of capital	—	—	—	(0.09)	(0.05)
Total distributions	(1.51)	(1.47)	(0.73)	(0.89)	(1.13)
Net asset value, end of period	$32.44	$43.02	$30.42	$27.43	$32.64
Total return (a)	(21.42)%	46.57%	13.53% (a)	(13.39)%	(4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 157,326	$ 271,055	$94,306 (b)	$ 24,684	$ 40,799
Ratio of total expenses to average net assets	0.80%	0.80%	0.93% (c)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.02%	3.26%	2.39%	2.53%	2.11%
Portfolio turnover rate (d)	126%	113%	121%	151%	174%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $2,732, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Ratio reflects foreign capital gain tax expense of 0.14% which is not covered under the annual unitary management fee.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Eurozone AlphaDEX® ETF (FEUZ)
	Year Ended December 31,				Period Ended 12/31/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 43.81	$ 32.64	$ 31.66	$ 30.89	$ 30.55
Income from investment operations:
Net investment income (loss)	0.80	0.47	0.50	0.34	0.01
Net realized and unrealized gain (loss)	(9.34)	11.26	1.17	0.77	0.34
Total from investment operations	(8.54)	11.73	1.67	1.11	0.35
Distributions paid to shareholders from:
Net investment income	(0.84)	(0.56)	(0.69)	(0.23)	(0.01)
Return of capital	—	—	—	(0.11)	—
Total distributions	(0.84)	(0.56)	(0.69)	(0.34)	(0.01)
Net asset value, end of period	$34.43	$43.81	$32.64	$31.66	$30.89
Total return (b)	(19.82)%	36.19%	5.49%	3.54%	1.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 49,925	$ 39,425	$ 6,529	$ 11,080	$ 338,213
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80% (c)
Ratio of net investment income (loss) to average net assets	2.10%	0.96%	1.70%	0.30%	0.08% (c)
Portfolio turnover rate (d)	90%	77%	98%	21%	2%

(a)	Inception date is October 21, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of the following nineteen funds (each a “Fund” and collectively, the “Funds”), including the exchange on which they are listed and traded:
First Trust Asia Pacific ex-Japan AlphaDEX® Fund – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “FPA”)
First Trust Europe AlphaDEX® Fund – (Nasdaq ticker “FEP”)
First Trust Latin America AlphaDEX® Fund – (Nasdaq ticker “FLN”)
First Trust Brazil AlphaDEX® Fund – (Nasdaq ticker “FBZ”)
First Trust China AlphaDEX® Fund – (Nasdaq ticker “FCA”)
First Trust Japan AlphaDEX® Fund – (Nasdaq ticker “FJP”)
First Trust South Korea AlphaDEX® Fund – (Nasdaq ticker “FKO”)
First Trust Developed Markets ex-US AlphaDEX® Fund – (Nasdaq ticker “FDT”)
First Trust Emerging Markets AlphaDEX® Fund – (Nasdaq ticker “FEM”)
First Trust Germany AlphaDEX® Fund – (Nasdaq ticker “FGM”)
First Trust Canada AlphaDEX® Fund – (Nasdaq ticker “FCAN”)
First Trust Australia AlphaDEX® Fund – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FAUS”)
First Trust United Kingdom AlphaDEX® Fund – (Nasdaq ticker “FKU”)
First Trust India NIFTY 50 Equal Weight ETF – (Nasdaq ticker “NFTY”)(1)
First Trust Hong Kong AlphaDEX® Fund – (Nasdaq ticker “FHK”)
First Trust Switzerland AlphaDEX® Fund – (Nasdaq ticker “FSZ”)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund – (Nasdaq ticker “FDTS”)
First Trust Emerging Markets Small Cap AlphaDEX® Fund – (Nasdaq ticker “FEMS”)
First Trust Eurozone AlphaDEX® ETF – (Nasdaq ticker “FEUZ”)
(1)	Effective on April 17, 2018, First Trust Taiwan AlphaDEX® Fund (Nasdaq ticker “FTW”) changed its name and ticker symbol to First Trust India NIFTY 50 Equal Weight ETF (Nasdaq ticker “NFTY”).
Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which a Fund invests and/or cash. Except when aggregated in Creation Units, each Fund’s shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX® Fund	NASDAQ AlphaDEX® Europe Index
First Trust Latin America AlphaDEX® Fund	NASDAQ AlphaDEX® Latin America Index
First Trust Brazil AlphaDEX® Fund	NASDAQ AlphaDEX® Brazil Index
First Trust China AlphaDEX® Fund	NASDAQ AlphaDEX® China Index
First Trust Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Japan Index
First Trust South Korea AlphaDEX® Fund	NASDAQ AlphaDEX® South Korea Index
First Trust Developed Markets ex-US AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Index
First Trust Germany AlphaDEX® Fund	NASDAQ AlphaDEX® Germany Index
First Trust Canada AlphaDEX® Fund	NASDAQ AlphaDEX® Canada Index
First Trust Australia AlphaDEX® Fund	NASDAQ AlphaDEX® Australia Index
First Trust United Kingdom AlphaDEX® Fund	NASDAQ AlphaDEX® United Kingdom Index
First Trust India NIFTY 50 Equal Weight ETF	NIFTY 50 Equal Weight Index(2)
First Trust Hong Kong AlphaDEX® Fund	NASDAQ AlphaDEX® Hong Kong Index
First Trust Switzerland AlphaDEX® Fund	NASDAQ AlphaDEX® Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX® ETF	NASDAQ AlphaDEX® Eurozone Index
(2)	Effective on April 17, 2018, First Trust India NIFTY 50 Equal Weight ETF’s underlying index was changed from the NASDAQ AlphaDEX® Taiwan Index to the NIFTY 50 Equal Weight Index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2018, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and investment income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, FJP, FDT, FEM, FHK, FEMS, and FEUZ had securities in the securities lending program. During the fiscal year ended December 31, 2018, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FCAN, FHK, FEMS, and FEUZ participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
E. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2018, were received as collateral for lending securities.
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,047,602	$ —	$ 101,870
First Trust Europe AlphaDEX® Fund	18,614,887	—	—
First Trust Latin America AlphaDEX® Fund	464,297	—	46,029
First Trust Brazil AlphaDEX® Fund	2,178,371	1,200,492	—
First Trust China AlphaDEX® Fund	251,046	—	—
First Trust Japan AlphaDEX® Fund	2,237,007	—	—
First Trust South Korea AlphaDEX® Fund	42,814	—	26,947
First Trust Developed Markets ex-US AlphaDEX® Fund	20,849,188	—	817,374
First Trust Emerging Markets AlphaDEX® Fund	17,760,227	—	—
First Trust Germany AlphaDEX® Fund	4,271,617	—	—
First Trust Canada AlphaDEX® Fund	147,686	—	—
First Trust Australia AlphaDEX® Fund	49,972	—	—
First Trust United Kingdom AlphaDEX® Fund	557,843	—	—
First Trust India NIFTY 50 Equal Weight ETF	—	—	—
First Trust Hong Kong AlphaDEX® Fund	98,852	—	—
First Trust Switzerland AlphaDEX® Fund	4,115,398	—	795,384
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	207,752	—	10,134
First Trust Emerging Markets Small Cap AlphaDEX® Fund	9,374,796	218,247	—
First Trust Eurozone AlphaDEX® ETF	1,614,237	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2017, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,716,347	$ —	$ —
First Trust Europe AlphaDEX® Fund	9,061,721	—	—
First Trust Latin America AlphaDEX® Fund	2,920,964	—	—
First Trust Brazil AlphaDEX® Fund	2,543,969	—	—
First Trust China AlphaDEX® Fund	177,821	—	—
First Trust Japan AlphaDEX® Fund	1,002,182	—	—
First Trust South Korea AlphaDEX® Fund	22,080	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	10,575,893	—	—
First Trust Emerging Markets AlphaDEX® Fund	9,394,816	—	—
First Trust Germany AlphaDEX® Fund	4,674,742	—	—
First Trust Canada AlphaDEX® Fund	112,596	—	—
First Trust Australia AlphaDEX® Fund	80,283	—	—
First Trust United Kingdom AlphaDEX® Fund	788,507	—	—
First Trust India NIFTY 50 Equal Weight ETF	146,993	—	—
First Trust Hong Kong AlphaDEX® Fund	469,086	—	—
First Trust Switzerland AlphaDEX® Fund	3,096,407	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	185,062	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	8,143,233	717,570	—
First Trust Eurozone AlphaDEX® ETF	168,471	—	—
As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —	$ (10,068,249)	$ (2,064,696)
First Trust Europe AlphaDEX® Fund	—	(126,223,917)	(77,463,232)
First Trust Latin America AlphaDEX® Fund	—	(6,114,908)	(782,404)
First Trust Brazil AlphaDEX® Fund	76,444	—	(1,738,323)
First Trust China AlphaDEX® Fund	862	(5,192,806)	(1,571,133)
First Trust Japan AlphaDEX® Fund	—	(29,040,702)	(22,951,546)
First Trust South Korea AlphaDEX® Fund	—	(2,149,384)	15,013
First Trust Developed Markets ex-US AlphaDEX® Fund	—	(103,321,781)	(139,409,376)
First Trust Emerging Markets AlphaDEX® Fund	98,887	(121,484,392)	(30,011,890)
First Trust Germany AlphaDEX® Fund	—	(19,399,636)	(27,790,235)
First Trust Canada AlphaDEX® Fund	—	(15,418,669)	(2,076,903)
First Trust Australia AlphaDEX® Fund	1,304	(439,517)	(291,518)
First Trust United Kingdom AlphaDEX® Fund	—	(37,040,742)	(1,521,042)
First Trust India NIFTY 50 Equal Weight ETF	3,717	(1,100,025)	(290,046)
First Trust Hong Kong AlphaDEX® Fund	2,006	(49,347,327)	(198,884)
First Trust Switzerland AlphaDEX® Fund	—	(22,613,388)	(15,203,198)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—	(2,607,186)	(2,103,535)
First Trust Emerging Markets Small Cap AlphaDEX® Fund	—	(33,547,054)	(15,629,893)
First Trust Eurozone AlphaDEX® ETF	—	(8,860,433)	(9,314,129)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
G. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduces a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million will be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 will be considered exempt due to a grandfather clause in the provision. In the case of the sale of listed shares held by a Fund for one year or less, the income would be classified as short-term capital gains and would be taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to securities transaction tax (“STT”). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of December 31, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2018, for federal income tax purposes, each Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
Capital Loss Available
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 10,068,249
First Trust Europe AlphaDEX® Fund	126,183,512
First Trust Latin America AlphaDEX® Fund	6,114,908
First Trust Brazil AlphaDEX® Fund	—
First Trust China AlphaDEX® Fund	5,192,806
First Trust Japan AlphaDEX® Fund	29,010,747
First Trust South Korea AlphaDEX® Fund	2,147,235
First Trust Developed Markets ex-US AlphaDEX® Fund	103,321,781
First Trust Emerging Markets AlphaDEX® Fund	121,484,392
First Trust Germany AlphaDEX® Fund	19,399,636
First Trust Canada AlphaDEX® Fund	15,418,548
First Trust Australia AlphaDEX® Fund	439,517
First Trust United Kingdom AlphaDEX® Fund	37,020,134
First Trust India NIFTY 50 Equal Weight ETF	1,100,025
First Trust Hong Kong AlphaDEX® Fund	49,347,327
First Trust Switzerland AlphaDEX® Fund	22,613,388
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	2,607,186
First Trust Emerging Markets Small Cap AlphaDEX® Fund	33,458,016
First Trust Eurozone AlphaDEX® ETF	8,840,272
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2018, the Funds incurred and elected to defer net ordinary losses as follows:
Ordinary Losses
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —
First Trust Europe AlphaDEX® Fund	40,405
First Trust Latin America AlphaDEX® Fund	—
First Trust Brazil AlphaDEX® Fund	—
First Trust China AlphaDEX® Fund	—
First Trust Japan AlphaDEX® Fund	29,955
First Trust South Korea AlphaDEX® Fund	2,149
First Trust Developed Markets ex-US AlphaDEX® Fund	—
First Trust Emerging Markets AlphaDEX® Fund	—
First Trust Germany AlphaDEX® Fund	—
First Trust Canada AlphaDEX® Fund	121
First Trust Australia AlphaDEX® Fund	—
First Trust United Kingdom AlphaDEX® Fund	20,608
First Trust India NIFTY 50 Equal Weight ETF	—
First Trust Hong Kong AlphaDEX® Fund	—
First Trust Switzerland AlphaDEX® Fund	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	89,038
First Trust Eurozone AlphaDEX® ETF	20,161
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2018, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 502,241	$ (1,338,179)	$ 835,938
First Trust Europe AlphaDEX® Fund	2,017,298	(10,961,774)	8,944,476
First Trust Latin America AlphaDEX® Fund	16,048	260,296	(276,344)
First Trust Brazil AlphaDEX® Fund	201,069	(495,749)	294,680
First Trust China AlphaDEX® Fund	5,021	45,191	(50,212)
First Trust Japan AlphaDEX® Fund	307,486	(13,213,220)	12,905,734
First Trust South Korea AlphaDEX® Fund	10,942	(10,942)	—
First Trust Developed Markets ex-US AlphaDEX® Fund	2,338,851	(3,342,450)	1,003,599
First Trust Emerging Markets AlphaDEX® Fund	(655,979)	(5,615,999)	6,271,978
First Trust Germany AlphaDEX® Fund	368,516	(1,825,900)	1,457,384
First Trust Canada AlphaDEX® Fund	(146)	885,696	(885,550)
First Trust Australia AlphaDEX® Fund	52,263	(242,642)	190,379
First Trust United Kingdom AlphaDEX® Fund	64,939	(1,051,315)	986,376
First Trust India NIFTY 50 Equal Weight ETF	32,631	(32,631)	—
First Trust Hong Kong AlphaDEX® Fund	10,857	(568,276)	557,419
First Trust Switzerland AlphaDEX® Fund	318,637	(15,777,354)	15,458,717
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	43,604	(88,953)	45,349
First Trust Emerging Markets Small Cap AlphaDEX® Fund	1,268,678	(2,688,531)	1,419,853
First Trust Eurozone AlphaDEX® ETF	40,329	(232,745)	192,416
H. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.
First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq (“Licensor”) for all the Funds except NFTY and with India Index Services & Products Ltd. (“IISL”) for NFTY (Nasdaq and IISL collectively, the “Licensors”). The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
I. Offsetting on the Statements of Assets and Liabilities
Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
J. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee of 0.80% of each Fund’s average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
During the fiscal year ended December 31, 2018, NFTY received a payment from the Advisor of $14,188 in connection with changing the Index.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 43,820,754	$ 48,664,829
First Trust Europe AlphaDEX® Fund	807,506,545	807,454,919
First Trust Latin America AlphaDEX® Fund	32,628,598	29,847,184
First Trust Brazil AlphaDEX® Fund	159,038,852	36,672,125
First Trust China AlphaDEX® Fund	12,289,392	9,095,496
First Trust Japan AlphaDEX® Fund	139,814,172	140,401,321
First Trust South Korea AlphaDEX® Fund	1,943,086	1,969,846
First Trust Developed Markets ex-US AlphaDEX® Fund	1,333,553,711	1,229,482,140
First Trust Emerging Markets AlphaDEX® Fund	719,615,126	577,764,644
First Trust Germany AlphaDEX® Fund	189,207,618	187,730,229
First Trust Canada AlphaDEX® Fund	8,898,628	9,031,291
First Trust Australia AlphaDEX® Fund	1,261,969	1,261,166
First Trust United Kingdom AlphaDEX® Fund	14,433,676	14,600,614
First Trust India NIFTY 50 Equal Weight ETF	4,797,824	4,783,679
First Trust Hong Kong AlphaDEX® Fund	2,681,958	2,682,602
First Trust Switzerland AlphaDEX® Fund	147,178,791	146,666,727
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	20,213,428	19,175,482
First Trust Emerging Markets Small Cap AlphaDEX® Fund	362,317,626	332,203,175
First Trust Eurozone AlphaDEX® ETF	63,553,496	63,550,805

For the fiscal year ended December 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,121,848	$ 12,877,420
First Trust Europe AlphaDEX® Fund	249,887,197	180,003,598
First Trust Latin America AlphaDEX® Fund	4,490,340	3,767,935
First Trust Brazil AlphaDEX® Fund	—	—
First Trust China AlphaDEX® Fund	—	1,223,146
First Trust Japan AlphaDEX® Fund	202,586,456	98,705,665
First Trust South Korea AlphaDEX® Fund	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	433,170,326	126,666,789
First Trust Emerging Markets AlphaDEX® Fund	88,919,267	101,930,580
First Trust Germany AlphaDEX® Fund	22,067,101	80,279,482
First Trust Canada AlphaDEX® Fund	12,961,370	8,675,436
First Trust Australia AlphaDEX® Fund	1,623,472	1,643,702
First Trust United Kingdom AlphaDEX® Fund	1,555,642	8,193,425
First Trust India NIFTY 50 Equal Weight ETF	—	—
First Trust Hong Kong AlphaDEX® Fund	—	2,228,164
First Trust Switzerland AlphaDEX® Fund	50,448,305	100,191,241
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	7,457,369	3,144,230
First Trust Emerging Markets Small Cap AlphaDEX® Fund	30,330,412	101,874,393
First Trust Eurozone AlphaDEX® ETF	79,184,085	48,749,147

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:
	Creation Transaction Fees	Redemption Transaction Fees
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 3,500	$ 3,500
First Trust Europe AlphaDEX® Fund	4,200	4,200
First Trust Latin America AlphaDEX® Fund	2,600	2,600
First Trust Brazil AlphaDEX® Fund	2,600	2,600
First Trust China AlphaDEX® Fund	2,100	2,100
First Trust Japan AlphaDEX® Fund	1,000	1,000
First Trust South Korea AlphaDEX® Fund	1,600	1,600
First Trust Developed Markets ex-US AlphaDEX® Fund	6,000	6,000
First Trust Emerging Markets AlphaDEX® Fund	7,500	7,500
First Trust Germany AlphaDEX® Fund	1,000	1,000
First Trust Canada AlphaDEX® Fund	500	500
First Trust Australia AlphaDEX® Fund	1,200	1,200
First Trust United Kingdom AlphaDEX® Fund	500	500
First Trust India NIFTY 50 Equal Weight ETF	2,500	2,500
First Trust Hong Kong AlphaDEX® Fund	1,600	1,600
First Trust Switzerland AlphaDEX® Fund	800	800
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	7,400	7,400
First Trust Emerging Markets Small Cap AlphaDEX® Fund	9,000	9,000
First Trust Eurozone AlphaDEX® ETF	3,700	3,700

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”), comprising the First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF (formerly known as First Trust Taiwan AlphaDEX® Fund), First Trust Hong Kong AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, and First Trust Eurozone AlphaDEX® ETF (the “Funds”), each a series of First Trust Exchange-Traded AlphaDEX® Fund II, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded AlphaDEX® Fund II as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	For the years ended December 31, 2018, 2017, 2016, 2015, and 2014
First Trust Europe AlphaDEX® Fund
First Trust Latin America AlphaDEX® Fund
First Trust Brazil AlphaDEX® Fund
First Trust China AlphaDEX® Fund
First Trust Japan AlphaDEX® Fund
First Trust South Korea AlphaDEX® Fund
First Trust Developed Markets ex-US AlphaDEX® Fund
First Trust Emerging Markets AlphaDEX® Fund
First Trust Germany AlphaDEX® Fund
First Trust Canada AlphaDEX® Fund
First Trust Australia AlphaDEX® Fund
First Trust United Kingdom AlphaDEX® Fund
First Trust India NIFTY 50 Equal Weight ETF (formerly known as First Trust Taiwan AlphaDEX® Fund)
First Trust Hong Kong AlphaDEX® Fund
First Trust Switzerland AlphaDEX® Fund
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund
First Trust Emerging Markets Small Cap AlphaDEX® Fund
First Trust Eurozone AlphaDEX® ETF	For the years ended December 31, 2018, 2017, 2016, 2015, and the period from October 21, 2014 (commencement of operations) through December 31, 2014
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered

Report of Independent Registered Public Accounting Firm (Continued)
with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 25, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose each Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of each Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended December 31, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	0.00%
First Trust Europe AlphaDEX® Fund	0.00%
First Trust Latin America AlphaDEX® Fund	0.00%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	0.00%
First Trust Japan AlphaDEX® Fund	0.00%
First Trust South Korea AlphaDEX® Fund	0.00%
First Trust Developed Markets ex-US AlphaDEX® Fund	0.00%
First Trust Emerging Markets AlphaDEX® Fund	0.00%
First Trust Germany AlphaDEX® Fund	0.00%
First Trust Canada AlphaDEX® Fund	0.00%
First Trust Australia AlphaDEX® Fund	0.00%
First Trust United Kingdom AlphaDEX® Fund	0.00%
First Trust India NIFTY 50 Equal Weight ETF	0.00%
First Trust Hong Kong AlphaDEX® Fund	0.00%
First Trust Switzerland AlphaDEX® Fund	0.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	0.00%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	0.00%
First Trust Eurozone AlphaDEX® ETF	0.00%

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
For the taxable year ended December 31, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	29.55%
First Trust Europe AlphaDEX® Fund	100.00%
First Trust Latin America AlphaDEX® Fund	21.14%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	82.42%
First Trust Japan AlphaDEX® Fund	100.00%
First Trust South Korea AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US AlphaDEX® Fund	78.00%
First Trust Emerging Markets AlphaDEX® Fund	68.46%
First Trust Germany AlphaDEX® Fund	100.00%
First Trust Canada AlphaDEX® Fund	100.00%
First Trust Australia AlphaDEX® Fund	90.06%
First Trust United Kingdom AlphaDEX® Fund	100.00%
First Trust India NIFTY 50 Equal Weight ETF	0.00%
First Trust Hong Kong AlphaDEX® Fund	0.00%
First Trust Switzerland AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	100.00%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	50.55%
First Trust Eurozone AlphaDEX® ETF	89.54%
The following Funds met the requirements of Section 853 of the Internal Revenue Code and elect to pass through to their shareholders credit for foreign taxes paid. The total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,210,258	$ 1.10	$ 56,983	$ 0.05
First Trust Europe AlphaDEX® Fund	26,930,522	1.41	2,001,960	0.11
First Trust Latin America AlphaDEX® Fund	679,849	0.72	65,123	0.07
First Trust Brazil AlphaDEX® Fund	2,119,159	0.22	134,385	0.01
First Trust China AlphaDEX® Fund	377,892	1.26	22,555	0.08
First Trust Japan AlphaDEX® Fund	3,707,624	1.18	362,979	0.12
First Trust South Korea AlphaDEX® Fund	39,873	0.40	5,426	0.05
First Trust Developed Markets ex-US AlphaDEX® Fund	30,063,052	1.57	2,153,461	0.11
First Trust Emerging Markets AlphaDEX® Fund	25,643,488	1.29	2,278,800	0.11
First Trust Germany AlphaDEX® Fund	6,566,474	1.77	788,824	0.21
First Trust Canada AlphaDEX® Fund	238,766	0.68	32,591	0.09
First Trust Australia AlphaDEX® Fund	54,275	1.09	1,855	0.04
First Trust United Kingdom AlphaDEX® Fund	487,114	1.62	0	0.00
First Trust India NIFTY 50 Equal Weight ETF	44,349	0.44	0	0.00
First Trust Hong Kong AlphaDEX® Fund	145,857	1.46	0	0.00
First Trust Switzerland AlphaDEX® Fund	6,592,640	1.91	629,949	0.18
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	304,645	1.02	28,680	0.10
First Trust Emerging Markets Small Cap AlphaDEX® Fund	11,194,997	2.31	1,032,737	0.21
First Trust Eurozone AlphaDEX® ETF	2,313,190	1.60	245,474	0.17

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund II funds it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2018, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,667,371. This figure is comprised of $73,064 paid (or to be paid) in fixed compensation and $1,594,307 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $1,058,869 paid (or to be paid) to senior management of First Trust Advisors L.P. and $608,502 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	161	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	161	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	161	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	161	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	161	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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First Trust Exchange-Traded AlphaDEX® Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $427,500 for the fiscal year ended December 31, 2017 and $431,000 for the fiscal year ended December 31, 2018.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017, and $0 for the fiscal year ended December 31, 2018.

Audit-Related Fees (Investment Adviser and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $190,535 for the fiscal year ended December 31, 2017, and $124,200 for the fiscal year ended December 31, 2018.

Tax Fees (Investment Adviser and Distributor) —The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2018.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2017, and $0 for the fiscal year ended December 31, 2018.

All Other Fees (Investment Adviser and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2017, and $0 for the fiscal year ended December 31, 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2017 were $190,535 for the Registrant, $44,000 for the Registrant’s investment adviser, and $63,400 for the Registrant’s distributor; and for the fiscal year ended December 31, 2018 were $124,200 for the Registrant, $48,190 for the Registrant’s investment adviser, and $80,310 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund II

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	March 8, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	March 8, 2019

 * Print the name and title of each signing officer under his or her signature.